
                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-V2
                                                               Price-DM Sensitivity Report

                                           Settlement                                         9/21/00
                                           Accrued Date                                        9/1/00
                                           Next Payment                                      10/25/00
                                           Class Balance                                 $123,676,600
                                           Accrued Days                                            20
                                           Pass-Thru Margin                                     0.26%
                                           Cleanup Call                           Yes

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC   FRM:175% PPC    FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC   ARM:150% PPC    ARM:175% PPC
   99-24           0.283          0.302          0.322          0.342           0.361           0.38           0.399           0.418
   99-24+          0.282          0.299          0.318          0.337           0.355          0.373            0.39           0.408
   99-25            0.28          0.297          0.314          0.332           0.348          0.365           0.382           0.398
   99-25+          0.279          0.294           0.31          0.327           0.342          0.358           0.373           0.388
   99-26           0.278          0.292          0.307          0.321           0.336           0.35           0.364           0.378
   99-26+          0.276          0.289          0.303          0.316           0.329          0.342           0.355           0.368
   99-27           0.275          0.286          0.299          0.311           0.323          0.335           0.347           0.358
   99-27+          0.273          0.284          0.295          0.306           0.317          0.327           0.338           0.349
   99-28           0.272          0.281          0.291          0.301            0.31           0.32           0.329           0.339
   99-28+           0.27          0.278          0.287          0.296           0.304          0.312           0.321           0.329
   99-29           0.269          0.276          0.283          0.291           0.298          0.305           0.312           0.319
   99-29+          0.267          0.273          0.279          0.286           0.292          0.297           0.303           0.309
   99-30           0.266          0.271          0.275           0.28           0.285           0.29           0.295           0.299
   99-30+          0.264          0.268          0.272          0.275           0.279          0.282           0.286            0.29
   99-31           0.263          0.265          0.268           0.27           0.273          0.275           0.277            0.28
   99-31+          0.261          0.263          0.264          0.265           0.266          0.267           0.269            0.27
  100-00            0.26           0.26           0.26           0.26            0.26           0.26            0.26            0.26
  100-00+          0.259          0.257          0.256          0.255           0.254          0.253           0.251            0.25
  100-01           0.257          0.255          0.252           0.25           0.247          0.245           0.243            0.24
  100-01+          0.256          0.252          0.248          0.245           0.241          0.238           0.234           0.231
  100-02           0.254           0.25          0.245           0.24           0.235           0.23           0.225           0.221
  100-02+          0.253          0.247          0.241          0.234           0.229          0.223           0.217           0.211
  100-03           0.251          0.244          0.237          0.229           0.222          0.215           0.208           0.201
  100-03+           0.25          0.242          0.233          0.224           0.216          0.208           0.199           0.191
  100-04           0.248          0.239          0.229          0.219            0.21            0.2           0.191           0.181
  100-04+          0.247          0.236          0.225          0.214           0.203          0.193           0.182           0.172
  100-05           0.245          0.234          0.221          0.209           0.197          0.185           0.173           0.162
  100-05+          0.244          0.231          0.217          0.204           0.191          0.178           0.165           0.152
  100-06           0.242          0.229          0.214          0.199           0.184           0.17           0.156           0.142
  100-06+          0.241          0.226           0.21          0.194           0.178          0.163           0.147           0.132
  100-07            0.24          0.223          0.206          0.189           0.172          0.155           0.139           0.123
  100-07+          0.238          0.221          0.202          0.183           0.166          0.148            0.13           0.113
  100-08           0.237          0.218          0.198          0.178           0.159           0.14           0.122           0.103
WAL (yr)           21.56           9.13           5.25           3.66            2.84           2.32            1.96             1.7
MDUR (yr)          10.25            5.7           3.87           2.93            2.38              2            1.73            1.52
First Prin Pay  10/25/00       10/25/00       10/25/00       10/25/00        10/25/00       10/25/00        10/25/00        10/25/00
Last Prin Pay    2/25/30        1/25/26        2/25/18       11/25/12         5/25/10        4/25/08         9/25/06        10/25/05

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        14:35:15 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-V1
                                                               Price-DM Sensitivity Report

                                           Settlement                                         9/21/00
                                           Accrued Date                                        9/1/00
                                           Next Payment                                      10/25/00
                                           Class Balance                                 $123,676,600
                                           Accrued Days                                            20
                                           Pass-Thru Margin                                     0.25%
                                           Cleanup Call                           Yes

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC   FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC    FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC   ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC    ARM:175% PPC
   99-24           0.273         0.292          0.312          0.332           0.351            0.37           0.388           0.407
   99-24+          0.272         0.289          0.308          0.327           0.344           0.362            0.38           0.397
   99-25            0.27         0.287          0.304          0.322           0.338           0.355           0.371           0.387
   99-25+          0.269         0.284            0.3          0.316           0.332           0.347           0.362           0.378
   99-26           0.268         0.282          0.296          0.311           0.326            0.34           0.354           0.368
   99-26+          0.266         0.279          0.293          0.306           0.319           0.332           0.345           0.358
   99-27           0.265         0.276          0.289          0.301           0.313           0.325           0.336           0.348
   99-27+          0.263         0.274          0.285          0.296           0.307           0.317           0.328           0.338
   99-28           0.262         0.271          0.281          0.291             0.3            0.31           0.319           0.328
   99-28+           0.26         0.268          0.277          0.286           0.294           0.302           0.311           0.319
   99-29           0.259         0.266          0.273          0.281           0.288           0.295           0.302           0.309
   99-29+          0.257         0.263          0.269          0.276           0.281           0.287           0.293           0.299
   99-30           0.256          0.26          0.265           0.27           0.275            0.28           0.285           0.289
   99-30+          0.254         0.258          0.262          0.265           0.269           0.272           0.276           0.279
   99-31           0.253         0.255          0.258           0.26           0.263           0.265           0.267            0.27
   99-31+          0.251         0.253          0.254          0.255           0.256           0.257           0.259            0.26
  100-00            0.25          0.25           0.25           0.25            0.25            0.25            0.25            0.25
  100-00+          0.249         0.247          0.246          0.245           0.244           0.243           0.241            0.24
  100-01           0.247         0.245          0.242           0.24           0.237           0.235           0.233            0.23
  100-01+          0.246         0.242          0.238          0.235           0.231           0.228           0.224           0.221
  100-02           0.244          0.24          0.235           0.23           0.225            0.22           0.215           0.211
  100-02+          0.243         0.237          0.231          0.225           0.219           0.213           0.207           0.201
  100-03           0.241         0.234          0.227          0.219           0.212           0.205           0.198           0.191
  100-03+           0.24         0.232          0.223          0.214           0.206           0.198            0.19           0.181
  100-04           0.238         0.229          0.219          0.209             0.2            0.19           0.181           0.172
  100-04+          0.237         0.226          0.215          0.204           0.193           0.183           0.172           0.162
  100-05           0.235         0.224          0.211          0.199           0.187           0.175           0.164           0.152
  100-05+          0.234         0.221          0.208          0.194           0.181           0.168           0.155           0.142
  100-06           0.233         0.219          0.204          0.189           0.175           0.161           0.146           0.133
  100-06+          0.231         0.216            0.2          0.184           0.168           0.153           0.138           0.123
  100-07            0.23         0.213          0.196          0.179           0.162           0.146           0.129           0.113
  100-07+          0.228         0.211          0.192          0.174           0.156           0.138           0.121           0.103
  100-08           0.227         0.208          0.188          0.169            0.15           0.131           0.112           0.094
WAL (yr)           21.55          9.14           5.26           3.67            2.84            2.33            1.97            1.71
MDUR (yr)              0             0           3.87           2.94            2.38            2.01            1.73            1.53
First Prin Pay  10/25/00      10/25/00       10/25/00       10/25/00        10/25/00        10/25/00        10/25/00        10/25/00
Last Prin Pay    2/25/30       1/25/26        2/25/18       11/25/12         5/25/10         4/25/08         9/25/06        10/25/05

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        14:26:07 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-NAS
                                                               Price Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $14,000,000
                                           Coupon                                               7.63%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   Yes

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
   99-16           7.751          7.751          7.751           7.75            7.75            7.75            7.75           7.75
   99-17           7.747          7.746          7.745          7.744           7.744           7.744           7.743          7.742
   99-18           7.744          7.741          7.739          7.738           7.738           7.737           7.735          7.733
   99-19            7.74          7.736          7.734          7.732           7.732            7.73           7.727          7.725
   99-20           7.736          7.731          7.728          7.726           7.725           7.723            7.72          7.717
   99-21           7.732          7.726          7.723           7.72           7.719           7.717           7.712          7.709
   99-22           7.728          7.721          7.717          7.714           7.713            7.71           7.705            7.7
   99-23           7.724          7.715          7.712          7.708           7.706           7.703           7.697          7.692
   99-24           7.721           7.71          7.706          7.702             7.7           7.696            7.69          7.684
   99-25           7.717          7.705          7.701          7.696           7.694            7.69           7.683          7.676
   99-26           7.713            7.7          7.695           7.69           7.688           7.683           7.675          7.668
   99-27           7.709          7.695           7.69          7.684           7.681           7.676           7.668          7.659
   99-28           7.705           7.69          7.684          7.678           7.675            7.67            7.66          7.651
   99-29           7.702          7.685          7.679          7.672           7.669           7.663           7.653          7.643
   99-30           7.698           7.68          7.673          7.666           7.663           7.656           7.645          7.635
   99-31           7.694          7.675          7.667           7.66           7.656            7.65           7.638          7.627
  100-00            7.69           7.67          7.662          7.654            7.65           7.643            7.63          7.618
  100-01           7.686          7.665          7.656          7.648           7.644           7.636           7.623           7.61
  100-02           7.683           7.66          7.651          7.642           7.637           7.629           7.615          7.602
  100-03           7.679          7.655          7.645          7.636           7.631           7.623           7.608          7.594
  100-04           7.675           7.65           7.64           7.63           7.625           7.616             7.6          7.586
  100-05           7.671          7.645          7.634          7.624           7.619           7.609           7.593          7.577
  100-06           7.668           7.64          7.629          7.619           7.613           7.603           7.585          7.569
  100-07           7.664          7.635          7.623          7.613           7.606           7.596           7.578          7.561
  100-08            7.66           7.63          7.618          7.607             7.6           7.589           7.571          7.553
  100-09           7.656          7.625          7.612          7.601           7.594           7.583           7.563          7.545
  100-10           7.652           7.62          7.607          7.595           7.588           7.576           7.556          7.537
  100-11           7.649          7.615          7.601          7.589           7.581           7.569           7.548          7.528
  100-12           7.645           7.61          7.596          7.583           7.575           7.563           7.541           7.52
  100-13           7.641          7.605           7.59          7.577           7.569           7.556           7.533          7.512
  100-14           7.637            7.6          7.585          7.571           7.563           7.549           7.526          7.504
  100-15           7.634          7.595          7.579          7.565           7.556           7.543           7.518          7.496
  100-16            7.63           7.59          7.574          7.559            7.55           7.536           7.511          7.488
WAL (yr)           14.69           9.18           7.92           7.06            6.64            6.06            5.25           4.68
MDUR (yr)           8.21           6.21           5.63            5.2            4.98            4.65            4.17            3.8
First Prin Pay  10/25/03       10/25/03       10/25/03       10/25/03        10/25/03        10/25/03        10/25/03       10/25/03
Last Prin Pay    2/25/30        1/25/26        2/25/18       11/25/12         5/25/10         4/25/08         9/25/06       10/25/05

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

                                                                             This information is furnished to you solely by
                                                                             Greenwich Capital Markets, Inc. ("GCM") and not by the
                                                                             Issuer of the securities or any of its affiliates. GCM
                                                                             is acting as underwriter and not as Agent for the
                                                                             issuer or its affiliates in connection with the
                                                                             proposed transaction.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        14:11:50 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-NAS
                                                               Price Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $28,216,000
                                           Coupon                                               8.07%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   Yes

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
   99-16           8.203          8.203          8.202          8.201             8.2           8.199           8.197          8.196
   99-17             8.2            8.2          8.199          8.197           8.195           8.193           8.189          8.187
   99-18           8.197          8.197          8.195          8.193            8.19           8.187           8.182          8.178
   99-19           8.195          8.194          8.192          8.188           8.185            8.18           8.174          8.169
   99-20           8.192          8.191          8.188          8.184            8.18           8.174           8.167          8.161
   99-21           8.189          8.188          8.184           8.18           8.175           8.168           8.159          8.152
   99-22           8.186          8.184          8.181          8.175            8.17           8.162           8.151          8.143
   99-23           8.183          8.181          8.177          8.171           8.165           8.156           8.144          8.134
   99-24            8.18          8.178          8.174          8.167            8.16           8.149           8.136          8.126
   99-25           8.177          8.175           8.17          8.162           8.155           8.143           8.129          8.117
   99-26           8.174          8.172          8.167          8.158            8.15           8.137           8.121          8.108
   99-27           8.172          8.169          8.163          8.154           8.145           8.131           8.113          8.099
   99-28           8.169          8.166          8.159          8.149            8.14           8.125           8.106          8.091
   99-29           8.166          8.163          8.156          8.145           8.135           8.119           8.098          8.082
   99-30           8.163           8.16          8.152          8.141            8.13           8.113           8.091          8.073
   99-31            8.16          8.157          8.149          8.136           8.125           8.106           8.083          8.064
  100-00           8.157          8.154          8.145          8.132            8.12             8.1           8.076          8.056
  100-01           8.154          8.151          8.142          8.128           8.115           8.094           8.068          8.047
  100-02           8.151          8.148          8.138          8.123            8.11           8.088            8.06          8.038
  100-03           8.149          8.145          8.134          8.119           8.105           8.082           8.053           8.03
  100-04           8.146          8.142          8.131          8.115             8.1           8.076           8.045          8.021
  100-05           8.143          8.139          8.127           8.11           8.095           8.069           8.038          8.012
  100-06            8.14          8.136          8.124          8.106            8.09           8.063            8.03          8.004
  100-07           8.137          8.132           8.12          8.102           8.085           8.057           8.023          7.995
  100-08           8.134          8.129          8.117          8.097            8.08           8.051           8.015          7.986
  100-09           8.132          8.126          8.113          8.093           8.075           8.045           8.007          7.978
  100-10           8.129          8.123           8.11          8.089            8.07           8.039               8          7.969
  100-11           8.126           8.12          8.106          8.084           8.065           8.033           7.992           7.96
  100-12           8.123          8.117          8.103           8.08            8.06           8.027           7.985          7.951
  100-13            8.12          8.114          8.099          8.076           8.055            8.02           7.977          7.943
  100-14           8.117          8.111          8.096          8.072            8.05           8.014            7.97          7.934
  100-15           8.114          8.108          8.092          8.067           8.045           8.008           7.962          7.926
  100-16           8.112          8.105          8.088          8.063            8.04           8.002           7.955          7.917
WAL (yr)           29.03          23.41          16.24          11.41            9.08            6.83            5.23            4.4
MDUR (yr)          10.87          10.18           8.75            7.2            6.21            5.06            4.11           3.57
First Prin Pay  12/25/28        2/25/20       12/25/13       11/25/09         8/25/07        11/25/05         9/25/04        2/25/04
Last Prin Pay    2/25/30        1/25/26        2/25/18       11/25/12         5/25/10         4/25/08         9/25/06       10/25/05

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

                                                                             This information is furnished to you solely by
                                                                             Greenwich Capital Markets, Inc. ("GCM") and not by the
                                                                             Issuer of the securities or any of its affiliates. GCM
                                                                             is acting as underwriter and not as Agent for the
                                                                             issuer or its affiliates in connection with the
                                                                             proposed transaction.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        14:04:55 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-NAS
                                                               Price Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $42,500,000
                                           Coupon                                               7.76%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   No

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
   99-15+          7.886          7.886          7.885          7.885           7.884           7.884           7.883          7.883
   99-16+          7.883          7.882           7.88          7.878           7.877           7.874           7.871          7.869
   99-17+           7.88          7.878          7.876          7.872           7.869           7.865           7.859          7.855
   99-18+          7.877          7.874          7.871          7.865           7.861           7.855           7.847          7.841
   99-19+          7.874          7.871          7.866          7.859           7.853           7.845           7.835          7.828
   99-20+          7.871          7.867          7.861          7.852           7.846           7.835           7.823          7.814
   99-21+          7.869          7.863          7.857          7.846           7.838           7.826           7.811            7.8
   99-22+          7.866           7.86          7.852          7.839            7.83           7.816           7.799          7.786
   99-23+          7.863          7.856          7.847          7.833           7.822           7.806           7.787          7.772
   99-24+           7.86          7.852          7.842          7.826           7.814           7.797           7.775          7.758
   99-25+          7.857          7.849          7.837           7.82           7.807           7.787           7.763          7.745
   99-26+          7.854          7.845          7.833          7.813           7.799           7.777           7.751          7.731
   99-27+          7.851          7.841          7.828          7.807           7.791           7.768           7.739          7.717
   99-28+          7.849          7.838          7.823            7.8           7.783           7.758           7.727          7.703
   99-29+          7.846          7.834          7.818          7.794           7.776           7.748           7.715          7.689
   99-30+          7.843           7.83          7.814          7.787           7.768           7.739           7.703          7.676
   99-31+           7.84          7.827          7.809          7.781            7.76           7.729           7.691          7.662
  100-00+          7.837          7.823          7.804          7.774           7.752           7.719           7.679          7.648
  100-01+          7.834          7.819          7.799          7.768           7.744            7.71           7.667          7.634
  100-02+          7.831          7.815          7.795          7.761           7.737             7.7           7.655          7.621
  100-03+          7.829          7.812           7.79          7.755           7.729            7.69           7.643          7.607
  100-04+          7.826          7.808          7.785          7.748           7.721           7.681           7.631          7.593
  100-05+          7.823          7.804           7.78          7.742           7.714           7.671           7.619          7.579
  100-06+           7.82          7.801          7.776          7.735           7.706           7.661           7.607          7.566
  100-07+          7.817          7.797          7.771          7.729           7.698           7.652           7.595          7.552
  100-08+          7.814          7.793          7.766          7.722            7.69           7.642           7.583          7.538
  100-09+          7.812           7.79          7.761          7.716           7.683           7.633           7.571          7.524
  100-10+          7.809          7.786          7.757           7.71           7.675           7.623           7.559          7.511
  100-11+          7.806          7.783          7.752          7.703           7.667           7.613           7.547          7.497
  100-12+          7.803          7.779          7.747          7.697           7.659           7.604           7.535          7.483
  100-13+            7.8          7.775          7.742           7.69           7.652           7.594           7.523           7.47
  100-14+          7.797          7.772          7.738          7.684           7.644           7.584           7.511          7.456
  100-15+          7.795          7.768          7.733          7.677           7.636           7.575           7.499          7.442
WAL (yr)           26.62          14.77           9.69           6.32            5.03            3.87            3.01           2.58
MDUR (yr)          10.93           8.46           6.54            4.8            4.01            3.22            2.59           2.26
First Prin Pay   6/25/25       11/25/11        5/25/07        3/25/05         5/25/04         7/25/03        12/25/02        9/25/02
Last Prin Pay   12/25/28        2/25/20       12/25/13       11/25/09         8/25/07        11/25/05         9/25/04        2/25/04

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

                                                                             This information is furnished to you solely by
                                                                             Greenwich Capital Markets, Inc. ("GCM") and not by the
                                                                             Issuer of the securities or any of its affiliates. GCM
                                                                             is acting as underwriter and not as Agent for the
                                                                             issuer or its affiliates in connection with the
                                                                             proposed transaction.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        13:56:36 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-NAS
                                                               Price Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $30,000,000
                                           Coupon                                               7.54%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   No

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
   99-16            7.66           7.66           7.66           7.66            7.66           7.661           7.661          7.661
   99-17           7.657          7.655          7.653           7.65           7.648           7.646           7.643          7.641
   99-18           7.654           7.65          7.646           7.64           7.637           7.631           7.625          7.621
   99-19           7.651          7.645          7.638           7.63           7.625           7.617           7.607          7.601
   99-20           7.648           7.64          7.631           7.62           7.613           7.602            7.59          7.581
   99-21           7.645          7.635          7.624           7.61           7.601           7.587           7.572          7.561
   99-22           7.642           7.63          7.617            7.6           7.589           7.573           7.554          7.541
   99-23           7.639          7.625          7.609           7.59           7.577           7.558           7.536          7.521
   99-24           7.636           7.62          7.602           7.58           7.565           7.543           7.518          7.501
   99-25           7.633          7.615          7.595           7.57           7.553           7.529             7.5          7.481
   99-26            7.63          7.611          7.588           7.56           7.541           7.514           7.483          7.461
   99-27           7.627          7.606           7.58           7.55           7.529           7.499           7.465          7.441
   99-28           7.624          7.601          7.573           7.54           7.517           7.485           7.447          7.421
   99-29           7.621          7.596          7.566           7.53           7.506            7.47           7.429          7.401
   99-30           7.618          7.591          7.559           7.52           7.494           7.455           7.412          7.381
   99-31           7.616          7.586          7.551           7.51           7.482           7.441           7.394          7.361
  100-00           7.613          7.581          7.544            7.5            7.47           7.426           7.376          7.341
  100-01            7.61          7.576          7.537           7.49           7.458           7.412           7.358          7.321
  100-02           7.607          7.571           7.53           7.48           7.446           7.397           7.341          7.301
  100-03           7.604          7.566          7.523           7.47           7.434           7.382           7.323          7.281
  100-04           7.601          7.561          7.515           7.46           7.423           7.368           7.305          7.261
  100-05           7.598          7.557          7.508           7.45           7.411           7.353           7.288          7.241
  100-06           7.595          7.552          7.501           7.44           7.399           7.339            7.27          7.221
  100-07           7.592          7.547          7.494           7.43           7.387           7.324           7.252          7.201
  100-08           7.589          7.542          7.487           7.42           7.375           7.309           7.234          7.181
  100-09           7.586          7.537          7.479           7.41           7.363           7.295           7.217          7.162
  100-10           7.583          7.532          7.472            7.4           7.352            7.28           7.199          7.142
  100-11            7.58          7.527          7.465           7.39            7.34           7.266           7.181          7.122
  100-12           7.577          7.522          7.458           7.38           7.328           7.251           7.164          7.102
  100-13           7.575          7.517          7.451           7.37           7.316           7.237           7.146          7.082
  100-14           7.572          7.513          7.443           7.36           7.304           7.222           7.128          7.062
  100-15           7.569          7.508          7.436           7.35           7.293           7.208           7.111          7.043
  100-16           7.566          7.503          7.429          7.341           7.281           7.193           7.093          7.023
WAL (yr)           23.06           9.07           5.44           3.69            3.03            2.41            1.95           1.72
MDUR (yr)          10.61           6.34           4.31           3.12            2.62            2.13            1.75           1.56
First Prin Pay  10/25/21        9/25/07        1/25/05        9/25/03         3/25/03         9/25/02         5/25/02        2/25/02
Last Prin Pay    6/25/25       11/25/11        5/25/07        3/25/05         5/25/04         7/25/03        12/25/02        9/25/02

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

                                                                             This information is furnished to you solely by
                                                                             Greenwich Capital Markets, Inc. ("GCM") and not by the
                                                                             Issuer of the securities or any of its affiliates. GCM
                                                                             is acting as underwriter and not as Agent for the
                                                                             issuer or its affiliates in connection with the
                                                                             proposed transaction.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        13:51:32 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-NAS
                                                               Price Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $31,500,000
                                           Coupon                                               7.48%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   No

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
   99-15+          7.599            7.6          7.601          7.603           7.604           7.605           7.607          7.608
   99-16+          7.595          7.593          7.591          7.588           7.587           7.584           7.582           7.58
   99-17+          7.592          7.586           7.58          7.574            7.57           7.564           7.557          7.553
   99-18+          7.589          7.579           7.57          7.559           7.552           7.543           7.532          7.526
   99-19+          7.586          7.572          7.559          7.545           7.535           7.522           7.508          7.498
   99-20+          7.583          7.564          7.549           7.53           7.518           7.501           7.483          7.471
   99-21+          7.579          7.557          7.538          7.515           7.501            7.48           7.458          7.444
   99-22+          7.576           7.55          7.527          7.501           7.484            7.46           7.434          7.416
   99-23+          7.573          7.543          7.517          7.486           7.467           7.439           7.409          7.389
   99-24+           7.57          7.536          7.506          7.472            7.45           7.418           7.384          7.362
   99-25+          7.566          7.529          7.496          7.457           7.432           7.397           7.359          7.335
   99-26+          7.563          7.522          7.485          7.443           7.415           7.376           7.335          7.308
   99-27+           7.56          7.515          7.475          7.428           7.398           7.356            7.31           7.28
   99-28+          7.557          7.508          7.464          7.413           7.381           7.335           7.286          7.253
   99-29+          7.553            7.5          7.453          7.399           7.364           7.314           7.261          7.226
   99-30+           7.55          7.493          7.443          7.384           7.347           7.294           7.236          7.199
   99-31+          7.547          7.486          7.432           7.37            7.33           7.273           7.212          7.172
  100-00+          7.544          7.479          7.422          7.355           7.313           7.252           7.187          7.144
  100-01+           7.54          7.472          7.411          7.341           7.296           7.231           7.163          7.117
  100-02+          7.537          7.465          7.401          7.326           7.279           7.211           7.138           7.09
  100-03+          7.534          7.458           7.39          7.312           7.262            7.19           7.113          7.063
  100-04+          7.531          7.451           7.38          7.297           7.245           7.169           7.089          7.036
  100-05+          7.528          7.444          7.369          7.283           7.228           7.149           7.064          7.009
  100-06+          7.524          7.437          7.359          7.268           7.211           7.128            7.04          6.982
  100-07+          7.521          7.429          7.348          7.254           7.194           7.107           7.015          6.955
  100-08+          7.518          7.422          7.338          7.239           7.177           7.087           6.991          6.928
  100-09+          7.515          7.415          7.327          7.225            7.16           7.066           6.966          6.901
  100-10+          7.512          7.408          7.317           7.21           7.143           7.046           6.942          6.874
  100-11+          7.508          7.401          7.306          7.196           7.126           7.025           6.917          6.847
  100-12+          7.505          7.394          7.296          7.181           7.109           7.004           6.893           6.82
  100-13+          7.502          7.387          7.285          7.167           7.092           6.984           6.868          6.793
  100-14+          7.499           7.38          7.275          7.153           7.075           6.963           6.844          6.766
  100-15+          7.496          7.373          7.264          7.138           7.058           6.943           6.819          6.739
WAL (yr)            18.3           5.55           3.47           2.42            2.03            1.65            1.37           1.24
MDUR (yr)           9.65           4.38           2.96           2.14            1.82             1.5            1.27           1.15
First Prin Pay  11/25/15       11/25/04        5/25/03        8/25/02         4/25/02         1/25/02        10/25/01        9/25/01
Last Prin Pay   10/25/21        9/25/07        1/25/05        9/25/03         3/25/03         9/25/02         5/25/02        2/25/02

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

                                                                             This information is furnished to you solely by
                                                                             Greenwich Capital Markets, Inc. ("GCM") and not by the
                                                                             Issuer of the securities or any of its affiliates. GCM
                                                                             is acting as underwriter and not as Agent for the
                                                                             issuer or its affiliates in connection with the
                                                                             proposed transaction.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        13:38:15 [rks]

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-NAS
                                                               Price Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $62,664,000
                                           Coupon                                               7.69%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   No

                                           FRM PPC: 4%-20% CPR over 12 Months
                                           ARM PPC: 4%-35% CPR over 22 Months

Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
   99-16           7.812          7.806          7.803          7.799           7.797           7.795           7.792           7.79
   99-17           7.806          7.788          7.777          7.766            7.76           7.751           7.743          7.737
   99-18           7.801          7.771          7.752          7.733           7.722           7.708           7.693          7.683
   99-19           7.795          7.753          7.726            7.7           7.685           7.665           7.644           7.63
   99-20           7.789          7.735          7.701          7.667           7.647           7.622           7.594          7.577
   99-21           7.784          7.717          7.675          7.634            7.61           7.578           7.545          7.523
   99-22           7.778          7.699           7.65          7.601           7.573           7.535           7.496           7.47
   99-23           7.773          7.681          7.625          7.568           7.535           7.492           7.447          7.417
   99-24           7.767          7.664          7.599          7.535           7.498           7.449           7.397          7.363
   99-25           7.761          7.646          7.574          7.502           7.461           7.406           7.348           7.31
   99-26           7.756          7.628          7.549          7.469           7.423           7.363           7.299          7.257
   99-27            7.75           7.61          7.523          7.436           7.386            7.32            7.25          7.204
   99-28           7.745          7.593          7.498          7.403           7.349           7.277           7.201          7.151
   99-29           7.739          7.575          7.473           7.37           7.312           7.234           7.152          7.098
   99-30           7.734          7.557          7.447          7.337           7.274           7.191           7.103          7.045
   99-31           7.728          7.539          7.422          7.304           7.237           7.148           7.054          6.992
  100-00           7.722          7.522          7.397          7.272             7.2           7.105           7.005          6.939
  100-01           7.717          7.504          7.371          7.239           7.163           7.062           6.956          6.886
  100-02           7.711          7.486          7.346          7.206           7.126           7.019           6.907          6.833
  100-03           7.706          7.469          7.321          7.173           7.089           6.976           6.858           6.78
  100-04             7.7          7.451          7.296           7.14           7.052           6.934           6.809          6.728
  100-05           7.695          7.433           7.27          7.108           7.014           6.891            6.76          6.675
  100-06           7.689          7.416          7.245          7.075           6.977           6.848           6.711          6.622
  100-07           7.684          7.398           7.22          7.042            6.94           6.805           6.663          6.569
  100-08           7.678           7.38          7.195          7.009           6.903           6.763           6.614          6.517
  100-09           7.673          7.363           7.17          6.977           6.866            6.72           6.565          6.464
  100-10           7.667          7.345          7.145          6.944           6.829           6.677           6.516          6.411
  100-11           7.662          7.328          7.119          6.911           6.792           6.635           6.468          6.359
  100-12           7.656           7.31          7.094          6.879           6.756           6.592           6.419          6.306
  100-13           7.651          7.292          7.069          6.846           6.719           6.549           6.371          6.254
  100-14           7.645          7.275          7.044          6.814           6.682           6.507           6.322          6.201
  100-15            7.64          7.257          7.019          6.781           6.645           6.464           6.273          6.149
  100-16           7.634           7.24          6.994          6.749           6.608           6.422           6.225          6.096
WAL (yr)            8.54              2           1.35           1.02             0.9            0.77            0.67           0.62
MDUR (yr)            5.6           1.76           1.23           0.95            0.84            0.73            0.64           0.59
First Prin Pay  10/25/00       10/25/00       10/25/00       10/25/00        10/25/00        10/25/00        10/25/00       10/25/00
Last Prin Pay   11/25/15       11/25/04        5/25/03        8/25/02         4/25/02         1/25/02        10/25/01        9/25/01

                                                      Full Price = "Flat Price" + Accrued Interest.
                                                      Duration and related sensitivities are calculated at midpoint price.

                                                                             This information is furnished to you solely by
                                                                             Greenwich Capital Markets, Inc. ("GCM") and not by the
                                                                             Issuer of the securities or any of its affiliates. GCM
                                                                             is acting as underwriter and not as Agent for the
                                                                             issuer or its affiliates in connection with the
                                                                             proposed transaction.

GREENWICH CAPITAL MARKETS, INC.                                                             8-Sep-00        13:07:39 [rks]

                                    Class A-V2            Class A-V2           Class A-V2
PERIOD             DATE             Balances              INT                  PRIN
------             ----             --------              ---                  ----
   0              9/21/00          123,676,600
   1             10/25/00          122,755,763              803,623              920,837
   2             11/25/00          121,604,025              727,260            1,151,737
   3             12/25/00          120,269,814              697,196            1,334,211
   4              1/25/01          118,801,217              712,532            1,468,597
   5              2/25/01          117,176,640              703,831            1,624,578
   6              3/25/01          115,332,907              627,025            1,843,733
   7              4/25/01          113,407,624              683,283            1,925,283
   8              5/25/01          111,316,609              650,204            2,091,014
   9              6/25/01          109,107,942              659,489            2,208,667
  10              7/25/01          106,744,653              625,552            2,363,289
  11              8/25/01          104,273,646              632,403            2,471,007
  12              9/25/01          101,681,485              617,763            2,592,162
  13             10/25/01           98,955,820              582,974            2,725,665
  14             11/25/01           96,142,971              586,258            2,812,849
  15             12/25/01           93,177,756              551,220            2,965,215
  16              1/25/02           90,274,819              552,026            2,902,937
  17              2/25/02           87,422,216              534,828            2,852,604
  18              3/25/02           84,493,267              467,806            2,928,948
  19              4/25/02           81,497,234              500,576            2,996,033
  20              5/25/02           78,455,714              467,251            3,041,520
  21              6/25/02           75,439,455              464,807            3,016,258
  22              7/25/02           72,531,411              432,520            2,908,044
  23              8/25/02           69,733,364              429,708            2,798,047
  24              9/25/02           67,034,765              413,131            2,698,599
  25             10/25/02           64,432,086              384,333            2,602,679
  26             11/25/02           61,921,925              381,724            2,510,161
  27             12/25/02           59,501,000              355,019            2,420,925
  28              1/25/03           57,166,146              352,510            2,334,854
  29              2/25/03           54,914,311              338,678            2,251,836
  30              3/25/03           52,742,547              293,853            2,171,763
  31              4/25/03           50,745,673              312,470            1,996,874
  32              5/25/03           48,887,259              290,942            1,858,414
  33              6/25/03           47,161,248              289,630            1,726,011
  34              7/25/03           45,561,840              270,391            1,599,409
  35              8/25/03           44,083,477              269,929            1,478,362
  36              9/25/03           42,724,720              261,170            1,358,757
  37             10/25/03           41,203,054              244,955            1,521,666
  38             11/25/03           39,735,422              244,105            1,467,632
  39             12/25/03           38,319,910              227,816            1,415,512
  40              1/25/04           36,954,670              227,024            1,365,240
  41              2/25/04           35,637,921              218,936            1,316,749
  42              3/25/04           34,367,944              197,513            1,269,977
  43              4/25/04           33,143,082              203,611            1,224,862
  44              5/25/04           31,961,735              190,020            1,181,347
  45              6/25/04           30,822,360              189,356            1,139,374
  46              7/25/04           29,723,471              176,715            1,098,889
  47              8/25/04           28,663,631              176,095            1,059,840
  48              9/25/04           27,641,456              169,816            1,022,175
  49             10/25/04           26,655,611              158,478              985,845
  50             11/25/04           25,704,807              157,920              950,804
  51             12/25/04           24,787,803              147,374              917,005
  52              1/25/05           23,903,398              146,854              884,405
  53              2/25/05           23,050,437              141,614              852,961
  54              3/25/05           22,227,806              123,345              822,632
  55              4/25/05           21,434,427              131,687              793,379
  56              5/25/05           20,669,264              122,891              765,163
  57              6/25/05           19,931,315              122,454              737,949
  58              7/25/05           19,219,616              114,273              711,700
  59              8/25/05           18,533,234              113,866              686,382
  60              9/25/05           17,871,272              109,799              661,962
  61             10/25/05           17,232,862              102,462              638,409
  62             11/25/05           16,617,170              102,095              615,692
  63             12/25/05           16,023,389               95,272              593,781
  64              1/25/06           15,450,742               94,930              572,648
  65              2/25/06           14,898,477               91,537              552,264
  66              3/25/06           14,365,873               79,723              532,605
  67              4/25/06           13,852,230               85,110              513,643
  68              5/25/06           13,356,876               79,419              495,354
  69              6/25/06           12,879,162               79,132              477,714
  70              7/25/06           12,418,460               73,841              460,701
  71              8/25/06           11,974,168               73,572              444,292
  72              9/25/06           11,545,702               70,940              428,466
  73             10/25/06           11,132,500               66,195              413,202
  74             11/25/06           10,734,020               65,954              398,480
  75             12/25/06           10,349,740               61,542              384,280
  76              1/25/07            9,979,154               61,316              370,586
  77              2/25/07            9,621,777               59,121              357,377
  78              3/25/07            9,277,139               51,487              344,638
  79              4/25/07            8,944,787               54,962              332,352
  80              5/25/07            8,624,285               51,283              320,502
  81              6/25/07            8,315,211               51,094              309,073
  82              7/25/07            8,017,160               47,674              298,051
  83              8/25/07            7,729,740               47,497              287,420
  84              9/25/07            7,452,573               45,794              277,167
  85             10/25/07            7,185,294               42,728              267,279
  86             11/25/07            6,927,552               42,569              257,742
  87             12/25/07            6,679,008               39,718              248,544
  88              1/25/08            6,439,334               39,569              239,674
  89              2/25/08            6,208,216               38,149              231,118
  90              3/25/08            5,985,349               34,407              222,867
  91              4/25/08            5,748,375               35,460              236,973
  92              5/25/08            5,519,386               32,957              228,989
  93              6/25/08            5,298,575               32,699              220,811
  94              7/25/08            5,085,651               30,378              212,924
  95              8/25/08            4,880,334               30,130              205,317
  96              9/25/08            4,682,353               28,913              197,981
  97             10/25/08            4,491,447               26,845              190,906
  98             11/25/08            4,307,364               26,609              184,083
  99             12/25/08            4,129,862               24,696              177,503
 100              1/25/09            3,958,705               24,467              171,157
 101              2/25/09            3,793,669               23,453              165,037
 102              3/25/09            3,634,534               20,300              159,134
 103              4/25/09            3,481,092               21,533              153,443
 104              5/25/09            3,333,138               19,958              147,953
 105              6/25/09            3,190,479               19,747              142,660
 106              7/25/09            3,052,924               18,292              137,554
 107              8/25/09            2,920,293               18,087              132,631
 108              9/25/09            2,792,410               17,301              127,883
 109             10/25/09            2,669,105               16,010              123,305
 110             11/25/09            2,550,216               15,813              118,889
 111             12/25/09            2,435,584               14,621              114,631
 112              1/25/10            2,325,059               14,429              110,525
 113              2/25/10            2,218,494               13,775              106,565
 114              3/25/10            2,115,748               11,871              102,746
 115              4/25/10            2,016,684               12,535               99,064
 116              5/25/10            1,921,171               11,562               95,513
 117              6/25/10            1,829,083               11,812               92,088
 118              7/25/10            1,740,297               10,883               88,786
 119              8/25/10            1,654,695               10,700               85,601
 120              9/25/10            1,572,165               10,174               82,531
 121             10/25/10            1,492,595                9,354               79,569
 122             11/25/10            1,415,882                9,177               76,714
 123             12/25/10            1,341,922                8,424               73,960
 124              1/25/11            1,270,617                8,251               71,305
 125              2/25/11            1,201,873                7,812               68,744
 126              3/25/11            1,135,597                6,674               66,275
 127              4/25/11            1,071,703                6,982               63,894
 128              5/25/11            1,010,105                6,377               61,598
 129              6/25/11              950,720                6,210               59,385
 130              7/25/11              893,470                5,657               57,250
 131              8/25/11              838,279                5,493               55,192
 132              9/25/11              785,072                5,154               53,207
 133             10/25/11              733,779                4,671               51,293
 134             11/25/11              684,332                4,512               49,447
 135             12/25/11              636,664                4,072               47,668
 136              1/25/12              590,712                3,914               45,952
 137              2/25/12              546,414                3,632               44,298
 138              3/25/12              503,712                3,143               42,702
 139              4/25/12              462,548                3,097               41,164
 140              5/25/12              422,867                2,752               39,681
 141              6/25/12              384,616                2,600               38,251
 142              7/25/12              347,743                2,288               36,872
 143              8/25/12              312,201                2,138               35,543
 144              9/25/12              277,940                1,920               34,261
 145             10/25/12              244,915                1,654               33,025
 146             11/25/12              213,082                1,506               31,833
 147             12/25/12              182,397                1,268               30,684
 148              1/25/13              152,821                1,121               29,576
 149              2/25/13              124,313                  940               28,508
 150              3/25/13               96,834                  690               27,479
 151              4/25/13               70,348                  595               26,486
 152              5/25/13               44,820                  419               25,528
 153              6/25/13               20,214                  276               24,606
 154              7/25/13                    0                  120               20,214
 155              8/25/13                    0                    0                    0
 156              9/25/13                    0                    0                    0
 157             10/25/13                    0                    0                    0
 158             11/25/13                    0                    0                    0
 159             12/25/13                    0                    0                    0
 160              1/25/14                    0                    0                    0
 161              2/25/14                    0                    0                    0
 162              3/25/14                    0                    0                    0
 163              4/25/14                    0                    0                    0
 164              5/25/14                    0                    0                    0
 165              6/25/14                    0                    0                    0
 166              7/25/14                    0                    0                    0
 167              8/25/14                    0                    0                    0
 168              9/25/14                    0                    0                    0
 169             10/25/14                    0                    0                    0
 170             11/25/14                    0                    0                    0
 171             12/25/14                    0                    0                    0
 172              1/25/15                    0                    0                    0
 173              2/25/15                    0                    0                    0
 174              3/25/15                    0                    0                    0
 175              4/25/15                    0                    0                    0
 176              5/25/15                    0                    0                    0
 177              6/25/15                    0                    0                    0
 178              7/25/15                    0                    0                    0
 179              8/25/15                    0                    0                    0
 180              9/25/15                    0                    0                    0
 181             10/25/15                    0                    0                    0
 182             11/25/15                    0                    0                    0
 183             12/25/15                    0                    0                    0
 184              1/25/16                    0                    0                    0
 185              2/25/16                    0                    0                    0
 186              3/25/16                    0                    0                    0
 187              4/25/16                    0                    0                    0
 188              5/25/16                    0                    0                    0
 189              6/25/16                    0                    0                    0
 190              7/25/16                    0                    0                    0
 191              8/25/16                    0                    0                    0
 192              9/25/16                    0                    0                    0
 193             10/25/16                    0                    0                    0
 194             11/25/16                    0                    0                    0
 195             12/25/16                    0                    0                    0
 196              1/25/17                    0                    0                    0
 197              2/25/17                    0                    0                    0
 198              3/25/17                    0                    0                    0
 199              4/25/17                    0                    0                    0
 200              5/25/17                    0                    0                    0
 201              6/25/17                    0                    0                    0
 202              7/25/17                    0                    0                    0
 203              8/25/17                    0                    0                    0
 204              9/25/17                    0                    0                    0
 205             10/25/17                    0                    0                    0
 206             11/25/17                    0                    0                    0
 207             12/25/17                    0                    0                    0
 208              1/25/18                    0                    0                    0
 209              2/25/18                    0                    0                    0
 210              3/25/18                    0                    0                    0
 211              4/25/18                    0                    0                    0
 212              5/25/18                    0                    0                    0
 213              6/25/18                    0                    0                    0
 214              7/25/18                    0                    0                    0
 215              8/25/18                    0                    0                    0
 216              9/25/18                    0                    0                    0
 217             10/25/18                    0                    0                    0
 218             11/25/18                    0                    0                    0
 219             12/25/18                    0                    0                    0
 220              1/25/19                    0                    0                    0
 221              2/25/19                    0                    0                    0
 222              3/25/19                    0                    0                    0
 223              4/25/19                    0                    0                    0
 224              5/25/19                    0                    0                    0
 225              6/25/19                    0                    0                    0
 226              7/25/19                    0                    0                    0
 227              8/25/19                    0                    0                    0
 228              9/25/19                    0                    0                    0
 229             10/25/19                    0                    0                    0
 230             11/25/19                    0                    0                    0
 231             12/25/19                    0                    0                    0
 232              1/25/20                    0                    0                    0
 233              2/25/20                    0                    0                    0
 234              3/25/20                    0                    0                    0
 235              4/25/20                    0                    0                    0
 236              5/25/20                    0                    0                    0
 237              6/25/20                    0                    0                    0
 238              7/25/20                    0                    0                    0
 239              8/25/20                    0                    0                    0
 240              9/25/20                    0                    0                    0
 241             10/25/20                    0                    0                    0
 242             11/25/20                    0                    0                    0
 243             12/25/20                    0                    0                    0
 244              1/25/21                    0                    0                    0
 245              2/25/21                    0                    0                    0
 246              3/25/21                    0                    0                    0
 247              4/25/21                    0                    0                    0
 248              5/25/21                    0                    0                    0
 249              6/25/21                    0                    0                    0
 250              7/25/21                    0                    0                    0
 251              8/25/21                    0                    0                    0
 252              9/25/21                    0                    0                    0
 253             10/25/21                    0                    0                    0
 254             11/25/21                    0                    0                    0
 255             12/25/21                    0                    0                    0
 256              1/25/22                    0                    0                    0
 257              2/25/22                    0                    0                    0
 258              3/25/22                    0                    0                    0
 259              4/25/22                    0                    0                    0
 260              5/25/22                    0                    0                    0
 261              6/25/22                    0                    0                    0
 262              7/25/22                    0                    0                    0
 263              8/25/22                    0                    0                    0
 264              9/25/22                    0                    0                    0
 265             10/25/22                    0                    0                    0
 266             11/25/22                    0                    0                    0
 267             12/25/22                    0                    0                    0
 268              1/25/23                    0                    0                    0
 269              2/25/23                    0                    0                    0
 270              3/25/23                    0                    0                    0
 271              4/25/23                    0                    0                    0
 272              5/25/23                    0                    0                    0
 273              6/25/23                    0                    0                    0
 274              7/25/23                    0                    0                    0
 275              8/25/23                    0                    0                    0
 276              9/25/23                    0                    0                    0
 277             10/25/23                    0                    0                    0
 278             11/25/23                    0                    0                    0
 279             12/25/23                    0                    0                    0
 280              1/25/24                    0                    0                    0
 281              2/25/24                    0                    0                    0
 282              3/25/24                    0                    0                    0
 283              4/25/24                    0                    0                    0
 284              5/25/24                    0                    0                    0
 285              6/25/24                    0                    0                    0
 286              7/25/24                    0                    0                    0
 287              8/25/24                    0                    0                    0
 288              9/25/24                    0                    0                    0
 289             10/25/24                    0                    0                    0
 290             11/25/24                    0                    0                    0
 291             12/25/24                    0                    0                    0
 292              1/25/25                    0                    0                    0
 293              2/25/25                    0                    0                    0
 294              3/25/25                    0                    0                    0
 295              4/25/25                    0                    0                    0
 296              5/25/25                    0                    0                    0
 297              6/25/25                    0                    0                    0
 298              7/25/25                    0                    0                    0
 299              8/25/25                    0                    0                    0
 300              9/25/25                    0                    0                    0
 301             10/25/25                    0                    0                    0
 302             11/25/25                    0                    0                    0
 303             12/25/25                    0                    0                    0
 304              1/25/26                    0                    0                    0
 305              2/25/26                    0                    0                    0
 306              3/25/26                    0                    0                    0
 307              4/25/26                    0                    0                    0
 308              5/25/26                    0                    0                    0
 309              6/25/26                    0                    0                    0
 310              7/25/26                    0                    0                    0
 311              8/25/26                    0                    0                    0
 312              9/25/26                    0                    0                    0
 313             10/25/26                    0                    0                    0
 314             11/25/26                    0                    0                    0
 315             12/25/26                    0                    0                    0
 316              1/25/27                    0                    0                    0
 317              2/25/27                    0                    0                    0
 318              3/25/27                    0                    0                    0
 319              4/25/27                    0                    0                    0
 320              5/25/27                    0                    0                    0
 321              6/25/27                    0                    0                    0
 322              7/25/27                    0                    0                    0
 323              8/25/27                    0                    0                    0
 324              9/25/27                    0                    0                    0
 325             10/25/27                    0                    0                    0
 326             11/25/27                    0                    0                    0
 327             12/25/27                    0                    0                    0
 328              1/25/28                    0                    0                    0
 329              2/25/28                    0                    0                    0
 330              3/25/28                    0                    0                    0
 331              4/25/28                    0                    0                    0
 332              5/25/28                    0                    0                    0
 333              6/25/28                    0                    0                    0
 334              7/25/28                    0                    0                    0
 335              8/25/28                    0                    0                    0
 336              9/25/28                    0                    0                    0
 337             10/25/28                    0                    0                    0
 338             11/25/28                    0                    0                    0
 339             12/25/28                    0                    0                    0
 340              1/25/29                    0                    0                    0
 341              2/25/29                    0                    0                    0
 342              3/25/29                    0                    0                    0
 343              4/25/29                    0                    0                    0
 344              5/25/29                    0                    0                    0
 345              6/25/29                    0                    0                    0
 346              7/25/29                    0                    0                    0
 347              8/25/29                    0                    0                    0
 348              9/25/29                    0                    0                    0
 349             10/25/29                    0                    0                    0
 350             11/25/29                    0                    0                    0
 351             12/25/29                    0                    0                    0
 352              1/25/30                    0                    0                    0
 353              2/25/30                    0                    0                    0
 354              3/25/30                    0                    0                    0
 355              4/25/30                    0                    0                    0
 356              5/25/30                    0                    0                    0
 357              6/25/30                    0                    0                    0
 358              7/25/30                    0                    0                    0
 359              8/25/30                    0                    0                    0
 360              9/25/30                    0                    0                    0

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-4
                                                            Price-Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $42,500,000
                                           Coupon                                               7.69%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   No

                                           FRM Prepayment Ramp              4%-20% CPR over 60 Months
                                           ARM Prepayment Ramp              4%-35% CPR over 22 Months

                                                                       ----------------
Flat          FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC    FRM:110% PPC    FRM:140% PPC    FRM:175% PPC   FRM:200% PPC
Price         ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC    ARM:100% PPC    ARM:125% PPC    ARM:150% PPC   ARM:175% PPC
  100-00           7.768          7.756          7.744          7.727           7.715           7.699           7.684          7.673
WAL (yr)           26.62          15.84          11.25           8.19            6.93             5.7            4.86           4.43
MDUR (yr)             11           8.83           7.25           5.85            5.18            4.46            3.92           3.63
First Prin Pay   6/25/25        2/25/13        4/25/09       11/25/06         2/25/06         4/25/05         9/25/04        5/25/04
Last Prin Pay   12/25/28        2/25/21        3/25/15        7/25/11        11/25/09        12/25/07         9/25/06        1/25/06
                                                                       ----------------

                                                          Full Price = "Flat Price" + Accrued Interest.
                                                          Duration and related sensitivities are calculated at midpoint price.

                                                              Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs. This information is furnished to you solely by
                                                              Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the
                                                              securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.



GREENWICH CAPITAL                                                                                       8-Sep-00       9:03:58 [rks]

Aames Funding Corp.
Mortgage Loan Asset-Backed Securities
All-in Cost Analysis                        Aames Funding Home Equity Loan Trust 2000-1
($458.1 Million Offering)                                 FSA Wrapped O/C Structure
                                                          Prepayment Ramp FRM: 4%-20% over 12 months, ARM: 4%-35% CPR over 22 months
***PRICING ***                                            Pricing Speed FRM: 110% of Prepayment Ramp, ARM: 100% of Prepayment Ramp
                                                          To Maturity

                                   Group-I                                    Group-II       Group-III
                                                                                                         Priced to a 5% Cleanup Call

                     Class A-1F    Class A-2F    Class A-3F      Class A-4F   Class A-V1     Class A-V2  Class A-5F  Class A-6F NAS

Rating (Moody's/S&P)    Aaa/AAA       Aaa/AAA       Aaa/AAA         Aaa/AAA      Aaa/AAA        Aaa/AAA     Aaa/AAA        Aaa/AAA
Percent of Pool
(by group)               30.00%       15.08%         14.36%         20.35%        98.50%        98.50%       13.51%          6.70%
Size                $62,664,000  $31,500,000    $30,000,000    $42,500,000  $123,676,600  $123,676,600  $28,216,000    $14,000,000
                    ----------------------------------------------------------------------------------------------------------------
Price                    100-00        99-31+        100-00          99-31+       100-00        100-00       100-00         100-00
Coupon (3)                7.69%        7.48%          7.54%          7.76%         6.87%         6.88%        8.07%          7.63%
Average Life                0.9         2.03           3.03           5.03          2.84          2.84         9.08           6.64
                    ----------------------------------------------------------------------------------------------------------------
Duration                   0.84         1.82           2.62           4.01          2.39          2.39         6.21           4.98
Principal Begins              1           19             30             44             1             1           83             37
Expected Final               19           30             44             83           116           116          116            116
Principal Window             19           12             15             40           116           116           34             80

Benchmark                  EDSF    SWAPS 08/02    SWAPS 08/03    SWAPS 08/05     1M LIBOR      1M LIBOR   SWAPS 08/09    SWAPS 04/07
Pricing Benchmark         6.85%        6.86%          6.87%          6.91%         6.62%         6.62%        7.00%          6.95%
Spread/Pass
Through Margin            0.35%        0.47%          0.60%          0.85%         0.25%         0.26%        1.12%          0.70%
Required Yield            7.20%        7.33%          7.47%          7.76%         6.87%         6.88%        8.12%          7.65%

                               Aames Funding Home Equity Loan Trust 2000-1        CLASS A-4
                                                            Price-Yield Sensitivity Report

                                           Settlement                                         9/21/00
                                           Class Balance                                  $42,500,000
                                           Coupon                                               7.69%
                                           Cut-off Date                                        9/1/00
                                           Next Payment Date                                 10/25/00
                                           Accrued Interest Days                                   20
                                           Call                                   No

                                           FRM Prepayment Ramp              4%-20% CPR over 12 Months
                                           ARM Prepayment Ramp              4%-35% CPR over 22 Months

FRM:0% PPC     FRM:35% PPC      FRM:70% PPC      FRM:80% PPC      FRM:110% PPC      FRM:140% PPC      FRM:175% PPC      FRM:200% PPC
ARM:0% PPC     ARM:25% PPC      ARM:60% PPC      ARM:70% PPC      ARM:100% PPC      ARM:125% PPC      ARM:150% PPC      ARM:175% PPC
     7.768           7.754            7.727            7.718             7.687             7.656             7.617             7.588
     26.62           14.77             8.32             7.21              5.03              3.87              3.01              2.58
        11             8.5             5.89             5.31              4.02              3.23               2.6              2.26
   6/25/25        11/25/11          6/25/06          9/25/05           5/25/04           7/25/03          12/25/02           9/25/02
  12/25/28         2/25/20          5/25/12          1/25/11           8/25/07          11/25/05           9/25/04           2/25/04

                                                 Full Price = "Flat Price" + Accrued Interest.
                                                 Duration and related sensitivities are calculated at midpoint price.

                                                     Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs. This information is furnished to you solely by Greenwich Capital
                                                     Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.



                                                                                                        7-Sep-00      10:35:18 [rks]


                                    Aames Funding Home Equity Loan Trust 2000-1        CLASS A-3A
                                            Price-DM Sensitivity Report

                                Settlement                        9/21/00
                                Accrued Date                       9/1/00
                                Next Payment                     10/25/00
                                Class Balance                $123,676,600
                                Accrued Days                           20
                                Pass-Thru Margin                    0.26%
                                Cleanup Call            Yes

                                FRM Prepayment Ramp     4%-20% CPR over 12 Months

                                 Flat         FRM:110% PPC
                                 Price        30% CPR
                                    99-24         0.373
                                    99-24+        0.366
                                    99-25         0.359
                                    99-25+        0.351
                                    99-26         0.344
                                    99-26+        0.337
                                    99-27          0.33
                                    99-27+        0.323
                                    99-28         0.316
                                    99-28+        0.309
                                    99-29         0.302
                                    99-29+        0.295
                                    99-30         0.288
                                    99-30+        0.281
                                    99-31         0.274
                                    99-31+        0.267
                                   100-00          0.26
                                   100-00+        0.253
                                   100-01         0.246
                                   100-01+        0.239
                                   100-02         0.232
                                   100-02+        0.225
                                   100-03         0.218
                                   100-03+        0.211
                                   100-04         0.204
                                   100-04+        0.197
                                   100-05          0.19
                                   100-05+        0.183
                                   100-06         0.176
                                   100-06+        0.169
                                   100-07         0.162
                                   100-07+        0.155
                                   100-08         0.148
                                 WAL (yr)          2.58
                                 MDUR (yr)         2.13
                                 First Prin Pay10/25/00
                                 Last Prin Pay  9/25/10

                                            Full Price = "Flat Price" + Accrued Interest.
                                            Duration and related sensitivities are calculated at midpoint price.

                                                     Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs. This information is furnished to you solely by Greenwich Capital
                                                     Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.


GREENWICH CAPITAL                                                                                         7-Sep-00    11:37:15 [rks]

 Class A-2          Class A-2       Class A-2        Class A-3         Class A-3          Class A-3
 Balances           INT             PRIN             Balances          INT                PRIN
 --------           ---             ----             --------          ---                ----
31,500,000                                           30,000,000
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
31,500,000           195,038                 0       30,000,000           187,500                 0
30,141,157           195,038         1,358,843       30,000,000           187,500                 0
26,924,301           186,624         3,216,856       30,000,000           187,500                 0
23,774,751           166,706         3,149,550       30,000,000           187,500                 0
20,691,111           147,205         3,083,640       30,000,000           187,500                 0
17,672,015           128,112         3,019,096       30,000,000           187,500                 0
14,716,125           109,419         2,955,890       30,000,000           187,500                 0
11,822,131            91,117         2,893,995       30,000,000           187,500                 0
 8,988,747            73,199         2,833,383       30,000,000           187,500                 0
 6,214,718            55,655         2,774,029       30,000,000           187,500                 0
 3,498,812            38,479         2,715,906       30,000,000           187,500                 0
   839,823            21,663         2,658,989       30,000,000           187,500                 0
         0             5,200           839,823       28,236,570           187,500         1,763,430
         0                 0                 0       25,687,897           176,479         2,548,673
         0                 0                 0       23,192,671           160,549         2,495,226
         0                 0                 0       20,749,783           144,954         2,442,888
         0                 0                 0       18,358,146           129,686         2,391,637
         0                 0                 0       16,016,696           114,738         2,341,450
         0                 0                 0       13,724,392           100,104         2,292,305
         0                 0                 0       11,642,344            85,777         2,082,048
         0                 0                 0        9,647,270            72,765         1,995,074
         0                 0                 0        7,736,803            60,295         1,910,467
         0                 0                 0        5,908,634            48,355         1,828,168
         0                 0                 0        4,160,516            36,929         1,748,118
         0                 0                 0        2,490,255            26,003         1,670,261
         0                 0                 0          760,816            15,564         1,729,439
         0                 0                 0                0             4,755           760,816
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0
         0                 0                 0                0                 0                 0

-------------------------------------------------------------------------------

                                  [AAMES LOGO]


                          [$456,233,200] (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2000-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1
            CLASSES A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, A-V1 AND A-V2


                            AAMES CAPITAL CORPORATION
                                     SPONSOR


                                SEPTEMBER 7, 2000


GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


REVISED PRELIMINARY TERM SHEET             DATE PREPARED: SEPTEMBER 7, 2000

                          $[456,233,200] (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2000-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1

                                   [FSA LOGO]

-----------------------------------------------------------------------------------------------------------------------------------
                    APPROX       CERTIFICATE         WAL (YRS)          PYMT WINDOW (3)          TRANCHE          EXPECTED RATINGS
CLASS (1)         CLASS SIZE      COUPON (2)       CALL/MAT (3)         CALL/MAT (MOS)            TYPE            MOODY'S/S&P/FITCH
---------         ----------      ----------       ------------         --------------            ----            -----------------
A-1F             [$62,664,000]        TBD            0.90/0.90             1-19/1-19            Fixed-Seq            Aaa/AAA/AAA
A-2F             [$31,500,000]        TBD            2.03/2.03            19-30/19-30           Fixed-Seq            Aaa/AAA/AAA
A-3F             [$30,000,000]        TBD            3.03/3.03            30-44/30-44           Fixed-Seq            Aaa/AAA/AAA
A-4F             [$42,500,000]        TBD            5.03/5.03            44-83/44-83           Fixed-Seq            Aaa/AAA/AAA
A-5F             [$28,216,000]      TBD (4)         9.08/10.78           83-116/83-234          Fixed-Seq            Aaa/AAA/AAA
A-6F             [$14,000,000]      TBD (4)          6.64/6.70           37-116/37-232          Fixed-NAS            Aaa/AAA/AAA
A-V1            [$123,676,600]        (5)            2.84/2.86            1-116/1-154            Floater             Aaa/AAA/AAA
A-V2            [$123,676,600]        (6)            2.84/2.86            1-116/1-154            Floater             Aaa/AAA/AAA

TOTAL           [$456,233,200]
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and Class A-6F Certificates (collectively, the "CLASS A-F CERTIFICATES") are backed primarily by the cash flows from a pool of fixed rate mortgage loans (the "LOAN GROUP I MORTGAGE LOANS"). The Class A-V1 Certificates are backed primarily by the cash flows from a pool of conforming balance adjustable rate mortgage loans (the "LOAN GROUP II MORTGAGE LOANS"). The Class A-V2 Certificates are backed primarily by the cash flows from a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "LOAN GROUP III MORTGAGE LOANS"). The class sizes are subject to a +/- 10% variance.

(2) The Certificates are subject to a [5%] Clean-up Call (as described herein). The coupon on the [Class A-5F and Class A-6F] Certificates will increase by [0.50%] and the margin on the Class A-V1 and Class A-V2 Certificates will [double] after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4) The coupon on the [Class A-5F and Class A-6F] Certificates will be subject to the Loan Group I Cap.

(5) The Class A-V1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Clean-up Call is exercisable); (ii) the Loan Group II Cap; and (iii) [14%].

(6) The Class A-V2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Clean-up Call is exercisable); (ii) the Loan Group III Cap; and (iii) [14%].


                                        2

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Issuer:                    Aames Mortgage Trust 2000-1.

Sponsor: Aames Capital Corporation, a California corporation and a wholly owned subsidiary of Aames Financial Corporation.

Servicer:                  Countrywide Home Loans, Inc. ("COUNTRYWIDE")

Underwriters:              Greenwich Capital Markets, Inc. (Lead and Book
                           Manager), Lehman Brothers (Co) and Morgan Stanley
                           (Co).

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           S&P, Moody's and Fitch.

Certificate Insurer:       Financial Security Assurance Inc. ("FSA").

Statistical Calculation
Date:                      August 1, 2000.

Cut-Off Date:              September 1, 2000.

Pricing Date:              Week of September 4, 2000.

Closing Date:              On or about September 21, 2000

Distribution Date:         The 25th of each month (or next succeeding business
                           day), beginning October 25, 2000.

Registration:              The Certificates will be available in book-entry form
                           through DTC, Euroclear or CEDEL.

Day Count:                 30/360 on the Class A-F Certificates and actual/360
                           on the Class A-V1 and Class A-V2 Certificates.

Cleanup Call:              On the Distribution Date on which the aggregate
                           principal balance of the Mortgage Loans is equal to or less than [5%] of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "CLEAN-UP CALL DATE"), the
                           Servicer will have the right to call all outstanding
                           Certificates by depositing an amount not less than the sum of (x) 100% of the principal balance of each such Mortgage Loan (other than any REO property whose market value is included pursuant to clause
                           (y) as of the final distribution date), and (y) the fair market value of each REO property (as determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such repurchase is furnished to certificateholders), plus one month's interest at the interest rate on each such Mortgage
                           Loan including any Mortgage Loan as to which title to the underlying mortgage property has been acquired by the Trust less any payments of principal and interest received during the related collection period in respect of such Mortgage Loans plus certain amounts payable to the Certificate Insurer under the pooling and servicing agreement.

Denominations:             $1,000 minimum; increments of $1.


                                        3

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Federal Tax Status:        The Certificates will be treated as REMIC regular
                           interest for Federal income tax purposes.

ERISA:                     The Certificates are expected to be "ERISA" eligible.

SMMEA: The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment Speed:  Fixed rate Mortgage Loans: 110% of PPC (100% PPC is equal to 4% - 20% CPR over 12 months)

                           Adjustable rate Mortgage Loans: 100% of PPC (100% PPC is equal to 4% - 35% CPR over 22 months)

Monthly Servicing Fee:     One-twelfth of the product of 0.50% per annum for
                           each Collection Period and the outstanding principal balance of the Mortgage Loans at the beginning of such Collection Period; paid from available funds prior to principal and interest distributions to Certificateholders.

Available Funds Cap:       As to any Distribution Date, (i) in the case of the
                           [Class A-5F and Class A-6F Certificates], the Loan
                           Group I Cap, (ii) in the case of the Class A-V1
                           Certificates, the Loan Group II Cap and (iii) in the case of the Class A-V2 Certificates, the Loan Group
                           III Cap.

Loan Group I Cap:          As to any Distribution Date, a per annum rate equal
                           to the weighted average gross rate of the Loan Group
                           I Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates.

Loan Group II Cap:         As to any Distribution Date, a per annum rate equal
                           to the weighted average gross rate of the Loan Group
                           II Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates and a [0.50%] credit enhancement carve out.

Loan Group III Cap:        As to any Distribution Date, a per annum rate equal
                           to the weighted average gross rate of the Loan Group
                           III Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates and a [0.50%] credit enhancement carve out.

Supplemental Interest
Amount: As to any Distribution Date and the Class A-V1 and Class A-V2 Certificates respectively, the sum of
                           (i) the excess, if any, of interest due such Certificates (without regard to the Available Funds Cap, but giving effect to the hard cap of [14%]) over interest due such Certificates at a rate equal to the Available Funds Cap;
                           (ii) any Supplemental Interest Amount remaining unpaid from prior Distribution Dates; and
                           (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Available Funds Cap, but giving effect to the hard cap of [14%]);

Credit Enhancement:        Credit enhancement for each group of Certificates
                           will consist of (i) a FSA Insurance Policy (the
                           "POLICY"), (ii) Mortgage Guaranty Insurance
                           Corporation ("MGIC") providing primary mortgage insurance on certain Mortgage Loans (the "PMI
                           POLICY"), (iii) related Excess Interest Collections,
                           (iv) Overcollateralization and (v)
                           Cross-collateralization.

The Policy:                The Policy will guarantee the timely payment of
                           interest and ultimate payment of principal on the Certificates. The Policy does not cover the payment of any Supplemental Interest Amount.


                                        4

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PMI Policy:                Approximately [75.80%] of the Loan Group I Mortgage
                           Loans with LTV over 80%, approximately [89.31%] of the Loan Group II Mortgage Loans with LTV over 80% and approximately [91.30%] of the Loan Group III
                           Mortgage Loans with LTV over 80% will have the benefit of a mortgage insurance policy from MGIC. On these eligible Mortgage Loans MGIC will provide coverage down to approximately 70% or 67% LTV for fixed-rate and approximately 67% or 65% LTV for adjustable-rate Mortgage Loans.

                                             PMI Coverage     % of LTV over 80%
                           ----------------------------------------------------
                           Loan Group I          67%                 9.85%
                                                 70%                65.95%
                           ----------------------------------------------------
                           Loan Group II         65%                56.15%
                                                 67%                33.16%
                           ----------------------------------------------------
                           Loan Group III        65%                63.44%
                                                 67%                27.85%
                           ----------------------------------------------------

Excess Interest
Collections:               For each Distribution Date and each Loan Group, the
                           interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates; (ii) the servicing, mortgage insurance and trustee fees paid in respect of the Mortgage
                           Loans; and (iii) the insurer premium paid and any unreimbursed draws on the Policy.

Overcollateralization:     The Certificateholders will be entitled to receive
                           distributions of Excess Interest Collections as principal until the overcollateralization amount equals the required overcollateralization amount. The required amount of overcollateralization is based on certain minimum and maximum levels of overcollateralization and will be subject to the performance of the Mortgage Loans in aggregate and triggers to be specified by FSA.

                            Loan Group I      Loan Group II      Loan Group III
                            ------------      -------------      --------------
                           Initial: 0.00%     Initial: 1.50%     Initial: 1.50%
                           Target:  3.00%     Target:  4.75%     Target:  4.75%
                           Floor:   0.50%     Floor:   0.50%     Floor:   0.50%

Cross-collateralization:   Excess Interest from one loan group will be available
                           to fund interest shortfalls, cover losses and after being applied to build overcollateralization in the related group to build overcollateralization in the other loan groups.

Stepdown Date:             For each Loan Group, the later to occur of

                           (x) the Distribution Date occuring in March 2003 (Stepdown will occur over 6 months) and

                           (y) the first Distribution Date on which (i) the Overcollateralization Target Amount has been met and (ii) the pool balance has been reduced to 50% of the sum of the aggregate of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Priority of Distributions: Available Funds for each Loan Group will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                           1) Concurrently, to the Trustee, the Servicer, MGIC and the Certificate Insurer, the applicable fees and premiums;



                                        5

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           2) To the Class of Certificates in the related Certificate Group, current interest and carry forward interest (with interest);
                           3) To the Class of Certificates in the related Certificate Group, the related Principal Distribution Amount until the Certificate Principal Balance has been reduced to zero;
                           4) To the Certificate Insurer, any amounts owing under the Insurance Agreement;
                           5) To either or both of the other Certificate Groups, the amount of any applicable available funds shortfalls pursuant to the clause (1) through (4) above for such other Certificate Group or Groups, allocated on a pro rata basis;
                           6)   To build the related Certificate Group
                                overcollateralization to the required amount;
                           7)   To build either or both of the other Certificate
                                Groups overcollateralization to the required
                                amount, allocated on a pro rata basis;
                           8) To make a payment of any Supplemental Interest Amount or to fund a distribution to the Class C Certificateholders, as the case may be;
                           9)   To the Class R Certificates, the remainder.

Allocation of
Group I Principal
Distribution Amount:       The Loan Group I Principal Distribution Amount will
                           be distributed to the A-F Certificates in the following order of priority.

                           1) To the Class A-6F Certificates, the applicable percentage (listed below) of their pro-rata share of the Loan Group I Principal Distribution
                                Amount:

                                DISTRIBUTION PERIODS             PERCENTAGE
                                --------------------             ----------
                                        1-36                         0%
                                        37-60                        45%
                                        61-72                        80%
                                        73-84                       100%
                                    85 and after                    300%

                           2) Sequentially to the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and Class A-6F Certificates, principal until the related class balance is reduced to zero.

Mortgage Loans:            As of the Statistical Calculation Date, the aggregate
                           principal balance of the Mortgage Loans described herein was approximately $352,050,330 (the
                           "STATISTICAL CALCULATION MORTGAGE LOANS").

                           On or prior to the Closing Date, additional mortgage loans of approximately $107,949,670 having similar characteristics to the Statistic Calculation Mortgage Loans will be added to the Trust (the "ADDITIONAL MORTGAGE LOANS", and together with the Statistical Calculation Mortgage Loans, the "MORTGAGE LOANS").

Loan Group I
Mortgage Loans:            Loan Group I consists primarily of 2,226 fixed rate
                           Statistic Calculation Mortgage Loans with an aggregate balance of approximately $159,205,063.
                           Approximately 46.02% of Additional Mortgage Loans will be added to Loan Group I on the Closing Date.

Loan Group II
Mortgage Loans:            Loan Group II consists primarily of 1,045 conforming
                           balance adjustable rate Statistic Calculation




                                        6

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           Mortgage Loans with an aggregate balance of approximately $96,454,512. Approximately 26.96% of Additional Mortgage Loans will be added to Loan Group II on the Closing Date.

Loan Group III
Mortgage Loans:            Loan Group III consists primarily of 830 conforming
                           and non-conforming balance adjustable rate Statistic
                           Calculation Mortgage Loans with an aggregate balance of approximately $96,390,755. Approximately 27.02% of Additional Mortgage Loans will be added to Loan
                           Group III on the Closing Date.

Collateral Description:    For further information, please see the attached
                           collateral term sheet.

Monthly Advance and
Compensating Interest:     Each month the Servicer will determine the amount of
                           any unpaid interest due on the Mortgage Loans. If the Servicer believes that unpaid interest can be recovered from the related Mortgage Loan, then the Servicer will either:

                           o Advance to the unpaid interest to the trust out of its own funds; or
                           o Advance the unpaid interest to the Trust out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

                           The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

                           The Servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to the amount of the Servicer's Monthly Servicing Fee without any right of reimbursement.

                           The Servicer shall be entitled to be reimbursed by the Trust for servicing advances from the related Mortgage Loan in respect of which the servicing advance was made.



                                        7

GREENWICH CAPITAL
-------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                       8

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                          DESCRIPTION OF THE COLLATERAL
                         LOAN GROUP I: FIXED RATE GROUP

NUMBER OF LOANS:                                2,226

TOTAL CURRENT BALANCE:                          159,205,063.33
TOTAL ORIGINAL BALANCE:                         159,393,103.00

                                                AVG/WAVG            MIN              MAX
AVG CURRENT BALANCE:                            $71,520.69          $9,307.24        $453,182.28
AVG ORIGINAL BALANCE:                           $71,605.17          $10,000.00       $453,750.00

WAVG GROSS COUPON:                              10.8727%            6.5000%          18.0800%

WAVG LTV:                                       72.35%              6.67%            100.00%
WAVG FICO SCORE:                                595.96              0.00             804.00

WAVG ORIGINAL TERM:                             328.82              60.00            360.00
WAVG REMAINING TERM:                            327.45              53.00            360.00
WAVG SEASONING:                                 1.37                0.00             12.00

TOP BALLOON INDICATOR CONCENTRATIONS ($):       99.92% Fully Amortizing, 0.08% Balloon
TOP STATE CONCENTRATIONS ($):                   19.09% California, 12.96% Texas, 8.11% Florida
TOP LIEN POSITION CONCENTRATIONS ($):           98.39% First Lien, 1.61% Second Lien
TOP MI INDICATOR CONCENTRATIONS ($):            89.99% No MI,  10.01% Has MI
TOP PREPAY PENALTY CONCENTRATIONS ($):          71.25% PREPAYMENT PENALTY,
                                                28.75% NO PREPAYMENT PENALTY

MAXIMUM ZIP CODE CONCENTRATION ($):             0.51% 90006 (Los Angeles, CA)

MATURE DATE:                                                        Jan 01, 2005     Sep 01, 2030




                                       9

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                 CURRENT                    # OF
                               PRINCIPAL BAL    PCT($)      LOANS       PCT(#)
CURRENT BALANCE:               -------------    ------      -----       ------
  9,307.24  -  25,000.00       2,550,003.16       1.60       133         5.97
 25,000.01  -  50,000.00      30,824,942.06      19.36       814        36.57
 50,000.01  -  75,000.00      34,215,345.76      21.49       557        25.02
 75,000.01  - 100,000.00      26,079,180.26      16.38       299        13.43
100,000.01  - 150,000.00      31,402,945.97      19.72       260        11.68
150,000.01  - 200,000.00      16,593,126.71      10.42        97         4.36
200,000.01  - 250,000.00       7,873,199.44       4.95        35         1.57
250,000.01  - 300,000.00       5,453,340.25       3.43        20         0.90
300,000.01  - 350,000.00         611,500.00       0.38         2         0.09
350,000.01  - 400,000.00       1,888,200.00       1.19         5         0.22
400,000.01  - 450,000.00       1,260,097.44       0.79         3         0.13
450,000.01  - 453,182.28         453,182.28       0.28         1         0.04




                                       10

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                   CURRENT                  # OF
                             PRINCIPAL BAL     PCT($)       LOANS        PCT(#)
GROSS COUPON:                -------------     ------       -----        ------
  6.500  -  6.500               380,000.00       0.24           1         0.04
  7.501  -  8.000               616,938.06       0.39           7         0.31
  8.001  -  8.500             3,298,498.16       2.07          31         1.39
  8.501  -  9.000            11,145,656.38       7.00         108         4.85
  9.001  -  9.500            16,787,010.78      10.54         177         7.95
  9.501  - 10.000            23,857,875.65      14.99         269        12.08
 10.001  - 10.500            18,085,519.80      11.36         217         9.75
 10.501  - 11.000            21,030,758.92      13.21         294        13.21
 11.001  - 11.500            16,784,747.73      10.54         233        10.47
 11.501  - 12.000            14,796,345.89       9.29         245        11.01
 12.001  - 12.500            11,300,812.33       7.10         192         8.63
 12.501  - 13.000             7,832,563.42       4.92         160         7.19
 13.001  - 13.500             4,401,166.83       2.76          93         4.18
 13.501  - 14.000             4,084,635.67       2.57          83         3.73
 14.001  - 14.500             2,166,421.70       1.36          53         2.38
 14.501  - 15.000             1,467,323.81       0.92          32         1.44
 15.001  - 15.500               511,356.40       0.32          15         0.67
 15.501  - 16.000               438,872.63       0.28          10         0.45
 16.001  - 16.500               137,159.27       0.09           3         0.13
 16.501  - 17.000                35,858.00       0.02           1         0.04
 17.001  - 17.500                31,803.88       0.02           1         0.04
 18.001  - 18.080                13,738.02       0.01           1         0.04

                                   CURRENT                  # OF
                             PRINCIPAL BAL     PCT($)       LOANS        PCT(#)
ORIGINAL TERM:               -------------     ------       -----        ------
  60  -  60                       9,307.24       0.01           1         0.04
 109  - 120                     817,134.03       0.51          23         1.03
 121  - 132                      17,267.40       0.01           1         0.04
 133  - 144                      75,249.11       0.05           1         0.04
 169  - 180                  23,149,494.44      14.54         469        21.07
 229  - 240                   4,782,270.16       3.00          96         4.31
 289  - 300                      67,950.89       0.04           1         0.04
 349  - 360                 130,286,390.06      81.84       1,634        73.41

                                       11

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                 CURRENT                   # OF
                           PRINCIPAL BAL     PCT($)       LOANS      PCT(#)
REMAINING TERM:            -------------     ------       -----      ------
 53  -  60                      9,307.24       0.01           1        0.04
109  - 120                    817,134.03       0.51          23        1.03
121  - 132                     17,267.40       0.01           1        0.04
133  - 144                     75,249.11       0.05           1        0.04
157  - 168                     35,965.29       0.02           1        0.04
169  - 180                 23,113,529.15      14.52         468       21.02
229  - 240                  4,782,270.16       3.00          96        4.31
289  - 300                     67,950.89       0.04           1        0.04
349  - 360                130,286,390.06      81.84       1,634       73.41

                                 CURRENT                   # OF
                           PRINCIPAL BAL     PCT($)       LOANS      PCT(#)
LTV:                       -------------     ------       -----      ------
 6.67  -  10.00                63,674.88       0.04           4        0.18
10.01  -  15.00                93,101.32       0.06           6        0.27
15.01  -  20.00               540,666.91       0.34          18        0.81
20.01  -  25.00               331,604.97       0.21          12        0.54
25.01  -  30.00               762,113.43       0.48          18        0.81
30.01  -  35.00             1,272,399.86       0.80          34        1.53
35.01  -  40.00             2,065,160.74       1.30          42        1.89
40.01  -  45.00             2,666,081.84       1.67          54        2.43
45.01  -  50.00             4,051,062.03       2.54          71        3.19
50.01  -  55.00             4,171,418.17       2.62          64        2.88
55.01  -  60.00             5,788,168.37       3.64         110        4.94
60.01  -  65.00            14,744,617.93       9.26         218        9.79
65.01  -  70.00            20,710,780.53      13.01         308       13.84
70.01  -  75.00            28,669,374.96      18.01         394       17.70
75.01  -  80.00            52,246,692.43      32.82         603       27.09
80.01  -  85.00            10,330,475.18       6.49         136        6.11
85.01  -  90.00             8,717,343.90       5.48         111        4.99
90.01  -  95.00             1,409,210.05       0.89          16        0.72
95.01  - 100.00               571,115.83       0.36           7        0.31

                                 CURRENT                   # OF
                           PRINCIPAL BAL     PCT($)       LOANS      PCT(#)
OCCUPANCY:                 -------------     ------       -----      ------
Non-owner                  12,595,637.50       7.91         203        9.12
Primary                   145,890,090.42      91.64       2,011       90.34
Second Home                   719,335.41       0.45          12        0.54


                                       12

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                       CURRENT                 # OF
                                 PRINCIPAL BAL     PCT($)     LOANS     PCT(#)
PROPERTY TYPE:                   -------------     ------     -----     ------
 Condominium                      2,487,943.51       1.56        34       1.53
 Manufactured Housing               727,824.01       0.46        15       0.67
 Single Family                  144,023,134.33      90.46     2,036      91.46
 Two-Four Family                 11,966,161.48       7.52       141       6.33

                                       CURRENT                 # OF
                                 PRINCIPAL BAL     PCT($)     LOANS     PCT(#)
CHANNEL:                         -------------     ------     -----     ------
 Broker                          42,196,427.07      26.50       595      26.73
 National Loan Center             9,261,514.12       5.82       120       5.39
 Retail                         106,780,336.20      67.07     1,502      67.48
 Unaffiliated Originator            966,785.94       0.61         9       0.40

                                       CURRENT                 # OF
STATE:                           PRINCIPAL BAL     PCT($)     LOANS     PCT(#)
                                 -------------     ------     -----     ------
 Arizona                          4,181,712.01       2.63        55       2.47
 Arkansas                           532,313.72       0.33         7       0.31
 California                      30,390,791.48      19.09       287      12.89
 Colorado                         1,333,258.27       0.84        19       0.85
 Connecticut                      1,113,365.30       0.70        13       0.58
 District of Columbia               508,951.27       0.32         5       0.22
 Florida                         12,903,731.51       8.11       194       8.72
 Georgia                          3,114,738.09       1.96        43       1.93
 Hawaii                           2,387,201.76       1.50        16       0.72
 Idaho                              665,838.71       0.42         6       0.27
 Illinois                         5,944,336.99       3.73        80       3.59
 Indiana                          2,387,776.53       1.50        39       1.75
 Iowa                             2,745,823.63       1.72        48       2.16
 Kansas                             905,255.36       0.57        14       0.63
 Kentucky                           570,651.72       0.36        11       0.49
 Louisiana                        2,271,738.09       1.43        45       2.02
 Maryland                         1,217,911.21       0.76        15       0.67
 Massachusetts                    2,953,975.72       1.86        26       1.17
 Michigan                         8,538,199.33       5.36       154       6.92
 Minnesota                        4,239,460.73       2.66        41       1.84
 Mississippi                        729,962.47       0.46        13       0.58
 Missouri                         4,166,942.81       2.62        78       3.50
 Montana                            846,692.84       0.53        13       0.58
 Nebraska                           276,660.05       0.17         6       0.27
 Nevada                           2,523,581.28       1.59        30       1.35
 New Jersey                       1,148,956.30       0.72        14       0.63
 New Mexico                         622,186.90       0.39         8       0.36
 New York                        12,588,676.35       7.91       149       6.69


                                       13

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 North Carolina                   3,226,227.53       2.03        44        1.98
 North Dakota                        47,783.37       0.03         1        0.04
 Ohio                             5,788,645.55       3.64       109        4.90
 Oklahoma                         2,424,162.89       1.52        47        2.11
 Oregon                           1,681,643.93       1.06        21        0.94
 Pennsylvania                     3,485,173.09       2.19        55        2.47
 Rhode Island                       388,460.49       0.24         6        0.27
 South Carolina                   1,130,209.13       0.71        23        1.03
 Tennessee                        3,087,661.92       1.94        51        2.29
 Texas                           20,625,579.92      12.96       360       16.17
 Utah                               665,594.59       0.42         7        0.31
 Virginia                         1,079,516.33       0.68        18        0.81
 Washington                       2,717,139.32       1.71        33        1.48
 West Virginia                      465,308.51       0.29        11        0.49
 Wisconsin                          532,442.07       0.33        10        0.45
 Wyoming                             48,824.26       0.03         1        0.04

                                       CURRENT                 # OF
                                 PRINCIPAL BAL     PCT($)     LOANS      PCT(#)
LIEN POSITION:                   -------------     ------     -----      ------
 First Lien                     156,644,933.35      98.39     2,150       96.59
 Second Lien                      2,560,129.98       1.61        76        3.41

                                       CURRENT                 # OF
                                 PRINCIPAL BAL     PCT($)     LOANS      PCT(#)
BALLOON FLAG:                    -------------     ------     -----      ------
 Balloon                            119,883.30       0.08         1        0.04
 Fully Amortizing               159,085,180.03      99.92     2,225       99.96

                                       CURRENT                 # OF
                                 PRINCIPAL BAL     PCT($)     LOANS      PCT(#)
PRODUCT:                         -------------     ------     -----      ------
 30 YR Fixed Rate               130,286,390.06      81.84     1,634       73.41
 5-20 YR Fixed Rate              28,798,789.97      18.09       591       26.55
 FIXED RATE 30/15 BALLOON           119,883.30       0.08         1        0.04


                                       14

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                     CURRENT                 # OF
                               PRINCIPAL BAL    PCT($)      LOANS        PCT(#)
FICO SCORE:                    -------------    ------      -----        ------
less than or equal to 299       1,360,566.48      0.85         31         1.39
      400  - 449                   13,847.27      0.01          1         0.04
      450  - 499                  518,662.20      0.33         10         0.45
      500  - 549               24,639,769.53     15.48        419        18.82
      550  - 599               65,948,859.60     41.42        919        41.28
      600  - 609               10,974,617.37      6.89        150         6.74
      610  - 619               10,536,922.66      6.62        134         6.02
      620  - 629               10,560,581.59      6.63        126         5.66
      630  - 639                6,586,580.70      4.14         86         3.86
      640  - 649                7,232,510.70      4.54         90         4.04
      650  - 659                4,824,124.56      3.03         66         2.96
      660  - 669                4,152,836.99      2.61         47         2.11
      670  - 679                1,938,302.23      1.22         25         1.12
      680  - 689                1,571,322.33      0.99         22         0.99
      690  - 699                2,121,777.55      1.33         22         0.99
      700  - 719                2,850,785.97      1.79         34         1.53
      720  - 739                1,550,653.33      0.97         20         0.90
      740  - 759                1,012,972.38      0.64         16         0.72
      760  - 779                  550,932.64      0.35          3         0.13
      780  - 799                  212,837.25      0.13          4         0.18
      800  - 804                   45,600.00      0.03          1         0.04

                                     CURRENT                 # OF
                               PRINCIPAL BAL    PCT($)      LOANS       PCT(#)
ORIG PREPAY TERM:              -------------    ------      -----       ------
   0                           46,475,333.03     29.19        755        33.92
   6                              122,925.00      0.08          2         0.09
  12                           12,436,020.66      7.81        153         6.87
  24                              231,217.56      0.15          3         0.13
  36                           13,392,279.63      8.41        194         8.72
  42                            4,057,260.73      2.55         38         1.71
  60                           82,490,026.72     51.81      1,081        48.56

                                     CURRENT                 # OF
                               PRINCIPAL BAL    PCT($)      LOANS       PCT(#)
DOCUMENTATION:                 -------------    ------      -----       ------
 Full Documentation           128,718,957.94     80.85      1,810        81.31
 Light Documentation           15,623,087.84      9.81        202         9.07
 No Documentation              14,863,017.55      9.34        214         9.61


                                       15

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                       CURRENT                 # OF
                                 PRINCIPAL BAL     PCT($)     LOANS      PCT(#)
CREDIT GRADE:                    -------------     ------     -----      ------
A                                27,436,962.80      17.23       326       14.65
A+                                5,767,875.94       3.62        68        3.05
A-                               43,387,867.39      27.25       529       23.76
B                                31,228,006.92      19.61       455       20.44
B+                               13,171,633.08       8.27       181        8.13
B-                                5,429,172.59       3.41        75        3.37
C                                17,642,281.98      11.08       325       14.60
C+                                6,908,357.77       4.34       102        4.58
C-                                4,135,689.25       2.60        86        3.86
D                                 4,097,215.61       2.57        79        3.55

                                        CURRENT                 # OF
                      PMI         PRINCIPAL BAL     PCT($)     LOANS      PCT(#)
ORIGINAL LTV                      -------------     ------     -----      ------
6.67  -  80.00       No MI       138,176,918.37      86.79     1,956       87.87
                TOTAL            138,176,918.37      86.79     1,956       87.87

greater than 80.00    MGIC        15,938,458.16      10.01       196        8.81
                No MI              5,089,686.80       3.20        74        3.32
                TOTAL             21,028,144.96      13.21       270       12.13


                                       16

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                          DESCRIPTION OF THE COLLATERAL
                      LOAN GROUP II: ADJUSTABLE RATE GROUP

NUMBER OF LOANS:                                        1,045

TOTAL CURRENT BALANCE:                          96,454,512.37
TOTAL ORIGINAL BALANCE:                         96,502,769.00

                                                AVG/WAVG            MIN           MAX
AVG CURRENT BALANCE:                               $92,300.97       $16,000.00    $351,733.69
AVG ORIGINAL BALANCE:                              $92,347.15       $16,000.00    $351,920.00

WAVG GROSS COUPON:                                    10.7612%        7.5000          18.2000%

WAVG GROSS MARGIN:                                      6.099%         3.440            9.500%
WAVG MAX INT RATE:                                     16.766%        13.500           24.200%
WAVG MIN INT RATE:                                     10.758%         7.500           18.200%
WAVG FIRST PER CAP:                                     2.972%         1.000            3.000%
WAVG PERIODIC RATE CAP:                                 1.000%         1.000            1.500%

WAVG LTV:                                               76.85%         13.32            98.80%
WAVG FICO SCORE:                                       582.77           0.00           786.00

WAVG ORIGINAL TERM:                                    357.78         180.00           360.00
WAVG REMAINING TERM:                                   356.28         173.00           360.00
WAVG SEASONING:                                          1.50           0.00            11.00

WAVG MONTHS TO ROLL:                                    29.10           1.00            37.00

TOP BALLOON INDICATOR CONCENTRATIONS ($):      100.00% Fully Amortizing
TOP STATE CONCENTRATIONS ($):                  25.41% California, 10.61% Florida, 4.43% Illinois
TOP LIEN POSITION CONCENTRATIONS ($):          100.00% First Lien
TOP MI INDICATOR CONCENTRATIONS ($):           75.11% No MI, 24.89% Has MI
TOP PREPAY PENALTY CONCENTRATIONS ($):         86.49% PREPAYMENT PENALTY,
                                               13.51% NO PREPAYMENT PENALTY

MAXIMUM ZIP CODE CONCENTRATION ($):            0.68 %  94112  (San Francisco, CA)

MATURE DATE:                                                          Jan 01, 2015   Sep 01, 2030


                                       17

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                        CURRENT               # OF
                                  PRINCIPAL BAL    PCT($)     LOANS    PCT(#)
CURRENT BALANCE:                  -------------    ------     -----    ------
 16,000.00  -  25,000.00             353,729.39      0.37        15      1.44
 25,000.01  -  50,000.00           8,898,705.04      9.23       226     21.63
 50,000.01  -  75,000.00          16,187,812.06     16.78       260     24.88
 75,000.01  - 100,000.00          15,966,770.14     16.55       182     17.42
100,000.01  - 150,000.00          25,520,119.69     26.46       211     20.19
150,000.01  - 200,000.00          16,363,715.61     16.97        95      9.09
200,000.01  - 250,000.00          10,552,195.70     10.94        47      4.50
250,000.01  - 300,000.00           1,909,731.05      1.98         7      0.67
300,000.01  - 350,000.00             350,000.00      0.36         1      0.10
350,000.01  - 351,733.69             351,733.69      0.36         1      0.10

                                        CURRENT               # OF
                                  PRINCIPAL BAL    PCT($)     LOANS    PCT(#)
GROSS COUPON:                     -------------    ------     -----    ------
 7.500  -  7.500                     224,495.94      0.23         1      0.10
 7.501  -  8.000                     638,987.65      0.66         6      0.57
 8.001  -  8.500                   1,876,127.94      1.95        15      1.44
 8.501  -  9.000                   7,971,170.00      8.26        73      6.99
 9.001  -  9.500                   9,166,856.48      9.50        81      7.75
 9.501  - 10.000                  14,099,498.95     14.62       129     12.34
10.001  - 10.500                  11,229,759.15     11.64       105     10.05
10.501  - 11.000                  15,664,637.28     16.24       161     15.41
11.001  - 11.500                   9,512,461.68      9.86       111     10.62
11.501  - 12.000                   9,674,238.22     10.03       120     11.48
12.001  - 12.500                   5,970,333.45      6.19        80      7.66
12.501  - 13.000                   3,479,555.36      3.61        49      4.69
13.001  - 13.500                   2,559,093.89      2.65        36      3.44
13.501  - 14.000                   1,480,432.50      1.53        27      2.58
14.001  - 14.500                   1,106,296.72      1.15        20      1.91
14.501  - 15.000                   1,025,454.85      1.06        17      1.63
15.001  - 15.500                     382,625.24      0.40         6      0.57
15.501  - 16.000                     319,738.94      0.33         6      0.57
16.001  - 16.500                      46,500.00      0.05         1      0.10
18.001  - 18.200                      26,248.13      0.03         1      0.10

                                        CURRENT               # OF
                                  PRINCIPAL BAL    PCT($)     LOANS    PCT(#)
ORIGINAL TERM:                    -------------    ------     -----    ------
180  - 180                         1,138,585.66      1.18        20      1.91
229  - 240                            76,044.82      0.08         1      0.10
349  - 360                        95,239,881.89     98.74     1,024     97.99


                                       18

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                     CURRENT                 # OF
                               PRINCIPAL BAL    PCT($)       LOANS      PCT(#)
REMAINING TERM:                -------------    ------       -----      ------
173  - 180                      1,138,585.66      1.18          20        1.91
229  - 240                         76,044.82      0.08           1        0.10
349  - 360                     95,239,881.89     98.74       1,024       97.99

                                     CURRENT                 # OF
                               PRINCIPAL BAL    PCT($)       LOANS      PCT(#)
LTV:                           -------------    ------       -----      ------
13.32  -  15.00                    66,541.66      0.07           1        0.10
15.01  -  20.00                    54,956.69      0.06           2        0.19
20.01  -  25.00                   374,905.04      0.39           6        0.57
25.01  -  30.00                    29,990.28      0.03           1        0.10
30.01  -  35.00                   427,551.43      0.44           6        0.57
35.01  -  40.00                   406,185.08      0.42           9        0.86
40.01  -  45.00                   767,701.32      0.80          13        1.24
45.01  -  50.00                 1,349,835.29      1.40          19        1.82
50.01  -  55.00                   798,720.66      0.83          12        1.15
55.01  -  60.00                 2,827,406.86      2.93          37        3.54
60.01  -  65.00                 7,548,443.25      7.83          96        9.19
65.01  -  70.00                10,475,452.21     10.86         121       11.58
70.01  -  75.00                19,892,107.51     20.62         227       21.72
75.01  -  80.00                24,553,973.26     25.46         247       23.64
80.01  -  85.00                 8,338,507.33      8.65          82        7.85
85.01  -  90.00                10,310,436.75     10.69          90        8.61
90.01  -  95.00                 8,101,381.75      8.40          75        7.18
95.01  -  98.80                   130,416.00      0.14           1        0.10

                                     CURRENT                  # OF
                               PRINCIPAL BAL     PCT($)      LOANS      PCT(#)
OCCUPANCY:                     -------------     ------      -----      ------
Non-owner                       4,706,726.04      4.88          63        6.03
Primary                        91,307,854.81     94.66         979       93.68
Second Home                       439,931.52      0.46           3        0.29

                                     CURRENT                  # OF
                               PRINCIPAL BAL     PCT($)      LOANS      PCT(#)
PROPERTY TYPE:                 -------------     ------      -----      ------
Condominium                     3,668,032.33      3.80          44        4.21
Manufactured Housing              790,993.35      0.82          12        1.15
Single Family                  85,679,448.36     88.83         930       89.00
Two-Four Family                 6,316,038.33      6.55          59        5.65


                                       19

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                           CURRENT                       # OF
CHANNEL:                                             PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 Broker                                              69,470,849.71     72.02              746             71.39
 National Loan Center                                 1,396,003.53      1.45               15              1.44
 Retail                                              22,735,938.15     23.57              259             24.78
 Unaffiliated Originator                              2,851,720.98      2.96               25              2.39

                                                           CURRENT                       # OF
STATE:                                               PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 Arizona                                              2,879,919.82      2.99               28              2.68
 Arkansas                                               558,346.99      0.58                8              0.77
 California                                          24,506,108.23     25.41              178             17.03
 Colorado                                             2,558,477.00      2.65               22              2.11
 Connecticut                                          1,301,026.04      1.35               14              1.34
 District of Columbia                                    65,000.00      0.07                1              0.10
 Florida                                             10,232,056.08     10.61              126             12.06
 Georgia                                              1,870,531.09      1.94               20              1.91
 Hawaii                                               2,365,075.85      2.45               12              1.15
 Idaho                                                  152,800.00      0.16                2              0.19
 Illinois                                             4,271,505.91      4.43               49              4.69
 Indiana                                              1,596,084.09      1.65               27              2.58
 Iowa                                                 1,182,069.06      1.23               19              1.82
 Kansas                                                 170,555.45      0.18                2              0.19
 Kentucky                                             1,330,708.34      1.38               22              2.11
 Louisiana                                            1,059,835.21      1.10               15              1.44
 Maryland                                             1,200,534.92      1.24               11              1.05
 Massachusetts                                          344,043.32      0.36                4              0.38
 Michigan                                             4,061,576.41      4.21               66              6.32
 Minnesota                                            4,155,121.71      4.31               39              3.73
 Mississippi                                            231,578.87      0.24                4              0.38
 Missouri                                             2,932,271.90      3.04               49              4.69
 Montana                                                620,924.98      0.64                7              0.67
 Nebraska                                               669,236.25      0.69               10              0.96
 Nevada                                               1,178,526.09      1.22               10              0.96
 New Hampshire                                          273,997.55      0.28                3              0.29
 New Jersey                                             327,694.12      0.34                4              0.38
 New Mexico                                             776,256.28      0.80                8              0.77
 New York                                             1,857,408.22      1.93               17              1.63
 North Carolina                                       1,540,516.31      1.60               19              1.82
 Ohio                                                 3,919,145.81      4.06               51              4.88
 Oklahoma                                               884,934.24      0.92               11              1.05
 Oregon                                                 531,514.49      0.55                6              0.57
 Pennsylvania                                         1,309,767.01      1.36               21              2.01
 Rhode Island                                            99,221.08      0.10                2              0.19


                                       20

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 South Carolina                                       1,800,743.60      1.87               24              2.30
 Tennessee                                              971,822.68      1.01               13              1.24
 Texas                                                3,488,628.16      3.62               43              4.11
 Utah                                                   708,750.65      0.73                7              0.67
 Virginia                                               959,253.63      0.99               15              1.44
 Washington                                           3,622,283.73      3.76               33              3.16
 West Virginia                                          494,400.00      0.51                7              0.67
 Wisconsin                                            1,394,261.20      1.45               16              1.53

                                                           CURRENT                       # OF
GROSS MARGIN:                                        PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
  3.440  -  3.500                                        47,000.00      0.05                1              0.10
  3.501  -  4.000                                     1,353,461.89      1.40               15              1.44
  4.001  -  4.500                                     1,735,989.26      1.80               18              1.72
  4.501  -  5.000                                     5,963,246.97      6.18               63              6.03
  5.001  -  5.500                                    12,378,727.86     12.83              134             12.82
  5.501  -  6.000                                    25,196,582.39     26.12              275             26.32
  6.001  -  6.500                                    30,141,580.78     31.25              301             28.80
  6.501  -  7.000                                    11,460,573.17     11.88              126             12.06
  7.001  -  7.500                                     4,388,088.28      4.55               61              5.84
  7.501  -  8.000                                     2,043,937.89      2.12               29              2.78
  8.001  -  8.500                                       802,940.64      0.83                8              0.77
  8.501  -  9.000                                       539,004.23      0.56                8              0.77
  9.001  -  9.500                                       403,379.01      0.42                6              0.57

                                                           CURRENT                       # OF
MAX INT RATE:                                        PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 13.500  - 13.500                                       458,432.99      0.48                2              0.19
 13.501  - 14.000                                       638,987.65      0.66                6              0.57
 14.001  - 14.500                                     1,642,190.89      1.70               14              1.34
 14.501  - 15.000                                     7,812,542.73      8.10               72              6.89
 15.001  - 15.500                                     9,016,015.29      9.35               80              7.66
 15.501  - 16.000                                    14,262,289.94     14.79              130             12.44
 16.001  - 16.500                                    11,110,850.34     11.52              104              9.95
 16.501  - 17.000                                    15,660,473.56     16.24              161             15.41
 17.001  - 17.500                                     9,689,943.85     10.05              112             10.72
 17.501  - 18.000                                     9,709,977.98     10.07              121             11.58
 18.001  - 18.500                                     6,026,861.52      6.25               80              7.66
 18.501  - 19.000                                     3,479,555.36      3.61               49              4.69
 19.001  - 19.500                                     2,559,093.89      2.65               36              3.44
 19.501  - 20.000                                     1,480,432.50      1.53               27              2.58
 20.001  - 20.500                                     1,106,296.72      1.15               20              1.91
 20.501  - 21.000                                     1,025,454.85      1.06               17              1.63
 21.001  - 21.500                                       382,625.24      0.40                6              0.57
 21.501  - 22.000                                       319,738.94      0.33                6              0.57


                                       21


GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



 22.001  - 22.500                                        46,500.00      0.05                1              0.10
 24.001  - 24.200                                        26,248.13      0.03                1              0.10

                                                           CURRENT                       # OF
MIN INT RATE:                                        PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
  7.500  -  7.500                                       458,432.99      0.48                2              0.19
  7.501  -  8.000                                       638,987.65      0.66                6              0.57
  8.001  -  8.500                                     1,642,190.89      1.70               14              1.34
  8.501  -  9.000                                     7,971,170.00      8.26               73              6.99
  9.001  -  9.500                                     9,166,856.48      9.50               81              7.75
  9.501  - 10.000                                    14,175,543.77     14.70              130             12.44
 10.001  - 10.500                                    11,229,759.15     11.64              105             10.05
 10.501  - 11.000                                    15,588,592.46     16.16              160             15.31
 11.001  - 11.500                                     9,512,461.68      9.86              111             10.62
 11.501  - 12.000                                     9,674,238.22     10.03              120             11.48
 12.001  - 12.500                                     5,970,333.45      6.19               80              7.66
 12.501  - 13.000                                     3,479,555.36      3.61               49              4.69
 13.001  - 13.500                                     2,559,093.89      2.65               36              3.44
 13.501  - 14.000                                     1,480,432.50      1.53               27              2.58
 14.001  - 14.500                                     1,106,296.72      1.15               20              1.91
 14.501  - 15.000                                     1,025,454.85      1.06               17              1.63
 15.001  - 15.500                                       382,625.24      0.40                6              0.57
 15.501  - 16.000                                       319,738.94      0.33                6              0.57
 16.001  - 16.500                                        46,500.00      0.05                1              0.10
 18.001  - 18.200                                        26,248.13      0.03                1              0.10

                                                           CURRENT                       # OF
PRODUCT:                                             PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 2 YR FIXED/6 MO LIBOR ARM                           41,790,664.51     43.33              392             37.51
 3 YR FIXED/6 MO LIBOR ARM                           53,834,788.29     55.81              645             61.72
 6 MO LIBOR ARM                                         829,059.57      0.86                8              0.77

                                                           CURRENT                       # OF
FICO SCORE:                                          PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
less than or equal to 299                               796,198.57      0.83               10              0.96
 450  - 499                                             403,148.50      0.42                5              0.48
 500  - 549                                          21,260,737.87     22.04              264             25.26
 550  - 599                                          43,781,207.95     45.39              464             44.40
 600  - 609                                           6,193,182.67      6.42               63              6.03
 610  - 619                                           6,609,151.04      6.85               64              6.12
 620  - 629                                           3,414,383.90      3.54               39              3.73
 630  - 639                                           3,222,737.27      3.34               38              3.64
 640  - 649                                           2,556,484.64      2.65               25              2.39
 650  - 659                                           2,357,264.88      2.44               21              2.01
 660  - 669                                           1,957,496.21      2.03               15              1.44
 670  - 679                                             652,159.13      0.68                7              0.67

                                       22

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 680  - 689                                             699,341.80      0.73                7              0.67
 690  - 699                                             652,258.69      0.68                3              0.29
 700  - 719                                             603,841.59      0.63                9              0.86
 720  - 739                                             830,917.66      0.86                7              0.67
 740  - 759                                             164,000.00      0.17                2              0.19
 760  - 779                                             200,000.00      0.21                1              0.10
 780  - 786                                             100,000.00      0.10                1              0.10

                                                           CURRENT                       # OF
ORIG PREPAY TERM:                                    PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
   0                                                 13,586,539.68     14.09              157             15.02
  12                                                    154,201.78      0.16                3              0.29
  24                                                 22,602,331.05     23.43              171             16.36
  36                                                 43,923,564.62     45.54              540             51.67
  42                                                  2,972,962.66      3.08               28              2.68
  60                                                 13,214,912.58     13.70              146             13.97

                                                           CURRENT                       # OF
DOCUMENTATION:                                       PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 Full Documentation                                  72,046,758.63     74.70              797             76.27
 Light Documentation                                  4,533,206.61      4.70               49              4.69
 No Documentation                                    19,874,547.13     20.61              199             19.04

                                                           CURRENT                       # OF
CREDIT GRADE:                                        PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 A                                                   19,076,748.99     19.78              180             17.22
 A+                                                   1,412,492.62      1.46               17              1.63
 A-                                                  27,946,508.25     28.97              279             26.70
 B                                                   24,187,200.45     25.08              259             24.78
 B+                                                   2,232,921.48      2.31               23              2.20
 B-                                                   1,210,928.49      1.26               15              1.44
 C                                                   11,790,950.81     12.22              148             14.16
 C+                                                   1,650,656.97      1.71               15              1.44
 C-                                                   2,861,988.36      2.97               48              4.59
 D                                                    4,084,115.95      4.23               61              5.84

                                                           CURRENT                       # OF
RATE CHANGE DATE:                                    PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
 09/01/00                                               148,533.36      0.15                1              0.10
 10/01/00                                               217,023.59      0.23                2              0.19
 12/01/00                                               120,804.86      0.13                2              0.19
 01/01/01                                               284,922.43      0.30                2              0.19
 02/01/01                                                57,775.33      0.06                1              0.10
 10/01/01                                               540,062.68      0.56                6              0.57
 11/01/01                                               131,523.56      0.14                2              0.19
 12/01/01                                               696,960.06      0.72                6              0.57


                                       23

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 01/01/02                                               621,678.38      0.64                8              0.77
 02/01/02                                             1,096,390.13      1.14               11              1.05
 03/01/02                                               991,896.36      1.03               11              1.05
 04/01/02                                             1,880,567.20      1.95               15              1.44
 05/01/02                                             2,349,372.73      2.44               23              2.20
 06/01/02                                             8,694,664.71      9.01               90              8.61
 07/01/02                                            12,432,359.87     12.89              105             10.05
 08/01/02                                            11,929,188.83     12.37              110             10.53
 09/01/02                                               548,128.40      0.57                6              0.57
 10/01/02                                               109,399.76      0.11                1              0.10
 11/01/02                                               219,291.21      0.23                2              0.19
 12/01/02                                               465,823.67      0.48                3              0.29
 01/01/03                                             1,246,553.11      1.29               15              1.44
 02/01/03                                               836,981.14      0.87               10              0.96
 03/01/03                                             1,189,719.82      1.23               13              1.24
 04/01/03                                             2,204,113.63      2.29               25              2.39
 05/01/03                                             1,482,930.18      1.54               19              1.82
 06/01/03                                             8,053,886.40      8.35              104              9.95
 07/01/03                                            10,673,735.97     11.07              147             14.07
 08/01/03                                            24,245,635.00     25.14              273             26.12
 09/01/03                                             2,984,590.00      3.09               32              3.06

                                                           CURRENT                       # OF
ORIGINAL LTV               PMI                       PRINCIPAL BAL    PCT($)            LOANS            PCT(#)
                                                     -------------    ------            -----            ------
  13.32  -  80.00         No MI                      69,573,770.54     72.13              797             76.27
                     TOTAL                           69,573,770.54     72.13              797             76.27
  greater than 80.00      MGIC                       24,006,477.22     24.89              219             20.96
                     No MI                            2,874,264.61      2.98               29              2.78
                     TOTAL                           26,880,741.83     27.87              248             23.73


                                       24
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                          DESCRIPTION OF THE COLLATERAL
                      LOAN GROUP III: ADJUSTABLE RATE GROUP


NUMBER OF LOANS:                                                830

TOTAL CURRENT BALANCE:                                96,390,754.78
TOTAL ORIGINAL BALANCE:                               96,445,571.00

                                                   AVG/WAVG                  MIN             MAX
AVG CURRENT BALANCE:                                    $116,133.44          $14,993.94      $544,000.00
AVG ORIGINAL BALANCE:                                   $116,199.48          $15,000.00      $544,000.00

WAVG GROSS COUPON:                                          10.5556%             7.4900          16.3000%

WAVG GROSS MARGIN:                                            6.014%              2.945            9.750%
WAVG MAX INT RATE:                                           16.571%             13.490           22.300%
WAVG MIN INT RATE:                                           10.556%              7.490           16.300%
WAVG FIRST PER CAP:                                           2.956%              1.000            3.000%
WAVG PERIODIC RATE CAP:                                       1.004%              1.000            1.500%

WAVG LTV:                                                     75.96%              23.81            95.00%
WAVG FICO SCORE:                                             584.82                0.00           783.00

WAVG ORIGINAL TERM:                                          358.52              120.00           360.00
WAVG REMAINING TERM:                                         356.94              119.00           360.00
WAVG SEASONING:                                                1.58                0.00            11.00

WAVG MONTHS TO ROLL:                                          28.47                3.00            37.00

TOP BALLOON INDICATOR CONCENTRATIONS ($):        100.00% Fully Amortizing
TOP STATE CONCENTRATIONS ($):                    31.62% California, 10.21% Florida, 4.12% Ohio
TOP LIEN POSITION CONCENTRATIONS ($):            100.00% First Lien
TOP MI INDICATOR CONCENTRATIONS ($):             77.78% No MI, 22.22% Has MI
TOP PREPAY PENALTY CONCENTRATIONS ($):           83.13% PREPAYMENT PENALTY,
                                                 16.87% NO PREPAYMENT PENALTY

MAXIMUM ZIP CODE CONCENTRATION ($):              1.06% 43221 (Columbus, OH)

MATURE DATE:                                                               Jul 01, 2010     Sep 01, 2030

                                       25

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT                 # OF
CURRENT BALANCE:                    PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
  14,993.94  -  25,000.00              321,543.10      0.33         16      1.93
  25,000.01  -  50,000.00            6,414,900.80      6.66        167     20.12
  50,000.01  -  75,000.00            9,953,393.13     10.33        161     19.40
  75,000.01  - 100,000.00           12,050,703.52     12.50        138     16.63
 100,000.01  - 150,000.00           21,479,140.32     22.28        172     20.72
 150,000.01  - 200,000.00           10,099,001.20     10.48         59      7.11
 200,000.01  - 250,000.00            7,153,674.89      7.42         32      3.86
 250,000.01  - 300,000.00            9,751,699.36     10.12         35      4.22
 300,000.01  - 350,000.00            8,646,049.95      8.97         26      3.13
 350,000.01  - 400,000.00            4,227,123.14      4.39         11      1.33
 400,000.01  - 450,000.00            1,318,519.62      1.37          3      0.36
 450,000.01  - 500,000.00            3,908,305.75      4.05          8      0.96
 500,000.01  - 544,000.00            1,066,700.00      1.11          2      0.24

                                          CURRENT                 # OF
GROSS COUPON:                       PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
  7.490  -  7.500                       88,867.23      0.09          1      0.12
  7.501  -  8.000                      867,684.12      0.90          5      0.60
  8.001  -  8.500                    4,066,234.31      4.22         26      3.13
  8.501  -  9.000                    8,312,438.03      8.62         48      5.78
  9.001  -  9.500                   11,568,424.76     12.00         72      8.67
  9.501  - 10.000                   14,880,857.54     15.44         92     11.08
 10.001  - 10.500                   12,355,235.22     12.82         97     11.69
 10.501  - 11.000                   13,412,646.94     13.91        118     14.22
 11.001  - 11.500                    8,751,770.25      9.08         84     10.12
 11.501  - 12.000                    9,343,764.97      9.69        105     12.65
 12.001  - 12.500                    4,348,593.66      4.51         54      6.51
 12.501  - 13.000                    3,262,134.78      3.38         41      4.94
 13.001  - 13.500                    1,944,604.24      2.02         28      3.37
 13.501  - 14.000                    1,485,750.23      1.54         24      2.89
 14.001  - 14.500                      604,650.33      0.63         14      1.69
 14.501  - 15.000                      496,640.55      0.52          9      1.08
 15.001  - 15.500                      417,516.01      0.43          9      1.08
 15.501  - 16.000                      140,441.61      0.15          2      0.24
 16.001  - 16.300                       42,500.00      0.04          1      0.12

                                          CURRENT                 # OF
ORIGINAL TERM:                      PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 120  - 120                             27,844.80      0.03          1      0.12
 169  - 180                            584,859.32      0.61          9      1.08
 229  - 240                            255,600.00      0.27          1      0.12
 349  - 360                         95,522,450.66     99.10        819     98.67

                                       26
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT                 # OF
REMAINING TERM:                     PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 119  - 120                             27,844.80      0.03          1      0.12
 169  - 180                            584,859.32      0.61          9      1.08
 229  - 240                            255,600.00      0.27          1      0.12
 349  - 360                         95,522,450.66     99.10        819     98.67

                                          CURRENT                 # OF
LTV:                                PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
  23.81  -  25.00                       85,500.00      0.09          3      0.36
  25.01  -  30.00                      725,194.23      0.75          3      0.36
  30.01  -  35.00                      403,352.72      0.42          6      0.72
  35.01  -  40.00                      431,943.20      0.45          5      0.60
  40.01  -  45.00                      612,283.30      0.64          9      1.08
  45.01  -  50.00                      849,884.90      0.88         11      1.33
  50.01  -  55.00                    2,029,250.79      2.11         17      2.05
  55.01  -  60.00                    2,400,032.25      2.49         28      3.37
  60.01  -  65.00                    7,042,018.22      7.31         75      9.04
  65.01  -  70.00                   12,037,746.80     12.49        102     12.29
  70.01  -  75.00                   22,195,345.65     23.03        188     22.65
  75.01  -  80.00                   24,113,511.90     25.02        196     23.61
  80.01  -  85.00                    6,409,708.19      6.65         60      7.23
  85.01  -  90.00                   10,908,089.87     11.32         79      9.52
  90.01  -  95.00                    6,146,892.76      6.38         48      5.78

                                          CURRENT                 # OF
OCCUPANCY:                          PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 Non-owner                           2,924,366.90      3.03         39      4.70
 Primary                            93,250,583.17     96.74        788     94.94
 Second Home                           215,804.71      0.22          3      0.36

                                          CURRENT                 # OF
PROPERTY TYPE:                      PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 Condominium                         3,580,882.40      3.71         24      2.89
 Manufactured Housing                  469,363.51      0.49          6      0.72
 Single Family                      87,233,070.28     90.50        761     91.69
 Two-Four Family                     5,107,438.59      5.30         39      4.70

                                          CURRENT                 # OF
CHANNEL:                            PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 Broker                             72,775,556.77     75.50        599     72.17
 National Loan Center                1,581,516.27      1.64         12      1.45
 Retail                             19,038,276.86     19.75        196     23.61
 Unaffiliated Originator             2,995,404.88      3.11         23      2.77

                                       27
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT                 # OF
STATE:                              PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 Arizona                             3,055,560.82      3.17         28      3.37
 Arkansas                              236,356.96      0.25          5      0.60
 California                         30,482,272.82     31.62        149     17.95
 Colorado                            3,717,891.85      3.86         23      2.77
 Connecticut                         1,952,199.77      2.03         16      1.93
 District of Columbia                   64,883.86      0.07          1      0.12
 Florida                             9,838,685.86     10.21        104     12.53
 Georgia                             1,953,138.11      2.03         12      1.45
 Hawaii                              1,853,961.92      1.92         11      1.33
 Idaho                                  59,970.49      0.06          1      0.12
 Illinois                            3,776,953.95      3.92         37      4.46
 Indiana                             1,449,576.19      1.50         23      2.77
 Iowa                                  726,549.21      0.75         12      1.45
 Kansas                                544,799.28      0.57          7      0.84
 Kentucky                              651,746.58      0.68         12      1.45
 Louisiana                             539,378.20      0.56          8      0.96
 Maine                                  73,854.01      0.08          1      0.12
 Maryland                              892,372.27      0.93          7      0.84
 Massachusetts                       1,799,279.97      1.87         11      1.33
 Michigan                            3,224,399.56      3.35         42      5.06
 Minnesota                           3,280,935.00      3.40         24      2.89
 Mississippi                           247,162.90      0.26          3      0.36
 Missouri                            1,848,318.53      1.92         28      3.37
 Montana                               461,385.66      0.48          7      0.84
 Nebraska                              191,914.55      0.20          4      0.48
 Nevada                                 87,920.00      0.09          1      0.12
 New Hampshire                         224,496.17      0.23          2      0.24
 New Jersey                          1,199,876.48      1.24          6      0.72
 New Mexico                          1,030,067.86      1.07         10      1.20
 New York                            1,693,640.71      1.76         23      2.77
 North Carolina                        885,510.09      0.92         12      1.45
 Ohio                                3,970,970.41      4.12         44      5.30
 Oklahoma                              209,232.34      0.22          5      0.60
 Oregon                                637,470.56      0.66          6      0.72
 Pennsylvania                        1,534,214.20      1.59         28      3.37
 Rhode Island                          127,015.00      0.13          2      0.24
 South Carolina                      1,112,432.82      1.15         18      2.17
 Tennessee                           1,924,993.94      2.00         20      2.41
 Texas                               2,701,277.18      2.80         24      2.89
 Utah                                1,558,083.61      1.62         14      1.69
 Virginia                              600,992.32      0.62          7      0.84
 Washington                          3,475,515.40      3.61         24      2.89

                                       28
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 West Virginia                          34,500.00      0.04          1      0.12
 Wisconsin                             458,997.37      0.48          7      0.84

                                          CURRENT                 # OF
GROSS MARGIN:                       PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
  2.945  -  3.000                       27,844.80      0.03          1      0.12
  3.001  -  3.500                       88,500.00      0.09          1      0.12
  3.501  -  4.000                    1,299,593.16      1.35         10      1.20
  4.001  -  4.500                    2,318,704.66      2.41         14      1.69
  4.501  -  5.000                    7,671,101.67      7.96         54      6.51
  5.001  -  5.500                   14,221,013.51     14.75        107     12.89
  5.501  -  6.000                   26,287,769.85     27.27        220     26.51
  6.001  -  6.500                   26,498,987.47     27.49        212     25.54
  6.501  -  7.000                    9,768,870.26     10.13        105     12.65
  7.001  -  7.500                    5,108,408.80      5.30         65      7.83
  7.501  -  8.000                    2,299,412.04      2.39         29      3.49
  8.001  -  8.500                      370,048.56      0.38          4      0.48
  8.501  -  9.000                      275,100.00      0.29          4      0.48
  9.001  -  9.500                      112,900.00      0.12          3      0.36
  9.501  -  9.750                       42,500.00      0.04          1      0.12

                                          CURRENT                 # OF
MAX INT RATE:                       PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 13.490  - 13.500                       88,867.23      0.09          1      0.12
 13.501  - 14.000                      867,684.12      0.90          5      0.60
 14.001  - 14.500                    3,990,326.71      4.14         25      3.01
 14.501  - 15.000                    8,312,438.03      8.62         48      5.78
 15.001  - 15.500                   11,644,332.36     12.08         73      8.80
 15.501  - 16.000                   14,192,836.42     14.72         87     10.48
 16.001  - 16.500                   12,318,490.66     12.78         96     11.57
 16.501  - 17.000                   14,014,496.75     14.54        122     14.70
 17.001  - 17.500                    8,583,101.59      8.90         85     10.24
 17.501  - 18.000                    9,015,264.97      9.35        104     12.53
 18.001  - 18.500                    4,640,178.19      4.81         55      6.63
 18.501  - 19.000                    3,590,634.78      3.73         42      5.06
 19.001  - 19.500                    1,944,604.24      2.02         28      3.37
 19.501  - 20.000                    1,485,750.23      1.54         24      2.89
 20.001  - 20.500                      604,650.33      0.63         14      1.69
 20.501  - 21.000                      496,640.55      0.52          9      1.08
 21.001  - 21.500                      417,516.01      0.43          9      1.08
 21.501  - 22.000                      140,441.61      0.15          2      0.24
 22.001  - 22.300                       42,500.00      0.04          1      0.12

                                       29

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                          CURRENT                 # OF
MIN INT RATE:                       PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
  7.490  -  7.500                       88,867.23      0.09          1      0.12
  7.501  -  8.000                      867,684.12      0.90          5      0.60
  8.001  -  8.500                    4,066,234.31      4.22         26      3.13
  8.501  -  9.000                    8,312,438.03      8.62         48      5.78
  9.001  -  9.500                   11,568,424.76     12.00         72      8.67
  9.501  - 10.000                   14,880,857.54     15.44         92     11.08
 10.001  - 10.500                   12,355,235.22     12.82         97     11.69
 10.501  - 11.000                   13,412,646.94     13.91        118     14.22
 11.001  - 11.500                    8,751,770.25      9.08         84     10.12
 11.501  - 12.000                    9,343,764.97      9.69        105     12.65
 12.001  - 12.500                    4,348,593.66      4.51         54      6.51
 12.501  - 13.000                    3,262,134.78      3.38         41      4.94
 13.001  - 13.500                    1,944,604.24      2.02         28      3.37
 13.501  - 14.000                    1,485,750.23      1.54         24      2.89
 14.001  - 14.500                      604,650.33      0.63         14      1.69
 14.501  - 15.000                      496,640.55      0.52          9      1.08
 15.001  - 15.500                      417,516.01      0.43          9      1.08
 15.501  - 16.000                      140,441.61      0.15          2      0.24
 16.001  - 16.300                       42,500.00      0.04          1      0.12

                                          CURRENT                 # OF
PRODUCT:                            PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 2 YR FIXED/6 MO LIBOR ARM          45,642,880.34     47.35        316     38.07
 3 YR FIXED/6 MO LIBOR ARM          49,803,895.18     51.67        506     60.96
 6 MO LIBOR ARM                        943,979.26      0.98          8      0.96

                                          CURRENT                 # OF
FICO SCORE:                         PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
less than or equal to 299              477,773.05      0.50          7      0.84
 450  - 499                            385,711.28      0.40          3      0.36
 500  - 549                         20,983,093.25     21.77        219     26.39
 550  - 599                         40,186,701.64     41.69        345     41.57
 600  - 609                          7,575,659.74      7.86         57      6.87
 610  - 619                          6,091,023.19      6.32         52      6.27
 620  - 629                          6,032,162.65      6.26         47      5.66
 630  - 639                          4,059,564.06      4.21         23      2.77
 640  - 649                          3,343,913.46      3.47         21      2.53
 650  - 659                          1,769,482.11      1.84         15      1.81
 660  - 669                          1,268,798.97      1.32          7      0.84
 670  - 679                          1,115,831.19      1.16         11      1.33
 680  - 689                            655,598.38      0.68          5      0.60
 690  - 699                            793,831.23      0.82          6      0.72

                                       30

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 700  - 719                            268,330.96      0.28          4      0.48
 720  - 739                             59,950.81      0.06          1      0.12
 740  - 759                            941,355.13      0.98          4      0.48
 760  - 779                            206,874.59      0.21          1      0.12
 780  - 783                            175,099.09      0.18          2      0.24

                                          CURRENT                 # OF
ORIG PREPAY TERM:                   PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
   0                                16,259,233.13     16.87        138     16.63
   6                                   155,043.33      0.16          3      0.36
  12                                   600,421.66      0.62          3      0.36
  24                                27,460,778.52     28.49        152     18.31
  36                                37,155,789.99     38.55        400     48.19
  42                                 2,380,236.90      2.47         17      2.05
  60                                12,379,251.25     12.84        117     14.10

                                          CURRENT                 # OF
DOCUMENTATION:                      PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 Full Documentation                 68,724,470.77     71.30        630     75.90
 Light Documentation                 5,539,540.91      5.75         48      5.78
 No Documentation                   22,126,743.10     22.96        152     18.31

                                          CURRENT                 # OF
CREDIT GRADE:                       PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 A                                  21,518,105.59     22.32        135     16.27
 A+                                  1,876,008.68      1.95         13      1.57
 A-                                 27,645,699.87     28.68        220     26.51
 B                                  23,748,709.91     24.64        208     25.06
 B+                                  1,329,600.00      1.38         10      1.20
 B-                                    664,600.00      0.69          5      0.60
 C                                  11,645,463.72     12.08        135     16.27
 C+                                  1,470,483.57      1.53         11      1.33
 C-                                  3,717,840.62      3.86         53      6.39
 D                                   2,774,242.82      2.88         40      4.82

                                          CURRENT                 # OF
RATE CHANGE DATE:                   PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
 11/01/00                              113,021.24      0.12          2      0.24
 12/01/00                              609,358.02      0.63          4      0.48
 01/01/01                              221,600.00      0.23          2      0.24
 09/01/01                               55,007.21      0.06          1      0.12
 10/01/01                              402,711.74      0.42          4      0.48
 11/01/01                              240,074.92      0.25          1      0.12
 12/01/01                              691,562.29      0.72          4      0.48
 01/01/02                            1,039,997.44      1.08          8      0.96
 02/01/02                              746,464.35      0.77          5      0.60

                                       31
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 03/01/02                            1,648,945.91      1.71         11      1.33
 04/01/02                            1,239,076.81      1.29         11      1.33
 05/01/02                            5,062,071.31      5.25         25      3.01
 06/01/02                            9,403,069.82      9.76         76      9.16
 07/01/02                           16,300,501.54     16.91        102     12.29
 08/01/02                            8,582,047.00      8.90         65      7.83
 09/01/02                              231,350.00      0.24          3      0.36
 11/01/02                              127,428.11      0.13          1      0.12
 12/01/02                              118,679.06      0.12          2      0.24
 01/01/03                              843,597.66      0.88          9      1.08
 02/01/03                              939,173.36      0.97          8      0.96
 03/01/03                            1,631,444.47      1.69         17      2.05
 04/01/03                            2,092,584.55      2.17         20      2.41
 05/01/03                            1,721,828.79      1.79         22      2.65
 06/01/03                            7,729,584.73      8.02         83     10.00
 07/01/03                           11,780,654.32     12.22        113     13.61
 08/01/03                           21,229,095.13     22.02        213     25.66
 09/01/03                            1,589,825.00      1.65         18      2.17

                                          CURRENT                 # OF
ORIGINAL LTV              PMI        PRINCIPAL BAL    PCT($)      LOANS    PCT(#)
                                    -------------    ------      -----    ------
  23.81  -  80.00      No MI         72,926,063.96     75.66       643     77.47
                   TOTAL             72,926,063.96     75.66       643     77.47


greater than 80.00     MGIC          21,422,521.11     22.22       169     20.36

                   No MI              2,042,169.71      2.12        18      2.17
                   TOTAL             23,464,690.82     24.34       187     22.53

                                       32

GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

             Aames Funding Home Equity Loan Trust 2000-1 ClASS A-1F
                         Price-Yield Sensitivity Report


       Settlement                                       9/21/00
       Class Balance                                $62,664,000
       Coupon                                             7.70%
       Cut-off Date                                      9/1/00
       Next Payment Date                               10/25/00
       Accrued Interest Days                                 20
       Call                                                  No

       FRM Prepayment Ramp                   4%-20% CPR over 12 Months
       ARM Prepayment Ramp                   4%-35% CPR over 22 Months



Flat                  FRM:0% PPC     FRM:35% PPC    FRM:60% PPC      FRM:90% PPC
Price                 ARM:0% PPC     ARM:25% PPC    ARM:50% PPC      ARM:75% PPC
   100-00                  7.733           7.532          7.407            7.282
 WAL (yr)                   8.54               2           1.35             1.02
 MDUR (yr)                   5.6            1.76           1.23             0.95
 First Prin Pay         10/25/00        10/25/00       10/25/00         10/25/00
 Last Prin Pay          11/25/15        11/25/04        5/25/03          8/25/02


Flat                FRM:110% PPC    FRM:140% PPC   FRM:175% PPC     FRM:200% PPC
Price               ARM:100% PPC    ARM:125% PPC   ARM:150% PPC     ARM:175% PPC
   100-00                  7.211           7.116          7.016             6.95
 WAL (yr)                    0.9            0.77           0.67             0.62
 MDUR (yr)                  0.84            0.72           0.63             0.59
 First Prin Pay         10/25/00        10/25/00       10/25/00         10/25/00
 Last Prin Pay           4/25/02         1/25/02       10/25/01          9/25/01



Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       33
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1   CLASS A-2F
                       Price-Yield Sensitivity Report


       Settlement                                       9/21/00
       Class Balance                                $31,500,000
       Coupon                                             7.43%
       Cut-off Date                                      9/1/00
       Next Payment Date                               10/25/00
       Accrued Interest Days                                 20
       Call                                                  No

       FRM Prepayment Ramp                   4%-20% CPR over 12 Months
       ARM Prepayment Ramp                   4%-35% CPR over 22 Months



Flat                     FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                    ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                     7.495         7.433         7.379         7.315
 WAL (yr)                      18.3          5.55          3.47          2.42
 MDUR (yr)                     9.69          4.39          2.96          2.14
 First Prin Pay            11/25/15      11/25/04       5/25/03       8/25/02
 Last Prin Pay             10/25/21       9/25/07       1/25/05       9/25/03


Flat                   FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                  ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                     7.275         7.217         7.155         7.114
 WAL (yr)                      2.03          1.65          1.37          1.24
 MDUR (yr)                     1.83           1.5          1.26          1.15
 First Prin Pay             4/25/02       1/25/02      10/25/01       9/25/01
 Last Prin Pay              3/25/03       9/25/02       5/25/02       2/25/02

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       34
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1  ClASS A-3F
                         Price-Yield Sensitivity Report

       Settlement                                      9/21/00
       Class Balance                               $30,000,000
       Coupon                                            7.50%
       Cut-off Date                                     9/1/00
       Next Payment Date                              10/25/00
       Accrued Interest Days                                20
       Call                                                 No

       FRM Prepayment Ramp                  4%-20% CPR over 12 Months
       ARM Prepayment Ramp                  4%-35% CPR over 22 Months



Flat                    FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                   ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                    7.571          7.54         7.503         7.458
 WAL (yr)                    23.06          9.07          5.44          3.69
 MDUR (yr)                   10.65          6.35          4.32          3.12
 First Prin Pay           10/25/21       9/25/07       1/25/05       9/25/03
 Last Prin Pay             6/25/25      11/25/11       5/25/07       3/25/05


Flat                  FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                 ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                    7.428         7.384         7.334         7.298
 WAL (yr)                     3.03          2.41          1.95          1.72
 MDUR (yr)                    2.63          2.13          1.76          1.56
 First Prin Pay            3/25/03       9/25/02       5/25/02       2/25/02
 Last Prin Pay             5/25/04       7/25/03      12/25/02       9/25/02

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       35
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1   CLASS A-4F
                         Price-Yield Sensitivity Report

       Settlement                                       9/21/00
       Class Balance                                $42,500,000
       Coupon                                             7.69%
       Cut-off Date                                      9/1/00
       Next Payment Date                               10/25/00
       Accrued Interest Days                                 20
       Call                                                  No

       FRM Prepayment Ramp                   4%-20% CPR over 12 Months
       ARM Prepayment Ramp                   4%-35% CPR over 22 Months


Flat                     FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                    ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                     7.768         7.754         7.736         7.708
 WAL (yr)                     26.62         14.77          9.69          6.32
 MDUR (yr)                       11           8.5          6.56          4.81
 First Prin Pay             6/25/25      11/25/11       5/25/07       3/25/05
 Last Prin Pay             12/25/28       2/25/20      12/25/13      11/25/09


Flat                   FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                  ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                     7.687         7.656         7.617         7.588
 WAL (yr)                      5.03          3.87          3.01          2.58
 MDUR (yr)                     4.02          3.23           2.6          2.26
 First Prin Pay             5/25/04       7/25/03      12/25/02       9/25/02
 Last Prin Pay              8/25/07      11/25/05       9/25/04       2/25/04


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       36
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1  CLASS A-5F
                      Price-Yield Sensitivity Report

       Settlement                                      9/21/00
       Class Balance                               $28,216,000
       Coupon                                            7.96%
       Cut-off Date                                     9/1/00
       Next Payment Date                              10/25/00
       Accrued Interest Days                                20
       Call                                                Yes

       FRM Prepayment Ramp                  4%-20% CPR over 12 Months
       ARM Prepayment Ramp                  4%-35% CPR over 22 Months



Flat                    FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                   ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                    8.045         8.042         8.033          8.02
 WAL (yr)                    29.03         23.41         16.24         11.41
 MDUR (yr)                   10.99         10.27          8.81          7.24
 First Prin Pay           12/25/28       2/25/20      12/25/13      11/25/09
 Last Prin Pay             2/25/30       1/25/26       2/25/18      11/25/12

Flat                  FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                 ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                    8.008         7.989         7.965         7.945
 WAL (yr)                     9.08          6.83          5.23           4.4
 MDUR (yr)                    6.24          5.08          4.12          3.58
 First Prin Pay            8/25/07      11/25/05       9/25/04       2/25/04
 Last Prin Pay             5/25/10       4/25/08       9/25/06      10/25/05

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       37
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1    CLASS A-5F
                         Price-Yield Sensitivity Report

       Settlement                                        9/21/00
       Class Balance                                 $28,216,000
       Coupon                                              7.96%
       Cut-off Date                                       9/1/00
       Next Payment Date                                10/25/00
       Accrued Interest Days                                  20
       Call                                                   No

       FRM Prepayment Ramp                    4%-20% CPR over 12 Months
       ARM Prepayment Ramp                    4%-35% CPR over 22 Months



Flat                      FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                     ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                      8.045         8.046         8.057          8.06
 WAL (yr)                       29.1         24.14         18.22         13.16
 MDUR (yr)                        11         10.36          9.21          7.78
 First Prin Pay             12/25/28       2/25/20      12/25/13      11/25/09
 Last Prin Pay               8/25/30       3/25/30       8/25/28       9/25/23


Flat                    FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                   ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                      8.064         8.053         8.022         7.993
 WAL (yr)                      10.78          8.11          5.99          4.89
 MDUR (yr)                      6.89          5.67          4.53          3.86
 First Prin Pay              8/25/07      11/25/05       9/25/04       2/25/04
 Last Prin Pay               3/25/20       1/25/16      11/25/12       2/25/11

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       38
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1   CLASS A-6F
                         Price-Yield Sensitivity Report

       Settlement                                       9/21/00
       Class Balance                                $14,000,000
       Coupon                                             7.50%
       Cut-off Date                                      9/1/00
       Next Payment Date                               10/25/00
       Accrued Interest Days                                 20
       Call                                                 Yes

       FRM Prepayment Ramp                   4%-20% CPR over 12 Months
       ARM Prepayment Ramp                   4%-35% CPR over 22 Months



Flat                     FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                    ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                     7.558         7.538          7.53         7.523
 WAL (yr)                     14.69          9.18          7.92          7.06
 MDUR (yr)                     8.28          6.24          5.66          5.22
 First Prin Pay            10/25/03      10/25/03      10/25/03      10/25/03
 Last Prin Pay              2/25/30       1/25/26       2/25/18      11/25/12


Flat                   FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                  ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                     7.518         7.511         7.499         7.487
 WAL (yr)                      6.64          6.06          5.25          4.68
 MDUR (yr)                        5          4.67          4.18          3.81
 First Prin Pay            10/25/03      10/25/03      10/25/03      10/25/03
 Last Prin Pay              5/25/10       4/25/08       9/25/06      10/25/05


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       39
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1     CLASS A-6F
                         Price-Yield Sensitivity Report

       Settlement                                         9/21/00
       Class Balance                                  $14,000,000
       Coupon                                               7.50%
       Cut-off Date                                        9/1/00
       Next Payment Date                                 10/25/00
       Accrued Interest Days                                   20
       Call                                                    No

       FRM Prepayment Ramp                     4%-20% CPR over 12 Months
       ARM Prepayment Ramp                     4%-35% CPR over 22 Months



Flat                       FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                      ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                       7.558         7.538          7.53         7.523
 WAL (yr)                       14.69          9.18          7.92          7.08
 MDUR (yr)                       8.28          6.24          5.66          5.23
 First Prin Pay              10/25/03      10/25/03      10/25/03      10/25/03
 Last Prin Pay                6/25/30       1/25/30       5/25/28       7/25/23


Flat                     FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                    ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                       7.521         7.524         7.546          7.57
 WAL (yr)                         6.7          6.25          5.83          5.59
 MDUR (yr)                       5.03          4.77          4.52          4.37
 First Prin Pay              10/25/03      10/25/03      10/25/03      10/25/03
 Last Prin Pay                1/25/20      11/25/15       9/25/12      12/25/10


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       40
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1    CLASS A-V1
                           Price-DM Sensitivity Report

       Settlement                                        9/21/00
       Accrued Date                                       9/1/00
       Next Payment                                     10/25/00
       Class Balance                                $123,676,600
       Accrued Days                                           20
       Pass-Thru Margin                                    0.26%
       Cleanup Call                                          Yes

       FRM Prepayment Ramp                    4%-20% CPR over 12 Months
       ARM Prepayment Ramp                    4%-35% CPR over 22 Months



Flat                      FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                     ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                       0.26          0.26          0.26          0.26
 WAL (yr)                      21.55          9.14          5.26          3.67
 MDUR (yr)                     10.25          5.71          3.87          2.94
 First Prin Pay             10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay               2/25/30       1/25/26       2/25/18      11/25/12


Flat                    FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                   ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                       0.26          0.26          0.26          0.26
 WAL (yr)                       2.84          2.33          1.97          1.71
 MDUR (yr)                      2.38          2.01          1.73          1.53
 First Prin Pay             10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay               5/25/10       4/25/08       9/25/06      10/25/05

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       41
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1   CLASS A-V1
                           Price-DM Sensitivity Report

       Settlement                                       9/21/00
       Accrued Date                                      9/1/00
       Next Payment                                    10/25/00
       Class Balance                               $123,676,600
       Accrued Days                                          20
       Pass-Thru Margin                                   0.26%
       Cleanup Call                                          No

       FRM Prepayment Ramp                   4%-20% CPR over 12 Months
       ARM Prepayment Ramp                   4%-35% CPR over 22 Months



Flat                   FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC
Price                  ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC
   100-00                    0.26          0.261          0.261          0.262
 WAL (yr)                   21.56           9.21           5.34           3.72
 MDUR (yr)                  10.25           5.72           3.89           2.95
 First Prin Pay          10/25/00       10/25/00       10/25/00       10/25/00
 Last Prin Pay            7/25/30       12/25/29        4/25/25        3/25/18


Flat                 FRM:110% PPC   FRM:140% PPC   FRM:175% PPC   FRM:200% PPC
Price                ARM:100% PPC   ARM:125% PPC   ARM:150% PPC   ARM:175% PPC
   100-00                   0.261          0.261          0.261          0.261
 WAL (yr)                    2.86           2.34           1.98           1.72
 MDUR (yr)                   2.39           2.01           1.74           1.53
 First Prin Pay          10/25/00       10/25/00       10/25/00       10/25/00
 Last Prin Pay            7/25/13        8/25/10        8/25/08        2/25/07

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       42
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1  Class A-V2
                           Price-DM Sensitivity Report

       Settlement                                      9/21/00
       Accrued Date                                     9/1/00
       Next Payment                                   10/25/00
       Class Balance                              $123,676,600
       Accrued Days                                         20
       Pass-Thru Margin                                  0.28%
       Cleanup Call                                        Yes

       FRM Prepayment Ramp                  4%-20% CPR over 12 Months
       ARM Prepayment Ramp                  4%-35% CPR over 22 Months



Flat                    FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                   ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                     0.28          0.28          0.28          0.28
 WAL (yr)                    21.56          9.13          5.25          3.66
 MDUR (yr)                   10.23           5.7          3.86          2.93
 First Prin Pay           10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay             2/25/30       1/25/26       2/25/18      11/25/12


Flat                  FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                 ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                     0.28          0.28          0.28          0.28
 WAL (yr)                     2.84          2.32          1.96           1.7
 MDUR (yr)                    2.38             2          1.73          1.52
 First Prin Pay           10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay             5/25/10       4/25/08       9/25/06      10/25/05

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       43
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1  CLASS A-V2
                        Price-DM Sensitivity Report

       Settlement                                      9/21/00
       Accrued Date                                     9/1/00
       Next Payment                                   10/25/00
       Class Balance                              $123,676,600
       Accrued Days                                         20
       Pass-Thru Margin                                  0.28%
       Cleanup Call                                         No

       FRM Prepayment Ramp                  4%-20% CPR over 12 Months
       ARM Prepayment Ramp                  4%-35% CPR over 22 Months



Flat                    FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                   ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                     0.28         0.281         0.281         0.282
 WAL (yr)                    21.57          9.21          5.33          3.71
 MDUR (yr)                   10.23          5.71          3.88          2.95
 First Prin Pay           10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay             7/25/30      12/25/29       4/25/25       3/25/18


Flat                  FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                 ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                    0.281         0.281         0.281         0.281
 WAL (yr)                     2.86          2.33          1.97          1.71
 MDUR (yr)                    2.38          2.01          1.73          1.53
 First Prin Pay           10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay             7/25/13       8/25/10       8/25/08       2/25/07

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

                                       44
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            AVAILABLE FUNDS SCHEDULE


----------------------------------------------   -----------------------------------------------
                 Group II        Group III                       Group II         Group III
              Net Available    Net Available                   Net Available    Net Available
   Period       Funds Cap        Funds Cap          Period       Funds Cap        Funds Cap
   ------       ---------        ---------          ------       ---------        ---------
       1         8.09276%        7.93943%              37       13.05361%         12.96233%
       2         8.87870%        8.70832%              38       12.63255%         12.54421%
       3         9.17503%        8.99932%              39       13.05367%         12.96237%
       4         8.87948%        8.71031%              40       12.68155%         12.61633%
       5         8.88496%        8.72130%              41       12.97908%         12.99511%
       6         9.83734%        9.65655%              42       14.51478%         14.43483%
       7         8.88642%        8.72295%              43       13.59336%         13.50357%
       8         9.18558%        9.01454%              44       14.04650%         13.95370%
       9         8.88973%        8.72461%              45       13.59341%         13.50360%
      10         9.18651%        9.01686%              46       14.04654%         13.95714%
      11         8.89561%        8.73581%              47       13.64136%         13.52501%
      12         8.89608%        8.73673%              48       14.13262%         14.03333%
      13         9.19369%        9.02894%              49       14.61921%         14.50111%
      14         8.90006%        8.73873%              50       14.14763%         14.03333%
      15         9.19731%        9.03111%              51       14.61922%         14.50111%
      16         8.90106%        8.74155%              52       14.14763%         14.03333%
      17         8.90589%        8.75139%              53       14.19184%         14.03333%
      18         9.86018%        9.68978%              54       16.25088%         16.09964%
      19         8.90661%        8.75278%              55       14.69322%         14.54161%
      20         9.20608%        9.04533%              56       15.18300%         15.02634%
      21         8.90947%        8.75441%              57       14.69323%         14.54163%
      22         9.35844%        9.26830%              58       15.18300%         15.02635%
      23         9.81591%       10.09429%              59       14.69636%         14.54164%
      24        10.15118%       10.09501%              60       14.70080%         14.55094%
      25        10.49086%       10.43228%              61       15.19083%         15.03598%
      26        10.15552%       10.09652%              62       14.70080%         14.55095%
      27        10.49487%       10.43389%              63       15.19083%         15.03599%
      28        10.20602%       10.17062%              64       14.70081%         14.55096%
      29        10.46457%       10.56165%              65       14.70081%         14.55097%
      30        11.71145%       11.69432%              66       16.27590%         16.11001%
      31        10.57960%       10.56361%              67       14.70082%         14.55098%
      32        10.93532%       10.91639%              68       15.19085%         15.03602%
      33        10.58299%       10.56463%              69       14.70083%         14.55100%
      34        10.98645%       10.99187%              70       15.19086%         15.03604%
      35        11.01802%       11.02626%              71       14.70083%         14.55101%
      36        12.58797%       12.54516%              72       14.70084%         14.55102%
----------------------------------------------   -----------------------------------------------

                                       45
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------   -----------------------------------------------
                 Group II        Group III                       Group II         Group III
              Net Available    Net Available                   Net Available    Net Available
   Period       Funds Cap        Funds Cap          Period       Funds Cap        Funds Cap
   ------       ---------        ---------          ------       ---------        ---------
      73        15.19087%       15.03606%             109       15.21037%         15.05593%
      74        14.70084%       14.55103%             110       14.72120%         14.57175%
      75        15.19087%       15.03607%             111       15.21349%         15.05907%
      76        14.70085%       14.55104%             112       14.72433%         14.57490%
      77        14.70085%       14.55105%             113       14.72598%         14.57657%
      78        16.27595%       16.11010%             114       16.30566%         16.14026%
      79        14.70086%       14.55107%             115       14.72947%         14.58009%
      80        15.19089%       15.03611%             116       15.22235%         15.06801%
      81        14.70087%       14.55108%             117       14.73322%         14.58388%
      82        15.19090%       15.03612%             118       15.22638%         15.07207%
      83        14.70087%       14.55109%             119       14.73726%         14.58795%
      84        14.70088%       14.55110%             120       14.73939%         14.59010%
      85        15.19091%       15.03615%             121       15.23299%         15.07874%
      86        14.70088%       14.55112%             122       14.74390%         14.59464%
      87        15.19092%       15.03616%             123       15.23783%         15.08361%
      88        14.70089%       14.55113%             124       14.74875%         14.59953%
      89        14.70089%       14.55114%             125       14.75131%         14.60211%
      90        15.71475%       15.55467%             126       16.33475%         16.16959%
      91        14.70090%       14.55115%             127       14.75673%         14.60757%
      92        15.19133%       15.03670%             128       15.25157%         15.09747%
      93        14.70208%       14.55245%             129       14.76255%         14.61344%
      94        15.19301%       15.03840%             130       15.25782%         15.10376%
      95        14.70377%       14.55415%             131       14.76882%         14.61976%
      96        14.70466%       14.55505%             132       14.77213%         14.62310%
      97        15.19577%       15.04118%             133       15.26809%         15.11411%
      98        14.70654%       14.55695%             134       14.77913%         14.63015%
      99        15.19778%       15.04322%             135       15.27559%         15.12167%
     100        14.70856%       14.55899%             136       14.78667%         14.63774%
     101        14.70963%       14.56007%             137       14.79065%         14.64175%
     102        16.28688%       16.12131%             138       15.81511%         15.65597%
     103        14.71188%       14.56235%             139       14.79906%         14.65023%
     104        15.20351%       15.04900%             140       15.29696%         15.14320%
     105        14.71431%       14.56479%             141       14.80812%         14.65935%
     106        15.20611%       15.05162%             142       15.30667%         15.15298%
     107        14.71691%       14.56742%             143       14.81787%         14.66918%
     108        14.71829%       14.56881%             144       14.82302%         14.67436%
----------------------------------------------   -----------------------------------------------

                                       46
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------   -----------------------------------------------
                 Group II        Group III                       Group II         Group III
              Net Available    Net Available                   Net Available    Net Available
   Period       Funds Cap        Funds Cap          Period       Funds Cap        Funds Cap
   ------       ---------        ---------          ------       ---------        ---------
     145        15.32264%       15.16907%             181       15.39911%         15.24526%
     146        14.83391%       14.68534%             182       14.90235%         14.75348%
     147        15.33432%       15.18084%             183       15.39909%         15.24528%
     148        14.84564%       14.69715%             184       14.90234%         14.75351%
     149        14.85184%       14.70339%             185       14.90233%         14.75352%
     150        16.45023%       16.28593%             186       15.93007%         15.77101%
     151        14.86495%       14.71659%             187       14.90231%         14.75354%
     152        15.36760%       15.21435%             188       15.39904%         15.24533%
     153        14.87906%       14.73081%             189       14.90229%         14.75356%
     154        15.38274%       15.22960%             190       15.39902%         15.24535%
     155        14.89426%       14.74612%             191       14.90227%         14.75358%
     156        14.90230%       14.75320%             192       14.90226%         14.75359%
     157        15.39921%       15.24499%             193       15.39899%         15.24539%
     158        14.90246%       14.75322%             194       14.90223%         14.75361%
     159        15.39920%       15.24501%             195       15.39896%         15.24541%
     160        14.90245%       14.75324%             196       14.90221%         14.75363%
     161        14.90245%       14.75325%             197       14.90219%         14.75364%
     162        16.49914%       16.33397%             198       16.49884%         16.33440%
     163        14.90245%       14.75328%             199       14.90216%         14.75366%
     164        15.39919%       15.24506%             200       15.39888%         15.24546%
     165        14.90244%       14.75330%             201       14.90213%         14.75368%
     166        15.39919%       15.24509%             202       15.39885%         15.24548%
     167        14.90243%       14.75332%             203       14.90210%         14.75370%
     168        14.90243%       14.75333%             204       14.90208%         14.75370%
     169        15.39917%       15.24512%             205       15.39879%         15.24550%
     170        14.90242%       14.75335%             206       14.90204%         14.75372%
     171        15.39917%       15.24514%             207       15.39875%         15.24552%
     172        14.90241%       14.75338%             208       14.90200%         14.75374%
     173        14.90241%       14.75339%             209       14.90198%         14.75375%
     174        16.49909%       16.33412%             210       16.49859%         16.33452%
     175        14.90240%       14.75341%             211       14.90193%         14.75376%
     176        15.39914%       15.24520%             212       15.39864%         15.24556%
     177        14.90239%       14.75343%             213       14.90188%         14.75378%
     178        15.39913%       15.24522%             214       15.39859%         15.24558%
     179        14.90237%       14.75345%             215       14.90183%         14.75379%
     180        14.90237%       14.75346%             216       14.90180%         14.75380%
----------------------------------------------   -----------------------------------------------

                                       47
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------   -----------------------------------------------
                 Group II        Group III                       Group II         Group III
              Net Available    Net Available                   Net Available    Net Available
   Period       Funds Cap        Funds Cap          Period       Funds Cap        Funds Cap
   ------       ---------        ---------          ------       ---------        ---------
     217        15.39850%       15.24560%             253       15.39653%         15.24557%
     218        14.90175%       14.75381%             254       14.89978%         14.75377%
     219        15.39844%       15.24561%             255       15.39635%         15.24554%
     220        14.90169%       14.75383%             256       14.89960%         14.75374%
     221        14.90165%       14.75383%             257       14.89950%         14.75372%
     222        16.49822%       16.33460%             258       16.49576%         16.33446%
     223        14.90159%       14.75384%             259       14.89929%         14.75369%
     224        15.39827%       15.24564%             260       15.39583%         15.24546%
     225        14.90152%       14.75385%             261       14.89908%         14.75365%
     226        15.39819%       15.24565%             262       15.39559%         15.24541%
     227        14.90144%       14.75386%             263       14.89884%         14.75360%
     228        14.90140%       14.75386%             264       14.89872%         14.75358%
     229        15.39807%       15.24566%             265       15.39521%         15.24534%
     230        14.90132%       14.75387%             266       14.89847%         14.75353%
     231        15.39798%       15.24566%             267       15.39494%         15.24528%
     232        14.90123%       14.75387%             268       14.89819%         14.75347%
     233        14.90118%       14.75387%             269       14.89805%         14.75344%
     234        15.92880%       15.77138%             270       16.49411%         16.33412%
     235        14.90108%       14.75387%             271       14.89775%         14.75337%
     236        15.39773%       15.24567%             272       15.39418%         15.24511%
     237        14.90098%       14.75387%             273       14.89743%         14.75329%
     238        15.39762%       15.24567%             274       15.39383%         15.24502%
     239        14.90087%       14.75387%             275       14.89709%         14.75321%
     240        14.90081%       14.75387%             276       14.89691%         14.75316%
     241        15.39744%       15.24566%             277       15.39328%         15.24488%
     242        14.90069%       14.75386%             278       14.89653%         14.75306%
     243        15.39731%       15.24565%             279       15.39287%         15.24478%
     244        14.90056%       14.75385%             280       14.89612%         14.75295%
     245        14.90049%       14.75385%             281       14.89591%         14.75290%
     246        16.49690%       16.33461%             282       15.92297%         15.77027%
     247        14.90035%       14.75384%             283       14.89546%         14.75277%
     248        15.39695%       15.24562%             284       15.39173%         15.24446%
     249        14.90020%       14.75382%             285       14.89497%         14.75263%
     250        15.39679%       15.24560%             286       15.39121%         15.24431%
     251        14.90004%       14.75380%             287       14.89445%         14.75248%
     252        14.89996%       14.75379%             288       14.89418%         14.75240%
----------------------------------------------   -----------------------------------------------

                                       48
GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


----------------------------------------------   -----------------------------------------------
                 Group II        Group III                        Group II        Group III
               Net Available   Net Available                   Net Available    Net Available
   Period        Funds Cap       Funds Cap          Period       Funds Cap        Funds Cap
   ------        ---------       ---------          ------       ---------        ---------
    289          15.39036%       15.24406%           325          15.36415%        15.23491%
    290          14.89360%       14.75223%           326          14.86689%        14.74286%
    291          15.38974%       15.24387%           327          15.36063%        15.23361%
    292          14.89298%       14.75204%           328          14.86324%        14.74151%
    293          14.89265%       14.75194%           329          14.86121%        14.74075%
    294          16.48791%       16.33238%           330          15.88379%        15.75649%
    295          14.89195%       14.75172%           331          14.85667%        14.73907%
    296          15.38797%       15.24332%           332          15.34925%        15.22939%
    297          14.89119%       14.75148%           333          14.85134%        14.73708%
    298          15.38715%       15.24306%           334          15.34327%        15.22715%
    299          14.89037%       14.75121%           335          14.84502%        14.73473%
    300          14.88994%       14.75107%           336          14.84140%        14.73338%
    301          15.38580%       15.24262%           337          15.33200%        15.22295%
    302          14.88901%       14.75076%           338          14.83300%        14.73025%
    303          15.38480%       15.24229%           339          15.32210%        15.21937%
    304          14.88800%       14.75043%           340          14.82207%        14.72639%
    305          14.88747%       14.75024%           341          14.81559%        14.72410%
    306          16.48193%       16.33042%           342          16.39484%        16.29882%
    307          14.88632%       14.74985%           343          14.79986%        14.71858%
    308          15.38189%       15.24129%           344          15.28322%        15.20571%
    309          14.88506%       14.74942%           345          14.77899%        14.71130%
    310          15.38053%       15.24082%           346          15.25796%        15.19694%
    311          14.88367%       14.74893%           347          14.74998%        14.70129%
    312          14.88293%       14.74867%           348          14.73800%        14.69476%
    313          15.37822%       15.24001%           349          15.21412%        15.17630%
    314          14.88132%       14.74811%           350          14.71771%        14.68407%
    315          15.37647%       15.23939%           351          15.20094%        15.17002%
    316          14.87955%       14.74747%           352          14.70128%        14.67620%
    317          14.87859%       14.74713%           353          14.68860%        14.66629%
    318          16.47160%       16.32677%           354          16.24215%        16.22196%
    319          14.87650%       14.74637%           355          14.64172%        14.63011%
    320          15.37121%       15.23749%           356          15.07759%        15.07796%
    321          14.87416%       14.74552%           357          14.47211%        14.50661%
    322          15.36864%       15.23656%           358          14.38438%        14.63760%
    323          14.87152%       14.74456%           359          13.96151%        14.01482%
    324          14.87008%       14.74403%           360          15.05049%         0.00000%
----------------------------------------------   -----------------------------------------------

                                       49

GREENWICH CAPITAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   [AAMES LOGO]




                          [$456,861,000] (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2000-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1

            CLASSES A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, A-V1 AND A-V2

                            AAMES CAPITAL CORPORATION
                                     SPONSOR

                                SEPTEMBER 6, 2000

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



PRELIMINARY TERM SHEET                          DATE PREPARED: SEPTEMBER 6, 2000

                          $[456,861,000] (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2000-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1

                                   [FSA LOGO]


====================================================================================================================================
                     APPROX       CERTIFICATE        WAL (YRS)          PYMT WINDOW (3)          TRANCHE          EXPECTED RATINGS
CLASS (1)          CLASS SIZE      COUPON (2)      CALL/MAT (3)         CALL/MAT (MOS)            TYPE            MOODY'S/S&P/FITCH
---------          ----------      ----------      ------------         --------------            ----            -----------------
A-1F             [$62,664,000]      TBD (4)          0.89/0.89             1-19/1-19           Floater-Seq           Aaa/AAA/AAA
A-2F             [$31,500,000]        TBD            2.03/2.03            19-30/19-30           Fixed-Seq            Aaa/AAA/AAA
A-3F             [$30,000,000]        TBD            3.03/3.03            30-44/30-44           Fixed-Seq            Aaa/AAA/AAA
A-4F             [$42,500,000]        TBD            5.03/5.03            44-83/44-83           Fixed-Seq            Aaa/AAA/AAA
A-5F             [$28,216,000]      TBD (4)         9.08/10.78           83-116/83-234          Fixed-Seq            Aaa/AAA/AAA
A-6F             [$14,000,000]      TBD (4)          6.64/6.70           37-116/37-232          Fixed-NAS            Aaa/AAA/AAA
A-V1            [$123,990,500]        (5)            2.85/2.87            1-116/1-154            Floater             Aaa/AAA/AAA
A-V2            [$123,990,500]        (6)            2.84/2.86            1-116/1-154            Floater             Aaa/AAA/AAA

TOTAL           [$456,861,000]
====================================================================================================================================


(1) The Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and Class A-6F Certificates (collectively, the "CLASS A-F CERTIFICATES") are backed primarily by the cash flows from a pool of fixed rate mortgage loans (the "LOAN GROUP I MORTGAGE LOANS"). The Class A-V1 Certificates are backed primarily by the cash flows from a pool of conforming balance adjustable rate mortgage loans (the "LOAN GROUP II MORTGAGE LOANS"). The Class A-V2 Certificates are backed primarily by the cash flows from a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "LOAN GROUP III MORTGAGE LOANS"). The class sizes are subject to a +/- 10% variance.

(2) The Certificates are subject to a [5%] Clean-up Call (as described herein). The coupon on the [Class A-5F and Class A-6F] Certificates will increase by [0.50%] and the margin on the Class A-V1 and Class A-V2 Certificates will [double] after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4) The coupon on the [Class A-1F, Class A-5F and Class A-6F] Certificates will be subject to the Loan Group I Cap.

(5) The Class A-V1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Clean-up Call is exercisable); (ii) the Loan Group II Cap; and (iii) [14%].

(6) The Class A-V2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Clean-up Call is exercisable); (ii) the Loan Group III Cap; and (iii) [14%].

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Issuer:                    Aames Mortgage Trust 2000-1.

Sponsor: Aames Capital Corporation, a California corporation and a wholly owned subsidiary of Aames Financial Corporation.

Servicer:                  Countrywide Home Loans, Inc. ("COUNTRYWIDE")

Underwriters:              Greenwich Capital Markets, Inc. (Lead and Book
                           Manager), Lehman Brothers (Co) and Morgan Stanley
                           (Co).

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           S&P, Moody's and Fitch.

Certificate Insurer:       Financial Security Assurance Inc. ("FSA").

Statistical Calculation
Date:                      August 1, 2000.

Cut-Off Date:              September 1, 2000.

Pricing Date:              Week of September 4, 2000.

Closing Date:              On or about September 21, 2000

Distribution Date:         The 25th of each month (or next succeeding business
                           day), beginning October 25, 2000.

Registration:              The Certificates will be available in book-entry form
                           through DTC, Euroclear or CEDEL.

Day Count:                 30/360 on the Class A-F Certificates (except Class
                           A-1F) and actual/360 on the Class A-1F, Class A-V1 and Class A-V2 Certificates.

Cleanup Call:              On the Distribution Date on which the aggregate
                           principal balance of the Mortgage Loans is equal to or less than [5%] of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "CLEAN-UP CALL DATE"), the Servicer will have the right to call all outstanding
                           Certificates by depositing an amount not less than the sum of (x) 100% of the principal balance of each such Mortgage Loan (other than any REO property whose market value is included pursuant to clause (y) as of the final distribution date), and (y) the fair market value of each REO property (as determined by the Servicer as of the close of business on the third
                           Business Day next preceding the date upon which notice of any such repurchase is furnished to certificateholders), plus one month's interest at the interest rate on each such Mortgage Loan including any Mortgage Loan as to which title to the underlying mortgage property has been acquired by the Trust less any payments of principal and interest received during the related collection period in respect of such Mortgage Loans plus certain amounts payable to the Certificate Insurer under the pooling and servicing agreement.

Denominations:             $1,000 minimum; increments of $1.


                                       3
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Federal Tax Status:        The Certificates will be treated as REMIC regular
                           interest for Federal income tax purposes.

ERISA:                     The Certificates are expected to be "ERISA" eligible.

SMMEA: The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment
Speed: Fixed rate Mortgage Loans: 110% of PPC (100% PPC is equal to 4% - 20% CPR over 12 months)

                           Adjustable rate Mortgage Loans: 100% of PPC (100% PPC is equal to 4% - 35% CPR over 22 months)

Monthly
Servicing Fee:             One-twelfth of the product of 0.50% per annum for
                           each Collection Period and the outstanding principal balance of the Mortgage Loans at the beginning of such Collection Period; paid from available funds prior to principal and interest distributions to Certificateholders.

Available Funds Cap:       As to any Distribution Date, (i) in the case of the
                           [Class A-1F, Class A-5F and Class A-6F Certificates], the Loan Group I Cap, (ii) in the case of the Class
                           A-V1 Certificates, the Loan Group II Cap and (iii) in the case of the Class A-V2 Certificates, the Loan
                           Group III Cap.

Loan Group I Cap:          As to any Distribution Date, a per annum rate equal
                           to the weighted average gross rate of the Loan Group
                           I Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates.

Loan Group II Cap:         As to any Distribution Date, a per annum rate equal
                           to the weighted average gross rate of the Loan Group
                           II Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates and a [0.65%] credit enhancement carve out.

Loan Group III Cap:        As to any Distribution Date, a per annum rate equal
                           to the weighted average gross rate of the Loan Group
                           III Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates and a [0.65%] credit enhancement carve out.

Supplemental Interest
Amount: As to any Distribution Date and the Class A-V1 and Class A-V2 Certificates respectively, the sum of
                           (i) the excess, if any, of interest due such Certificates (without regard to the Available Funds Cap, but giving effect to the hard cap of [14%]) over interest due such Certificates at a rate equal to the Available Funds Cap;

                           (ii) any Supplemental Interest Amount remaining unpaid from prior Distribution Dates; and

                           (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Available Funds Cap, but giving effect to the hard cap of [14%]);

Credit Enhancement:        Credit enhancement for each group of Certificates
                           will consist of (i) a FSA Insurance Policy (the
                           "POLICY"), (ii) Mortgage Guaranty Insurance
                           Corporation ("MGIC") providing primary mortgage insurance on certain Mortgage Loans (the "PMI
                           POLICY"), (iii) related Excess Interest Collections,
                           (iv) Overcollateralization and (v)
                           Cross-collateralization.

The Policy:                The Policy will guarantee the timely payment of
                           interest and ultimate payment of principal on the

                                       4
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           Certificates. The Policy does not cover the payment of any Supplemental Interest Amount.

PMI Policy:                Approximately [75.80%] of the Loan Group I Mortgage
                           Loans with LTV over 80%, approximately [89.31%] of the Loan Group II Mortgage Loans with LTV over 80% and approximately [91.30%] of the Loan Group III
                           Mortgage Loans with LTV over 80% will have the benefit of a mortgage insurance policy from MGIC. On these eligible Mortgage Loans MGIC will provide coverage down to approximately 70% or 67% LTV for fixed-rate and approximately 67% or 65% LTV for adjustable-rate Mortgage Loans.

                                              PMI Coverage     % of LTV over 80%
                           -----------------------------------------------------
                           Loan Group I       67%               9.85%
                                              70%              65.95%
                           -----------------------------------------------------
                           Loan Group II      65%              56.15%
                                              67%              33.16%
                           -----------------------------------------------------
                           Loan Group III     65%              63.44%
                                              67%              27.85%
                           -----------------------------------------------------

Excess
Interest Collections:      For each Distribution Date and each Loan Group, the
                           interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates;
                           (ii) the servicing, mortgage insurance and trustee fees paid in respect of the Mortgage Loans; and (iii) the insurer premium paid and any unreimbursed draws on the Policy.

Overcollateralization:     The Certificateholders will be entitled to receive
                           distributions of Excess Interest Collections as principal until the overcollateralization amount equals the required overcollateralization amount. The required amount of overcollateralization is based on certain minimum and maximum levels of overcollateralization and will be subject to the performance of the Mortgage Loans in aggregate and triggers to be specified by FSA.

                             Loan Group I     Loan Group II     Loan Group III
                             ------------     -------------     --------------
                             Initial: 0.00%   Initial: 1.25%    Initial: 1.25%
                             Target:  3.00%   Target:  4.50%    Target:  4.50%
                             Floor:   0.50%   Floor:   0.50%    Floor:   0.50%

Cross-collateralization:   Excess Interest from one loan group will be available
                           to fund interest shortfalls, cover losses and after being applied to build overcollateralization in the related group to build overcollateralization in the other loan groups.

Stepdown Date:             For each Loan Group, the later to occur of

                           (x) the Distribution Date occuring in March 2003 (Stepdown will occur over 6 months) and

                           (y) the first Distribution Date on which (i) the Overcollateralization Target Amount has been met and (ii) the pool balance has been reduced to 50% of the sum of the aggregate of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Priority of Distributions: Available Funds for each Loan Group will be distributed in the following order of priority, in each case, to the extent of funds remaining:

                           1) Concurrently, to the Trustee, the Servicer, MGIC and the Certificate Insurer, the applicable fees

                                       5
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                  and premiums;
                           2) To the Class of Certificates in the related Certificate Group, current interest and carry forward interest (with interest);
                           3) To the Class of Certificates in the related Certificate Group, the related Principal Distribution Amount until the Certificate Principal Balance has been reduced to zero;
                           4) To the Certificate Insurer, any amounts owing under the Insurance Agreement;
                           5) To either or both of the other Certificate Groups, the amount of any applicable available funds shortfalls pursuant to the clause (1) through (4) above for such other Certificate Group or Groups, allocated on a pro rata basis;
                           6) To build the related Certificate Group overcollateralization to the required amount;
                           7)     To build either or both of the other
                                  Certificate Groups overcollateralization to the required amount, allocated on a pro rata basis;
                           8) To make a payment of any Supplemental Interest Amount or to fund a distribution to the Class C Certificateholders, as the case may be;
                           9)     To the Class R Certificates, the remainder.

Allocation of
Group I Principal
Distribution Amount:       The Loan Group I Principal Distribution Amount will
                           be distributed to the A-F Certificates in the following order of priority.

                           1) To the Class A-6F Certificates, the applicable percentage (listed below) of their pro-rata share of the Loan Group I Principal Distribution Amount:

                                    DISTRIBUTION PERIODS          PERCENTAGE
                                    --------------------          ----------
                                          1-36                         0%
                                         37-60                        45%
                                         61-72                        80%
                                         73-84                       100%
                                      85 and after                   300%

                           2) Sequentially to the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and Class A-6F Certificates, principal until the related class balance is reduced to zero.

Mortgage Loans:            As of the Statistical Calculation Date, the aggregate
                           principal balance of the Mortgage Loans described herein was approximately $352,050,330 (the
                           "STATISTICAL CALCULATION MORTGAGE LOANS").

                           On or prior to the Closing Date, additional mortgage loans of approximately $107,949,670 having similar characteristics to the Statistic Calculation Mortgage Loans will be added to the Trust (the "ADDITIONAL MORTGAGE LOANS", and together with the Statistical Calculation Mortgage Loans, the "MORTGAGE LOANS").

Loan Group I
Mortgage Loans:            Loan Group I consists primarily of 2,226 fixed
                           rate Statistic Calculation Mortgage Loans with an aggregate balance of approximately $159,205,063.
                           Approximately 46.02% of Additional Mortgage Loans will be added to Loan Group I on the Closing Date.

Loan Group II

                                       6
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Mortgage Loans:            Loan Group II consists primarily of 1,045 conforming
                           balance adjustable rate Statistic Calculation
                           Mortgage Loans with an aggregate balance of
                           approximately $96,454,512. Approximately 26.96% of
                           Additional Mortgage Loans will be added to Loan Group
                           II on the Closing Date.
Loan Group III
Mortgage Loans:            Loan Group III consists primarily of 830 conforming
                           and non-conforming balance adjustable rate Statistic
                           Calculation Mortgage Loans with an aggregate balance of approximately $96,390,755. Approximately 27.02% of Additional Mortgage Loans will be added to Loan Group
                           III on the Closing Date.

Collateral Description:    For further information, please see the attached
                           collateral term sheet.

Monthly Advance and
Compensating Interest:     Each month the Servicer will determine the amount of
                           any unpaid interest due on the Mortgage Loans. If the Servicer believes that unpaid interest can be recovered from the related Mortgage Loan, then the Servicer will either:

                           o Advance to the unpaid interest to the trust out of its own funds; or

                           o Advance the unpaid interest to the Trust out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

                           The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

                           The Servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to the amount of the Servicer's Monthly Servicing Fee without any right of reimbursement.

                           The Servicer shall be entitled to be reimbursed by the Trust for servicing advances from the related Mortgage Loan in respect of which the servicing advance was made.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                       8
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                          DESCRIPTION OF THE COLLATERAL
                         LOAN GROUP I: FIXED RATE GROUP


NUMBER OF LOANS:                              2,226

TOTAL CURRENT BALANCE:                        159,205,063.33
TOTAL ORIGINAL BALANCE:                       159,393,103.00

                                              AVG/WAVG               MIN              MAX
AVG CURRENT BALANCE:                          $71,520.69             $9,307.24        $453,182.28
AVG ORIGINAL BALANCE:                         $71,605.17             $10,000.00       $453,750.00

WAVG GROSS COUPON:                            10.8727%               6.5000%          18.0800%

WAVG LTV:                                     72.35%                 6.67%            100.00%
WAVG FICO SCORE:                              595.96                 0.00             804.00

WAVG ORIGINAL TERM:                           328.82                 60.00            360.00
WAVG REMAINING TERM:                          327.45                 53.00            360.00
WAVG SEASONING:                               1.37                   0.00             12.00

TOP BALLOON INDICATOR CONCENTRATIONS ($):     99.92% Fully Amortizing, 0.08% Balloon
TOP STATE CONCENTRATIONS ($):                 19.09% California, 12.96% Texas, 8.11% Florida
TOP LIEN POSITION CONCENTRATIONS ($):         98.39% First Lien, 1.61% Second Lien
TOP MI INDICATOR CONCENTRATIONS ($):          89.99% No MI, 10.01% Has MI
TOP PREPAY PENALTY CONCENTRATIONS ($):        71.25% PREPAYMENT PENALTY,
                                              28.75% NO PREPAYMENT PENALTY

MAXIMUM ZIP CODE CONCENTRATION ($):            0.51% 90006 (Los Angeles, CA)

MATURE DATE:                                                         Jan 01, 2005     Sep 01, 2030

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                         CURRENT                # OF
CURRENT BALANCE:                    PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------

   9,307.24  -  25,000.00            2,550,003.16       1.60      133       5.97
  25,000.01  -  50,000.00           30,824,942.06      19.36      814      36.57
  50,000.01  -  75,000.00           34,215,345.76      21.49      557      25.02
  75,000.01  - 100,000.00           26,079,180.26      16.38      299      13.43
 100,000.01  - 150,000.00           31,402,945.97      19.72      260      11.68
 150,000.01  - 200,000.00           16,593,126.71      10.42       97       4.36
 200,000.01  - 250,000.00            7,873,199.44       4.95       35       1.57
 250,000.01  - 300,000.00            5,453,340.25       3.43       20       0.90
 300,000.01  - 350,000.00              611,500.00       0.38        2       0.09
 350,000.01  - 400,000.00            1,888,200.00       1.19        5       0.22
 400,000.01  - 450,000.00            1,260,097.44       0.79        3       0.13
 450,000.01  - 453,182.28              453,182.28       0.28        1       0.04

                                       10
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                          CURRENT                # OF
GROSS COUPON:                       PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
  6.500  -  6.500                      380,000.00       0.24        1       0.04
  7.501  -  8.000                      616,938.06       0.39        7       0.31
  8.001  -  8.500                    3,298,498.16       2.07       31       1.39
  8.501  -  9.000                   11,145,656.38       7.00      108       4.85
  9.001  -  9.500                   16,787,010.78      10.54      177       7.95
  9.501  - 10.000                   23,857,875.65      14.99      269      12.08
 10.001  - 10.500                   18,085,519.80      11.36      217       9.75
 10.501  - 11.000                   21,030,758.92      13.21      294      13.21
 11.001  - 11.500                   16,784,747.73      10.54      233      10.47
 11.501  - 12.000                   14,796,345.89       9.29      245      11.01
 12.001  - 12.500                   11,300,812.33       7.10      192       8.63
 12.501  - 13.000                    7,832,563.42       4.92      160       7.19
 13.001  - 13.500                    4,401,166.83       2.76       93       4.18
 13.501  - 14.000                    4,084,635.67       2.57       83       3.73
 14.001  - 14.500                    2,166,421.70       1.36       53       2.38
 14.501  - 15.000                    1,467,323.81       0.92       32       1.44
 15.001  - 15.500                      511,356.40       0.32       15       0.67
 15.501  - 16.000                      438,872.63       0.28       10       0.45
 16.001  - 16.500                      137,159.27       0.09        3       0.13
 16.501  - 17.000                       35,858.00       0.02        1       0.04
 17.001  - 17.500                       31,803.88       0.02        1       0.04
 18.001  - 18.080                       13,738.02       0.01        1       0.04

                                          CURRENT                # OF
ORIGINAL TERM:                      PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
  60  -  60                              9,307.24       0.01        1       0.04
 109  - 120                            817,134.03       0.51       23       1.03
 121  - 132                             17,267.40       0.01        1       0.04
 133  - 144                             75,249.11       0.05        1       0.04
 169  - 180                         23,149,494.44      14.54      469      21.07
 229  - 240                          4,782,270.16       3.00       96       4.31
 289  - 300                             67,950.89       0.04        1       0.04
 349  - 360                        130,286,390.06      81.84    1,634      73.41

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                          CURRENT                # OF
REMAINING TERM:                     PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
  53  -  60                              9,307.24       0.01        1       0.04
 109  - 120                            817,134.03       0.51       23       1.03
 121  - 132                             17,267.40       0.01        1       0.04
 133  - 144                             75,249.11       0.05        1       0.04
 157  - 168                             35,965.29       0.02        1       0.04
 169  - 180                         23,113,529.15      14.52      468      21.02
 229  - 240                          4,782,270.16       3.00       96       4.31
 289  - 300                             67,950.89       0.04        1       0.04
 349  - 360                        130,286,390.06      81.84    1,634      73.41


                                          CURRENT                # OF
LTV:                                PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
   6.67  -  10.00                       63,674.88       0.04        4       0.18
  10.01  -  15.00                       93,101.32       0.06        6       0.27
  15.01  -  20.00                      540,666.91       0.34       18       0.81
  20.01  -  25.00                      331,604.97       0.21       12       0.54
  25.01  -  30.00                      762,113.43       0.48       18       0.81
  30.01  -  35.00                    1,272,399.86       0.80       34       1.53
  35.01  -  40.00                    2,065,160.74       1.30       42       1.89
  40.01  -  45.00                    2,666,081.84       1.67       54       2.43
  45.01  -  50.00                    4,051,062.03       2.54       71       3.19
  50.01  -  55.00                    4,171,418.17       2.62       64       2.88
  55.01  -  60.00                    5,788,168.37       3.64      110       4.94
  60.01  -  65.00                   14,744,617.93       9.26      218       9.79
  65.01  -  70.00                   20,710,780.53      13.01      308      13.84
  70.01  -  75.00                   28,669,374.96      18.01      394      17.70
  75.01  -  80.00                   52,246,692.43      32.82      603      27.09
  80.01  -  85.00                   10,330,475.18       6.49      136       6.11
  85.01  -  90.00                    8,717,343.90       5.48      111       4.99
  90.01  -  95.00                    1,409,210.05       0.89       16       0.72
  95.01  - 100.00                      571,115.83       0.36        7       0.31


                                          CURRENT                # OF
OCCUPANCY:                          PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 Non-owner                          12,595,637.50       7.91      203       9.12
 Primary                           145,890,090.42      91.64    2,011      90.34
 Second Home                           719,335.41       0.45       12       0.54

                                       12
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT                # OF
PROPERTY TYPE:                      PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 Condominium                         2,487,943.51       1.56       34       1.53
 Manufactured Housing                  727,824.01       0.46       15       0.67
 Single Family                     144,023,134.33      90.46    2,036      91.46
 Two-Four Family                    11,966,161.48       7.52      141       6.33

                                          CURRENT                # OF
CHANNEL:                            PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 Broker                             42,196,427.07      26.50      595      26.73
 National Loan Center                9,261,514.12       5.82      120       5.39
 Retail                            106,780,336.20      67.07    1,502      67.48
 Unaffiliated Originator               966,785.94       0.61        9       0.40


                                          CURRENT                # OF
STATE:                              PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 Arizona                             4,181,712.01       2.63       55       2.47
 Arkansas                              532,313.72       0.33        7       0.31
 California                         30,390,791.48      19.09      287      12.89
 Colorado                            1,333,258.27       0.84       19       0.85
 Connecticut                         1,113,365.30       0.70       13       0.58
 District of Columbia                  508,951.27       0.32        5       0.22
 Florida                            12,903,731.51       8.11      194       8.72
 Georgia                             3,114,738.09       1.96       43       1.93
 Hawaii                              2,387,201.76       1.50       16       0.72
 Idaho                                 665,838.71       0.42        6       0.27
 Illinois                            5,944,336.99       3.73       80       3.59
 Indiana                             2,387,776.53       1.50       39       1.75
 Iowa                                2,745,823.63       1.72       48       2.16
 Kansas                                905,255.36       0.57       14       0.63
 Kentucky                              570,651.72       0.36       11       0.49
 Louisiana                           2,271,738.09       1.43       45       2.02
 Maryland                            1,217,911.21       0.76       15       0.67
 Massachusetts                       2,953,975.72       1.86       26       1.17
 Michigan                            8,538,199.33       5.36      154       6.92
 Minnesota                           4,239,460.73       2.66       41       1.84
 Mississippi                           729,962.47       0.46       13       0.58
 Missouri                            4,166,942.81       2.62       78       3.50
 Montana                               846,692.84       0.53       13       0.58
 Nebraska                              276,660.05       0.17        6       0.27
 Nevada                              2,523,581.28       1.59       30       1.35
 New Jersey                          1,148,956.30       0.72       14       0.63
 New Mexico                            622,186.90       0.39        8       0.36
 New York                           12,588,676.35       7.91      149       6.69

                                       13
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



 North Carolina                      3,226,227.53       2.03       44       1.98
 North Dakota                           47,783.37       0.03        1       0.04
 Ohio                                5,788,645.55       3.64      109       4.90
 Oklahoma                            2,424,162.89       1.52       47       2.11
 Oregon                              1,681,643.93       1.06       21       0.94
 Pennsylvania                        3,485,173.09       2.19       55       2.47
 Rhode Island                          388,460.49       0.24        6       0.27
 South Carolina                      1,130,209.13       0.71       23       1.03
 Tennessee                           3,087,661.92       1.94       51       2.29
 Texas                              20,625,579.92      12.96      360      16.17
 Utah                                  665,594.59       0.42        7       0.31
 Virginia                            1,079,516.33       0.68       18       0.81
 Washington                          2,717,139.32       1.71       33       1.48
 West Virginia                         465,308.51       0.29       11       0.49
 Wisconsin                             532,442.07       0.33       10       0.45
 Wyoming                                48,824.26       0.03        1       0.04


                                          CURRENT                # OF
LIEN POSITION:                      PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 First Lien                        156,644,933.35      98.39    2,150      96.59
 Second Lien                         2,560,129.98       1.61       76       3.41

                                          CURRENT                # OF
BALLOON FLAG:                       PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 Balloon                               119,883.30       0.08        1       0.04
 Fully Amortizing                  159,085,180.03      99.92    2,225      99.96

                                          CURRENT                # OF
PRODUCT:                            PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 30 YR Fixed Rate                  130,286,390.06      81.84    1,634      73.41
 5-20 YR Fixed Rate                 28,798,789.97      18.09      591      26.55
 FIXED RATE 30/15 BALLOON              119,883.30       0.08        1       0.04

                                       14
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT                # OF
FICO SCORE:                         PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
less than or equal to 299            1,360,566.48       0.85       31       1.39
 400  - 449                             13,847.27       0.01        1       0.04
 450  - 499                            518,662.20       0.33       10       0.45
 500  - 549                         24,639,769.53      15.48      419      18.82
 550  - 599                         65,948,859.60      41.42      919      41.28
 600  - 609                         10,974,617.37       6.89      150       6.74
 610  - 619                         10,536,922.66       6.62      134       6.02
 620  - 629                         10,560,581.59       6.63      126       5.66
 630  - 639                          6,586,580.70       4.14       86       3.86
 640  - 649                          7,232,510.70       4.54       90       4.04
 650  - 659                          4,824,124.56       3.03       66       2.96
 660  - 669                          4,152,836.99       2.61       47       2.11
 670  - 679                          1,938,302.23       1.22       25       1.12
 680  - 689                          1,571,322.33       0.99       22       0.99
 690  - 699                          2,121,777.55       1.33       22       0.99
 700  - 719                          2,850,785.97       1.79       34       1.53
 720  - 739                          1,550,653.33       0.97       20       0.90
 740  - 759                          1,012,972.38       0.64       16       0.72
 760  - 779                            550,932.64       0.35        3       0.13
 780  - 799                            212,837.25       0.13        4       0.18
 800  - 804                             45,600.00       0.03        1       0.04

                                          CURRENT                # OF
ORIG PREPAY TERM:                   PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
   0                                46,475,333.03      29.19      755      33.92
   6                                   122,925.00       0.08        2       0.09
  12                                12,436,020.66       7.81      153       6.87
  24                                   231,217.56       0.15        3       0.13
  36                                13,392,279.63       8.41      194       8.72
  42                                 4,057,260.73       2.55       38       1.71
  60                                82,490,026.72      51.81    1,081      48.56

                                          CURRENT                # OF
DOCUMENTATION:                      PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 Full Documentation                128,718,957.94      80.85    1,810      81.31
 Light Documentation                15,623,087.84       9.81      202       9.07
 No Documentation                   14,863,017.55       9.34      214       9.61

                                       15
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT                # OF
CREDIT GRADE:                       PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
 A                                  27,436,962.80      17.23      326      14.65
 A+                                  5,767,875.94       3.62       68       3.05
 A-                                 43,387,867.39      27.25      529      23.76
 B                                  31,228,006.92      19.61      455      20.44
 B+                                 13,171,633.08       8.27      181       8.13
 B-                                  5,429,172.59       3.41       75       3.37
 C                                  17,642,281.98      11.08      325      14.60
 C+                                  6,908,357.77       4.34      102       4.58
 C-                                  4,135,689.25       2.60       86       3.86
 D                                   4,097,215.61       2.57       79       3.55



                                          CURRENT                # OF
ORIGINAL LTV           PMI          PRINCIPAL BAL     PCT($)    LOANS     PCT(#)
                                    -------------     ------    -----     ------
  6.67  -  80.00     No MI         138,176,918.37      86.79    1,956      87.87
                   TOTAL           138,176,918.37      86.79    1,956      87.87

greater than 80.00   MGIC           15,938,458.16      10.01      196       8.81
                   No MI             5,089,686.80       3.20       74       3.32
                   TOTAL            21,028,144.96      13.21      270      12.13

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                          DESCRIPTION OF THE COLLATERAL
                      LOAN GROUP II: ADJUSTABLE RATE GROUP


NUMBER OF LOANS:                                             1,045

TOTAL CURRENT BALANCE:                               96,454,512.37
TOTAL ORIGINAL BALANCE:                              96,502,769.00

                                                     AVG/WAVG                   MIN             MAX
AVG CURRENT BALANCE:                                    $92,300.97              $16,000.00      $351,733.69
AVG ORIGINAL BALANCE:                                   $92,347.15              $16,000.00      $351,920.00

WAVG GROSS COUPON:                                         10.7612%                 7.5000          18.2000%

WAVG GROSS MARGIN:                                           6.099%                  3.440            9.500%
WAVG MAX INT RATE:                                          16.766%                 13.500           24.200%
WAVG MIN INT RATE:                                          10.758%                  7.500           18.200%
WAVG FIRST PER CAP:                                          2.972%                  1.000            3.000%
WAVG PERIODIC RATE CAP:                                      1.000%                  1.000            1.500%

WAVG LTV:                                                    76.85%                  13.32            98.80%
WAVG FICO SCORE:                                            582.77                    0.00           786.00

WAVG ORIGINAL TERM:                                         357.78                  180.00           360.00
WAVG REMAINING TERM:                                        356.28                  173.00           360.00
WAVG SEASONING:                                               1.50                    0.00            11.00

WAVG MONTHS TO ROLL:                                         29.10                    1.00            37.00

TOP BALLOON INDICATOR CONCENTRATIONS ($):     100.00% Fully Amortizing
TOP STATE CONCENTRATIONS ($):                 25.41% California, 10.61% Florida, 4.43% Illinois
TOP LIEN POSITION CONCENTRATIONS ($):         100.00% First Lien
TOP MI INDICATOR CONCENTRATIONS ($):          75.11% No MI, 24.89% Has MI
TOP PREPAY PENALTY CONCENTRATIONS ($):        86.49% PREPAYMENT PENALTY,
                                              13.51% NO PREPAYMENT PENALTY

MAXIMUM ZIP CODE CONCENTRATION ($):           0.68% 94112 (San Francisco, CA)

MATURE DATE:                                                                  Jan 01, 2015     Sep 01, 2030

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT              # OF
CURRENT BALANCE:                    PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
  16,000.00  -  25,000.00              353,729.39      0.37      15       1.44
  25,000.01  -  50,000.00            8,898,705.04      9.23     226      21.63
  50,000.01  -  75,000.00           16,187,812.06     16.78     260      24.88
  75,000.01  - 100,000.00           15,966,770.14     16.55     182      17.42
 100,000.01  - 150,000.00           25,520,119.69     26.46     211      20.19
 150,000.01  - 200,000.00           16,363,715.61     16.97      95       9.09
 200,000.01  - 250,000.00           10,552,195.70     10.94      47       4.50
 250,000.01  - 300,000.00            1,909,731.05      1.98       7       0.67
 300,000.01  - 350,000.00              350,000.00      0.36       1       0.10
 350,000.01  - 351,733.69              351,733.69      0.36       1       0.10


                                          CURRENT              # OF
GROSS COUPON:                       PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
  7.500  -  7.500                      224,495.94      0.23       1       0.10
  7.501  -  8.000                      638,987.65      0.66       6       0.57
  8.001  -  8.500                    1,876,127.94      1.95      15       1.44
  8.501  -  9.000                    7,971,170.00      8.26      73       6.99
  9.001  -  9.500                    9,166,856.48      9.50      81       7.75
  9.501  - 10.000                   14,099,498.95     14.62     129      12.34
 10.001  - 10.500                   11,229,759.15     11.64     105      10.05
 10.501  - 11.000                   15,664,637.28     16.24     161      15.41
 11.001  - 11.500                    9,512,461.68      9.86     111      10.62
 11.501  - 12.000                    9,674,238.22     10.03     120      11.48
 12.001  - 12.500                    5,970,333.45      6.19      80       7.66
 12.501  - 13.000                    3,479,555.36      3.61      49       4.69
 13.001  - 13.500                    2,559,093.89      2.65      36       3.44
 13.501  - 14.000                    1,480,432.50      1.53      27       2.58
 14.001  - 14.500                    1,106,296.72      1.15      20       1.91
 14.501  - 15.000                    1,025,454.85      1.06      17       1.63
 15.001  - 15.500                      382,625.24      0.40       6       0.57
 15.501  - 16.000                      319,738.94      0.33       6       0.57
 16.001  - 16.500                       46,500.00      0.05       1       0.10
 18.001  - 18.200                       26,248.13      0.03       1       0.10


                                          CURRENT              # OF
ORIGINAL TERM:                      PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 180  - 180                          1,138,585.66      1.18      20       1.91
 229  - 240                             76,044.82      0.08       1       0.10
 349  - 360                         95,239,881.89     98.74   1,024      97.99

                                       18
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT              # OF
REMAINING TERM:                     PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 173  - 180                          1,138,585.66      1.18      20       1.91
 229  - 240                             76,044.82      0.08       1       0.10
 349  - 360                         95,239,881.89     98.74   1,024      97.99


                                          CURRENT              # OF
LTV:                                PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
  13.32  -  15.00                       66,541.66      0.07       1       0.10
  15.01  -  20.00                       54,956.69      0.06       2       0.19
  20.01  -  25.00                      374,905.04      0.39       6       0.57
  25.01  -  30.00                       29,990.28      0.03       1       0.10
  30.01  -  35.00                      427,551.43      0.44       6       0.57
  35.01  -  40.00                      406,185.08      0.42       9       0.86
  40.01  -  45.00                      767,701.32      0.80      13       1.24
  45.01  -  50.00                    1,349,835.29      1.40      19       1.82
  50.01  -  55.00                      798,720.66      0.83      12       1.15
  55.01  -  60.00                    2,827,406.86      2.93      37       3.54
  60.01  -  65.00                    7,548,443.25      7.83      96       9.19
  65.01  -  70.00                   10,475,452.21     10.86     121      11.58
  70.01  -  75.00                   19,892,107.51     20.62     227      21.72
  75.01  -  80.00                   24,553,973.26     25.46     247      23.64
  80.01  -  85.00                    8,338,507.33      8.65      82       7.85
  85.01  -  90.00                   10,310,436.75     10.69      90       8.61
  90.01  -  95.00                    8,101,381.75      8.40      75       7.18
  95.01  -  98.80                      130,416.00      0.14       1       0.10


                                          CURRENT              # OF
OCCUPANCY:                          PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 Non-owner                           4,706,726.04      4.88      63       6.03
 Primary                            91,307,854.81     94.66     979      93.68
 Second Home                           439,931.52      0.46       3       0.29



                                          CURRENT              # OF
PROPERTY TYPE:                      PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 Condominium                         3,668,032.33      3.80      44       4.21
 Manufactured Housing                  790,993.35      0.82      12       1.15
 Single Family                      85,679,448.36     88.83     930      89.00
 Two-Four Family                     6,316,038.33      6.55      59       5.65

                                       19
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                          CURRENT              # OF
CHANNEL:                            PRINCIPAL BAL    PCT($)   LOANS      PCT(#)
                                    -------------    ------   -----      ------
 Broker                             69,470,849.71     72.02     746       71.39
 National Loan Center                1,396,003.53      1.45      15        1.44
 Retail                             22,735,938.15     23.57     259       24.78
 Unaffiliated Originator             2,851,720.98      2.96      25        2.39


                                          CURRENT              # OF
STATE:                              PRINCIPAL BAL    PCT($)   LOANS      PCT(#)
                                    -------------    ------   -----      ------
 Arizona                             2,879,919.82      2.99      28        2.68
 Arkansas                              558,346.99      0.58       8        0.77
 California                         24,506,108.23     25.41     178       17.03
 Colorado                            2,558,477.00      2.65      22        2.11
 Connecticut                         1,301,026.04      1.35      14        1.34
 District of Columbia                   65,000.00      0.07       1        0.10
 Florida                            10,232,056.08     10.61     126       12.06
 Georgia                             1,870,531.09      1.94      20        1.91
 Hawaii                              2,365,075.85      2.45      12        1.15
 Idaho                                 152,800.00      0.16       2        0.19
 Illinois                            4,271,505.91      4.43      49        4.69
 Indiana                             1,596,084.09      1.65      27        2.58
 Iowa                                1,182,069.06      1.23      19        1.82
 Kansas                                170,555.45      0.18       2        0.19
 Kentucky                            1,330,708.34      1.38      22        2.11
 Louisiana                           1,059,835.21      1.10      15        1.44
 Maryland                            1,200,534.92      1.24      11        1.05
 Massachusetts                         344,043.32      0.36       4        0.38
 Michigan                            4,061,576.41      4.21      66        6.32
 Minnesota                           4,155,121.71      4.31      39        3.73
 Mississippi                           231,578.87      0.24       4        0.38
 Missouri                            2,932,271.90      3.04      49        4.69
 Montana                               620,924.98      0.64       7        0.67
 Nebraska                              669,236.25      0.69      10        0.96
 Nevada                              1,178,526.09      1.22      10        0.96
 New Hampshire                         273,997.55      0.28       3        0.29
 New Jersey                            327,694.12      0.34       4        0.38
 New Mexico                            776,256.28      0.80       8        0.77
 New York                            1,857,408.22      1.93      17        1.63
 North Carolina                      1,540,516.31      1.60      19        1.82
 Ohio                                3,919,145.81      4.06      51        4.88
 Oklahoma                              884,934.24      0.92      11        1.05
 Oregon                                531,514.49      0.55       6        0.57
 Pennsylvania                        1,309,767.01      1.36      21        2.01
 Rhode Island                           99,221.08      0.10       2        0.19

                                       20
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



 South Carolina                      1,800,743.60      1.87      24       2.30
 Tennessee                             971,822.68      1.01      13       1.24
 Texas                               3,488,628.16      3.62      43       4.11
 Utah                                  708,750.65      0.73       7       0.67
 Virginia                              959,253.63      0.99      15       1.44
 Washington                          3,622,283.73      3.76      33       3.16
 West Virginia                         494,400.00      0.51       7       0.67
 Wisconsin                           1,394,261.20      1.45      16       1.53


                                          CURRENT              # OF
GROSS MARGIN:                       PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
  3.440  -  3.500                       47,000.00      0.05       1       0.10
  3.501  -  4.000                    1,353,461.89      1.40      15       1.44
  4.001  -  4.500                    1,735,989.26      1.80      18       1.72
  4.501  -  5.000                    5,963,246.97      6.18      63       6.03
  5.001  -  5.500                   12,378,727.86     12.83     134      12.82
  5.501  -  6.000                   25,196,582.39     26.12     275      26.32
  6.001  -  6.500                   30,141,580.78     31.25     301      28.80
  6.501  -  7.000                   11,460,573.17     11.88     126      12.06
  7.001  -  7.500                    4,388,088.28      4.55      61       5.84
  7.501  -  8.000                    2,043,937.89      2.12      29       2.78
  8.001  -  8.500                      802,940.64      0.83       8       0.77
  8.501  -  9.000                      539,004.23      0.56       8       0.77
  9.001  -  9.500                      403,379.01      0.42       6       0.57


                                          CURRENT              # OF
MAX INT RATE:                       PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 13.500  - 13.500                      458,432.99      0.48       2       0.19
 13.501  - 14.000                      638,987.65      0.66       6       0.57
 14.001  - 14.500                    1,642,190.89      1.70      14       1.34
 14.501  - 15.000                    7,812,542.73      8.10      72       6.89
 15.001  - 15.500                    9,016,015.29      9.35      80       7.66
 15.501  - 16.000                   14,262,289.94     14.79     130      12.44
 16.001  - 16.500                   11,110,850.34     11.52     104       9.95
 16.501  - 17.000                   15,660,473.56     16.24     161      15.41
 17.001  - 17.500                    9,689,943.85     10.05     112      10.72
 17.501  - 18.000                    9,709,977.98     10.07     121      11.58
 18.001  - 18.500                    6,026,861.52      6.25      80       7.66
 18.501  - 19.000                    3,479,555.36      3.61      49       4.69
 19.001  - 19.500                    2,559,093.89      2.65      36       3.44
 19.501  - 20.000                    1,480,432.50      1.53      27       2.58
 20.001  - 20.500                    1,106,296.72      1.15      20       1.91
 20.501  - 21.000                    1,025,454.85      1.06      17       1.63
 21.001  - 21.500                      382,625.24      0.40       6       0.57
 21.501  - 22.000                      319,738.94      0.33       6       0.57

                                       21
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 22.001  - 22.500                       46,500.00      0.05       1       0.10
 24.001  - 24.200                       26,248.13      0.03       1       0.10


                                          CURRENT              # OF
MIN INT RATE:                       PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
  7.500  -  7.500                      458,432.99      0.48       2       0.19
  7.501  -  8.000                      638,987.65      0.66       6       0.57
  8.001  -  8.500                    1,642,190.89      1.70      14       1.34
  8.501  -  9.000                    7,971,170.00      8.26      73       6.99
  9.001  -  9.500                    9,166,856.48      9.50      81       7.75
  9.501  - 10.000                   14,175,543.77     14.70     130      12.44
 10.001  - 10.500                   11,229,759.15     11.64     105      10.05
 10.501  - 11.000                   15,588,592.46     16.16     160      15.31
 11.001  - 11.500                    9,512,461.68      9.86     111      10.62
 11.501  - 12.000                    9,674,238.22     10.03     120      11.48
 12.001  - 12.500                    5,970,333.45      6.19      80       7.66
 12.501  - 13.000                    3,479,555.36      3.61      49       4.69
 13.001  - 13.500                    2,559,093.89      2.65      36       3.44
 13.501  - 14.000                    1,480,432.50      1.53      27       2.58
 14.001  - 14.500                    1,106,296.72      1.15      20       1.91
 14.501  - 15.000                    1,025,454.85      1.06      17       1.63
 15.001  - 15.500                      382,625.24      0.40       6       0.57
 15.501  - 16.000                      319,738.94      0.33       6       0.57
 16.001  - 16.500                       46,500.00      0.05       1       0.10
 18.001  - 18.200                       26,248.13      0.03       1       0.10


                                          CURRENT              # OF
PRODUCT:                            PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 2 YR FIXED/6 MO LIBOR ARM          41,790,664.51     43.33     392      37.51
 3 YR FIXED/6 MO LIBOR ARM          53,834,788.29     55.81     645      61.72
 6 MO LIBOR ARM                        829,059.57      0.86       8       0.77


                                          CURRENT              # OF
FICO SCORE:                         PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 less than or equal to 299             796,198.57      0.83      10       0.96
 450  - 499                            403,148.50      0.42       5       0.48
 500  - 549                         21,260,737.87     22.04     264      25.26
 550  - 599                         43,781,207.95     45.39     464      44.40
 600  - 609                          6,193,182.67      6.42      63       6.03
 610  - 619                          6,609,151.04      6.85      64       6.12
 620  - 629                          3,414,383.90      3.54      39       3.73
 630  - 639                          3,222,737.27      3.34      38       3.64
 640  - 649                          2,556,484.64      2.65      25       2.39
 650  - 659                          2,357,264.88      2.44      21       2.01
 660  - 669                          1,957,496.21      2.03      15       1.44
 670  - 679                            652,159.13      0.68       7       0.67

                                       22
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 680  - 689                            699,341.80      0.73       7       0.67
 690  - 699                            652,258.69      0.68       3       0.29
 700  - 719                            603,841.59      0.63       9       0.86
 720  - 739                            830,917.66      0.86       7       0.67
 740  - 759                            164,000.00      0.17       2       0.19
 760  - 779                            200,000.00      0.21       1       0.10
 780  - 786                            100,000.00      0.10       1       0.10


                                          CURRENT              # OF
ORIG PREPAY TERM:                   PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
   0                                13,586,539.68     14.09     157      15.02
  12                                   154,201.78      0.16       3       0.29
  24                                22,602,331.05     23.43     171      16.36
  36                                43,923,564.62     45.54     540      51.67
  42                                 2,972,962.66      3.08      28       2.68
  60                                13,214,912.58     13.70     146      13.97


                                          CURRENT              # OF
DOCUMENTATION:                      PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 Full Documentation                 72,046,758.63     74.70     797      76.27
 Light Documentation                 4,533,206.61      4.70      49       4.69
 No Documentation                   19,874,547.13     20.61     199      19.04


                                          CURRENT              # OF
CREDIT GRADE:                       PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 A                                  19,076,748.99     19.78     180      17.22
 A+                                  1,412,492.62      1.46      17       1.63
 A-                                 27,946,508.25     28.97     279      26.70
 B                                  24,187,200.45     25.08     259      24.78
 B+                                  2,232,921.48      2.31      23       2.20
 B-                                  1,210,928.49      1.26      15       1.44
 C                                  11,790,950.81     12.22     148      14.16
 C+                                  1,650,656.97      1.71      15       1.44
 C-                                  2,861,988.36      2.97      48       4.59
 D                                   4,084,115.95      4.23      61       5.84


                                          CURRENT              # OF
RATE CHANGE DATE:                   PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 09/01/00                              148,533.36      0.15       1       0.10
 10/01/00                              217,023.59      0.23       2       0.19
 12/01/00                              120,804.86      0.13       2       0.19
 01/01/01                              284,922.43      0.30       2       0.19
 02/01/01                               57,775.33      0.06       1       0.10
 10/01/01                              540,062.68      0.56       6       0.57
 11/01/01                              131,523.56      0.14       2       0.19
 12/01/01                              696,960.06      0.72       6       0.57

                                       23
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



 01/01/02                              621,678.38      0.64       8       0.77
 02/01/02                            1,096,390.13      1.14      11       1.05
 03/01/02                              991,896.36      1.03      11       1.05
 04/01/02                            1,880,567.20      1.95      15       1.44
 05/01/02                            2,349,372.73      2.44      23       2.20
 06/01/02                            8,694,664.71      9.01      90       8.61
 07/01/02                           12,432,359.87     12.89     105      10.05
 08/01/02                           11,929,188.83     12.37     110      10.53
 09/01/02                              548,128.40      0.57       6       0.57
 10/01/02                              109,399.76      0.11       1       0.10
 11/01/02                              219,291.21      0.23       2       0.19
 12/01/02                              465,823.67      0.48       3       0.29
 01/01/03                            1,246,553.11      1.29      15       1.44
 02/01/03                              836,981.14      0.87      10       0.96
 03/01/03                            1,189,719.82      1.23      13       1.24
 04/01/03                            2,204,113.63      2.29      25       2.39
 05/01/03                            1,482,930.18      1.54      19       1.82
 06/01/03                            8,053,886.40      8.35     104       9.95
 07/01/03                           10,673,735.97     11.07     147      14.07
 08/01/03                           24,245,635.00     25.14     273      26.12
 09/01/03                            2,984,590.00      3.09      32       3.06



                                          CURRENT              # OF
ORIGINAL LTV             PMI        PRINCIPAL BAL    PCT($)   LOANS     PCT(#)
                                    -------------    ------   -----     ------
 13.32  -  80.00        No MI       69,573,770.54     72.13     797      76.27
                     TOTAL          69,573,770.54     72.13     797      76.27
 greater than 80.00     MGIC        24,006,477.22     24.89     219      20.96
                     No MI           2,874,264.61      2.98      29       2.78
                     TOTAL          26,880,741.83     27.87     248      23.73

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                          DESCRIPTION OF THE COLLATERAL
                      LOAN GROUP III: ADJUSTABLE RATE GROUP


NUMBER OF LOANS:                                              830

TOTAL CURRENT BALANCE:                              96,390,754.78
TOTAL ORIGINAL BALANCE:                             96,445,571.00

                                                  AVG/WAVG                MIN             MAX
AVG CURRENT BALANCE:                                  $116,133.44         $14,993.94      $544,000.00
AVG ORIGINAL BALANCE:                                 $116,199.48         $15,000.00      $544,000.00

WAVG GROSS COUPON:                                        10.5556%            7.4900          16.3000%

WAVG GROSS MARGIN:                                          6.014%             2.945            9.750%
WAVG MAX INT RATE:                                         16.571%            13.490           22.300%
WAVG MIN INT RATE:                                         10.556%             7.490           16.300%
WAVG FIRST PER CAP:                                         2.956%             1.000            3.000%
WAVG PERIODIC RATE CAP:                                     1.004%             1.000            1.500%

WAVG LTV:                                                   75.96%             23.81            95.00%
WAVG FICO SCORE:                                           584.82               0.00           783.00

WAVG ORIGINAL TERM:                                        358.52             120.00           360.00
WAVG REMAINING TERM:                                       356.94             119.00           360.00
WAVG SEASONING:                                              1.58               0.00            11.00

WAVG MONTHS TO ROLL:                                        28.47               3.00            37.00

TOP BALLOON INDICATOR CONCENTRATIONS ($):      100.00% Fully Amortizing
TOP STATE CONCENTRATIONS ($):                  31.62% California, 10.21% Florida, 4.12% Ohio
TOP LIEN POSITION CONCENTRATIONS ($):          100.00% First Lien
TOP MI INDICATOR CONCENTRATIONS ($):           77.78% No MI, 22.22% Has MI
TOP PREPAY PENALTY CONCENTRATIONS ($):         83.13% PREPAYMENT PENALTY,
                                               16.87% NO PREPAYMENT PENALTY

MAXIMUM ZIP CODE CONCENTRATION ($):            1.06%  43221  (Columbus, OH)

MATURE DATE:                                                            Jul 01, 2010     Sep 01, 2030

                                       25
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                         CURRENT                # OF
CURRENT BALANCE:                   PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
  14,993.94  -  25,000.00             321,543.10      0.33        16     1.93
  25,000.01  -  50,000.00           6,414,900.80      6.66       167    20.12
  50,000.01  -  75,000.00           9,953,393.13     10.33       161    19.40
  75,000.01  - 100,000.00          12,050,703.52     12.50       138    16.63
 100,000.01  - 150,000.00          21,479,140.32     22.28       172    20.72
 150,000.01  - 200,000.00          10,099,001.20     10.48        59     7.11
 200,000.01  - 250,000.00           7,153,674.89      7.42        32     3.86
 250,000.01  - 300,000.00           9,751,699.36     10.12        35     4.22
 300,000.01  - 350,000.00           8,646,049.95      8.97        26     3.13
 350,000.01  - 400,000.00           4,227,123.14      4.39        11     1.33
 400,000.01  - 450,000.00           1,318,519.62      1.37         3     0.36
 450,000.01  - 500,000.00           3,908,305.75      4.05         8     0.96
 500,000.01  - 544,000.00           1,066,700.00      1.11         2     0.24


                                         CURRENT                # OF
GROSS COUPON:                      PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
  7.490  -  7.500                      88,867.23      0.09         1     0.12
  7.501  -  8.000                     867,684.12      0.90         5     0.60
  8.001  -  8.500                   4,066,234.31      4.22        26     3.13
  8.501  -  9.000                   8,312,438.03      8.62        48     5.78
  9.001  -  9.500                  11,568,424.76     12.00        72     8.67
  9.501  - 10.000                  14,880,857.54     15.44        92    11.08
 10.001  - 10.500                  12,355,235.22     12.82        97    11.69
 10.501  - 11.000                  13,412,646.94     13.91       118    14.22
 11.001  - 11.500                   8,751,770.25      9.08        84    10.12
 11.501  - 12.000                   9,343,764.97      9.69       105    12.65
 12.001  - 12.500                   4,348,593.66      4.51        54     6.51
 12.501  - 13.000                   3,262,134.78      3.38        41     4.94
 13.001  - 13.500                   1,944,604.24      2.02        28     3.37
 13.501  - 14.000                   1,485,750.23      1.54        24     2.89
 14.001  - 14.500                     604,650.33      0.63        14     1.69
 14.501  - 15.000                     496,640.55      0.52         9     1.08
 15.001  - 15.500                     417,516.01      0.43         9     1.08
 15.501  - 16.000                     140,441.61      0.15         2     0.24
 16.001  - 16.300                      42,500.00      0.04         1     0.12


                                         CURRENT                # OF
ORIGINAL TERM:                     PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 120  - 120                            27,844.80      0.03         1     0.12
 169  - 180                           584,859.32      0.61         9     1.08
 229  - 240                           255,600.00      0.27         1     0.12
 349  - 360                        95,522,450.66     99.10       819    98.67

                                       26
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                         CURRENT                # OF
REMAINING TERM:                    PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 119  - 120                            27,844.80      0.03         1     0.12
 169  - 180                           584,859.32      0.61         9     1.08
 229  - 240                           255,600.00      0.27         1     0.12
 349  - 360                        95,522,450.66     99.10       819    98.67


                                         CURRENT                # OF
LTV:                               PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
  23.81  -  25.00                      85,500.00      0.09         3     0.36
  25.01  -  30.00                     725,194.23      0.75         3     0.36
  30.01  -  35.00                     403,352.72      0.42         6     0.72
  35.01  -  40.00                     431,943.20      0.45         5     0.60
  40.01  -  45.00                     612,283.30      0.64         9     1.08
  45.01  -  50.00                     849,884.90      0.88        11     1.33
  50.01  -  55.00                   2,029,250.79      2.11        17     2.05
  55.01  -  60.00                   2,400,032.25      2.49        28     3.37
  60.01  -  65.00                   7,042,018.22      7.31        75     9.04
  65.01  -  70.00                  12,037,746.80     12.49       102    12.29
  70.01  -  75.00                  22,195,345.65     23.03       188    22.65
  75.01  -  80.00                  24,113,511.90     25.02       196    23.61
  80.01  -  85.00                   6,409,708.19      6.65        60     7.23
  85.01  -  90.00                  10,908,089.87     11.32        79     9.52
  90.01  -  95.00                   6,146,892.76      6.38        48     5.78


                                         CURRENT                # OF
OCCUPANCY:                         PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 Non-owner                          2,924,366.90      3.03        39     4.70
 Primary                           93,250,583.17     96.74       788    94.94
 Second Home                          215,804.71      0.22         3     0.36


                                         CURRENT                # OF
PROPERTY TYPE:                     PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 Condominium                        3,580,882.40      3.71        24     2.89
 Manufactured Housing                 469,363.51      0.49         6     0.72
 Single Family                     87,233,070.28     90.50       761    91.69
 Two-Four Family                    5,107,438.59      5.30        39     4.70


                                         CURRENT                # OF
CHANNEL:                           PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 Broker                            72,775,556.77     75.50       599    72.17
 National Loan Center               1,581,516.27      1.64        12     1.45
 Retail                            19,038,276.86     19.75       196    23.61
 Unaffiliated Originator            2,995,404.88      3.11        23     2.77

                                       27
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                         CURRENT                # OF
STATE:                             PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 Arizona                            3,055,560.82      3.17        28     3.37
 Arkansas                             236,356.96      0.25         5     0.60
 California                        30,482,272.82     31.62       149    17.95
 Colorado                           3,717,891.85      3.86        23     2.77
 Connecticut                        1,952,199.77      2.03        16     1.93
 District of Columbia                  64,883.86      0.07         1     0.12
 Florida                            9,838,685.86     10.21       104    12.53
 Georgia                            1,953,138.11      2.03        12     1.45
 Hawaii                             1,853,961.92      1.92        11     1.33
 Idaho                                 59,970.49      0.06         1     0.12
 Illinois                           3,776,953.95      3.92        37     4.46
 Indiana                            1,449,576.19      1.50        23     2.77
 Iowa                                 726,549.21      0.75        12     1.45
 Kansas                               544,799.28      0.57         7     0.84
 Kentucky                             651,746.58      0.68        12     1.45
 Louisiana                            539,378.20      0.56         8     0.96
 Maine                                 73,854.01      0.08         1     0.12
 Maryland                             892,372.27      0.93         7     0.84
 Massachusetts                      1,799,279.97      1.87        11     1.33
 Michigan                           3,224,399.56      3.35        42     5.06
 Minnesota                          3,280,935.00      3.40        24     2.89
 Mississippi                          247,162.90      0.26         3     0.36
 Missouri                           1,848,318.53      1.92        28     3.37
 Montana                              461,385.66      0.48         7     0.84
 Nebraska                             191,914.55      0.20         4     0.48
 Nevada                                87,920.00      0.09         1     0.12
 New Hampshire                        224,496.17      0.23         2     0.24
 New Jersey                         1,199,876.48      1.24         6     0.72
 New Mexico                         1,030,067.86      1.07        10     1.20
 New York                           1,693,640.71      1.76        23     2.77
 North Carolina                       885,510.09      0.92        12     1.45
 Ohio                               3,970,970.41      4.12        44     5.30
 Oklahoma                             209,232.34      0.22         5     0.60
 Oregon                               637,470.56      0.66         6     0.72
 Pennsylvania                       1,534,214.20      1.59        28     3.37
 Rhode Island                         127,015.00      0.13         2     0.24
 South Carolina                     1,112,432.82      1.15        18     2.17
 Tennessee                          1,924,993.94      2.00        20     2.41
 Texas                              2,701,277.18      2.80        24     2.89
 Utah                               1,558,083.61      1.62        14     1.69
 Virginia                             600,992.32      0.62         7     0.84
 Washington                         3,475,515.40      3.61        24     2.89

                                       28
GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 West Virginia                         34,500.00      0.04         1     0.12
 Wisconsin                            458,997.37      0.48         7     0.84


                                         CURRENT                # OF
GROSS MARGIN:                      PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
  2.945  -  3.000                      27,844.80      0.03         1     0.12
  3.001  -  3.500                      88,500.00      0.09         1     0.12
  3.501  -  4.000                   1,299,593.16      1.35        10     1.20
  4.001  -  4.500                   2,318,704.66      2.41        14     1.69
  4.501  -  5.000                   7,671,101.67      7.96        54     6.51
  5.001  -  5.500                  14,221,013.51     14.75       107    12.89
  5.501  -  6.000                  26,287,769.85     27.27       220    26.51
  6.001  -  6.500                  26,498,987.47     27.49       212    25.54
  6.501  -  7.000                   9,768,870.26     10.13       105    12.65
  7.001  -  7.500                   5,108,408.80      5.30        65     7.83
  7.501  -  8.000                   2,299,412.04      2.39        29     3.49
  8.001  -  8.500                     370,048.56      0.38         4     0.48
  8.501  -  9.000                     275,100.00      0.29         4     0.48
  9.001  -  9.500                     112,900.00      0.12         3     0.36
  9.501  -  9.750                      42,500.00      0.04         1     0.12


                                         CURRENT                # OF
MAX INT RATE:                      PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 13.490  - 13.500                      88,867.23      0.09         1     0.12
 13.501  - 14.000                     867,684.12      0.90         5     0.60
 14.001  - 14.500                   3,990,326.71      4.14        25     3.01
 14.501  - 15.000                   8,312,438.03      8.62        48     5.78
 15.001  - 15.500                  11,644,332.36     12.08        73     8.80
 15.501  - 16.000                  14,192,836.42     14.72        87    10.48
 16.001  - 16.500                  12,318,490.66     12.78        96    11.57
 16.501  - 17.000                  14,014,496.75     14.54       122    14.70
 17.001  - 17.500                   8,583,101.59      8.90        85    10.24
 17.501  - 18.000                   9,015,264.97      9.35       104    12.53
 18.001  - 18.500                   4,640,178.19      4.81        55     6.63
 18.501  - 19.000                   3,590,634.78      3.73        42     5.06
 19.001  - 19.500                   1,944,604.24      2.02        28     3.37
 19.501  - 20.000                   1,485,750.23      1.54        24     2.89
 20.001  - 20.500                     604,650.33      0.63        14     1.69
 20.501  - 21.000                     496,640.55      0.52         9     1.08
 21.001  - 21.500                     417,516.01      0.43         9     1.08
 21.501  - 22.000                     140,441.61      0.15         2     0.24
 22.001  - 22.300                      42,500.00      0.04         1     0.12

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                         CURRENT                # OF
MIN INT RATE:                      PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
  7.490  -  7.500                      88,867.23      0.09         1     0.12
  7.501  -  8.000                     867,684.12      0.90         5     0.60
  8.001  -  8.500                   4,066,234.31      4.22        26     3.13
  8.501  -  9.000                   8,312,438.03      8.62        48     5.78
  9.001  -  9.500                  11,568,424.76     12.00        72     8.67
  9.501  - 10.000                  14,880,857.54     15.44        92    11.08
 10.001  - 10.500                  12,355,235.22     12.82        97    11.69
 10.501  - 11.000                  13,412,646.94     13.91       118    14.22
 11.001  - 11.500                   8,751,770.25      9.08        84    10.12
 11.501  - 12.000                   9,343,764.97      9.69       105    12.65
 12.001  - 12.500                   4,348,593.66      4.51        54     6.51
 12.501  - 13.000                   3,262,134.78      3.38        41     4.94
 13.001  - 13.500                   1,944,604.24      2.02        28     3.37
 13.501  - 14.000                   1,485,750.23      1.54        24     2.89
 14.001  - 14.500                     604,650.33      0.63        14     1.69
 14.501  - 15.000                     496,640.55      0.52         9     1.08
 15.001  - 15.500                     417,516.01      0.43         9     1.08
 15.501  - 16.000                     140,441.61      0.15         2     0.24
 16.001  - 16.300                      42,500.00      0.04         1     0.12


                                         CURRENT                # OF
PRODUCT:                           PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 2 YR FIXED/6 MO LIBOR ARM         45,642,880.34     47.35       316    38.07
 3 YR FIXED/6 MO LIBOR ARM         49,803,895.18     51.67       506    60.96
 6 MO LIBOR ARM                       943,979.26      0.98         8     0.96


                                         CURRENT                # OF
FICO SCORE:                        PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 less than or equal to 299            477,773.05      0.50         7     0.84
 450  - 499                           385,711.28      0.40         3     0.36
 500  - 549                        20,983,093.25     21.77       219    26.39
 550  - 599                        40,186,701.64     41.69       345    41.57
 600  - 609                         7,575,659.74      7.86        57     6.87
 610  - 619                         6,091,023.19      6.32        52     6.27
 620  - 629                         6,032,162.65      6.26        47     5.66
 630  - 639                         4,059,564.06      4.21        23     2.77
 640  - 649                         3,343,913.46      3.47        21     2.53
 650  - 659                         1,769,482.11      1.84        15     1.81
 660  - 669                         1,268,798.97      1.32         7     0.84
 670  - 679                         1,115,831.19      1.16        11     1.33
 680  - 689                           655,598.38      0.68         5     0.60
 690  - 699                           793,831.23      0.82         6     0.72

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


 700  - 719                           268,330.96      0.28         4     0.48
 720  - 739                            59,950.81      0.06         1     0.12
 740  - 759                           941,355.13      0.98         4     0.48
 760  - 779                           206,874.59      0.21         1     0.12
 780  - 783                           175,099.09      0.18         2     0.24


                                         CURRENT                # OF
ORIG PREPAY TERM:                  PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
   0                               16,259,233.13     16.87       138    16.63
   6                                  155,043.33      0.16         3     0.36
  12                                  600,421.66      0.62         3     0.36
  24                               27,460,778.52     28.49       152    18.31
  36                               37,155,789.99     38.55       400    48.19
  42                                2,380,236.90      2.47        17     2.05
  60                               12,379,251.25     12.84       117    14.10


                                         CURRENT                # OF
DOCUMENTATION:                     PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 Full Documentation                68,724,470.77     71.30       630    75.90
 Light Documentation                5,539,540.91      5.75        48     5.78
 No Documentation                  22,126,743.10     22.96       152    18.31


                                         CURRENT                # OF
CREDIT GRADE:                      PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 A                                 21,518,105.59     22.32       135    16.27
 A+                                 1,876,008.68      1.95        13     1.57
 A-                                27,645,699.87     28.68       220    26.51
 B                                 23,748,709.91     24.64       208    25.06
 B+                                 1,329,600.00      1.38        10     1.20
 B-                                   664,600.00      0.69         5     0.60
 C                                 11,645,463.72     12.08       135    16.27
 C+                                 1,470,483.57      1.53        11     1.33
 C-                                 3,717,840.62      3.86        53     6.39
 D                                  2,774,242.82      2.88        40     4.82


                                         CURRENT                # OF
RATE CHANGE DATE:                  PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 11/01/00                             113,021.24      0.12         2     0.24
 12/01/00                             609,358.02      0.63         4     0.48
 01/01/01                             221,600.00      0.23         2     0.24
 09/01/01                              55,007.21      0.06         1     0.12
 10/01/01                             402,711.74      0.42         4     0.48
 11/01/01                             240,074.92      0.25         1     0.12
 12/01/01                             691,562.29      0.72         4     0.48
 01/01/02                           1,039,997.44      1.08         8     0.96
 02/01/02                             746,464.35      0.77         5     0.60

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 03/01/02                           1,648,945.91      1.71        11     1.33
 04/01/02                           1,239,076.81      1.29        11     1.33
 05/01/02                           5,062,071.31      5.25        25     3.01
 06/01/02                           9,403,069.82      9.76        76     9.16
 07/01/02                          16,300,501.54     16.91       102    12.29
 08/01/02                           8,582,047.00      8.90        65     7.83
 09/01/02                             231,350.00      0.24         3     0.36
 11/01/02                             127,428.11      0.13         1     0.12
 12/01/02                             118,679.06      0.12         2     0.24
 01/01/03                             843,597.66      0.88         9     1.08
 02/01/03                             939,173.36      0.97         8     0.96
 03/01/03                           1,631,444.47      1.69        17     2.05
 04/01/03                           2,092,584.55      2.17        20     2.41
 05/01/03                           1,721,828.79      1.79        22     2.65
 06/01/03                           7,729,584.73      8.02        83    10.00
 07/01/03                          11,780,654.32     12.22       113    13.61
 08/01/03                          21,229,095.13     22.02       213    25.66
 09/01/03                           1,589,825.00      1.65        18     2.17


                                         CURRENT                # OF
ORIGINAL LTV             PMI       PRINCIPAL BAL    PCT($)     LOANS   PCT(#)
                                   -------------    ------     -----   ------
 23.81  -  80.00       No MI       72,926,063.96     75.66       643    77.47
                     TOTAL         72,926,063.96     75.66       643    77.47
 greater than 80.00    MGIC        21,422,521.11     22.22       169    20.36
                     No MI          2,042,169.71      2.12        18     2.17
                     TOTAL         23,464,690.82     24.34       187    22.53

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1         CLASS A-1F
                           Price-DM Sensitivity Report

       Settlement                                            9/21/00
       Accrued Date                                           9/1/00
       Next Payment                                         10/25/00
       Class Balance                                     $62,664,000
       Accrued Days                                               20
       Pass-Thru Margin                                        0.18%
       Cleanup Call                                               No

       FRM Prepayment Ramp                       4%-20% CPR over 12 Months
       ARM Prepayment Ramp                       4%-35% CPR over 22 Months



Flat                FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price               ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                 0.18          0.18          0.18          0.18
 WAL (yr)                 8.53             2          1.35          1.02
 MDUR (yr)                 5.8          1.77          1.23          0.95
 First Prin Pay       10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay        11/25/15      11/25/04       5/25/03       8/25/02


Flat              FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price             ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                 0.18          0.18          0.18          0.18
 WAL (yr)                 0.89          0.77          0.67          0.62
 MDUR (yr)                0.83          0.72          0.63          0.59
 First Prin Pay       10/25/00      10/25/00      10/25/00      10/25/00
 Last Prin Pay         4/25/02       1/25/02      10/25/01       9/25/01

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1     CLASS A-2F
                         Price-Yield Sensitivity Report

       Settlement                                         9/21/00
       Class Balance                                  $31,500,000
       Coupon                                               7.43%
       Cut-off Date                                        9/1/00
       Next Payment Date                                 10/25/00
       Accrued Interest Days                                   20
       Call                                                    No

       FRM Prepayment Ramp                    4%-20% CPR over 12 Months
       ARM Prepayment Ramp                    4%-35% CPR over 22 Months



Flat                  FRM:0% PPC   FRM:35% PPC   FRM:60% PPC     FRM:90% PPC
Price                 ARM:0% PPC   ARM:25% PPC   ARM:50% PPC     ARM:75% PPC
   100-00                  7.495         7.433         7.379           7.315
 WAL (yr)                   18.3          5.55          3.47            2.42
 MDUR (yr)                  9.69          4.39          2.96            2.14
 First Prin Pay         11/25/15      11/25/04       5/25/03         8/25/02
 Last Prin Pay          10/25/21       9/25/07       1/25/05         9/25/03


Flat                FRM:110% PPC  FRM:140% PPC  FRM:175% PPC    FRM:200% PPC
Price               ARM:100% PPC  ARM:125% PPC  ARM:150% PPC    ARM:175% PPC
   100-00                  7.275         7.217         7.154           7.113
 WAL (yr)                   2.03          1.65          1.37            1.23
 MDUR (yr)                  1.83           1.5          1.26            1.14
 First Prin Pay          4/25/02       1/25/02      10/25/01         9/25/01
 Last Prin Pay           3/25/03       9/25/02       5/25/02         2/25/02

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1          CLASS A-3F
                         Price-Yield Sensitivity Report

       Settlement                                               9/21/00
       Class Balance                                        $30,000,000
       Coupon                                                     7.50%
       Cut-off Date                                              9/1/00
       Next Payment Date                                       10/25/00
       Accrued Interest Days                                         20
       Call                                                          No

       FRM Prepayment Ramp                        4%-20% CPR over 12 Months
       ARM Prepayment Ramp                        4%-35% CPR over 22 Months



Flat                  FRM:0% PPC    FRM:35% PPC    FRM:60% PPC    FRM:90% PPC
Price                 ARM:0% PPC    ARM:25% PPC    ARM:50% PPC    ARM:75% PPC
   100-00                  7.571           7.54          7.503          7.458
 WAL (yr)                  23.06           9.07           5.44           3.69
 MDUR (yr)                 10.65           6.35           4.32           3.12
 First Prin Pay         10/25/21        9/25/07        1/25/05        9/25/03
 Last Prin Pay           6/25/25       11/25/11        5/25/07        3/25/05


Flat                FRM:110% PPC   FRM:140% PPC   FRM:175% PPC   FRM:200% PPC
Price               ARM:100% PPC   ARM:125% PPC   ARM:150% PPC   ARM:175% PPC
   100-00                  7.428          7.384          7.334          7.298
 WAL (yr)                   3.03           2.41           1.95           1.72
 MDUR (yr)                  2.63           2.13           1.76           1.56
 First Prin Pay          3/25/03        9/25/02        5/25/02        2/25/02
 Last Prin Pay           5/25/04        7/25/03       12/25/02        9/25/02

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



       Aames Funding Home Equity Loan Trust 2000-1            CLASS A-4F
                         Price-Yield Sensitivity Report

       Settlement                                                9/21/00
       Class Balance                                         $42,500,000
       Coupon                                                      7.65%
       Cut-off Date                                               9/1/00
       Next Payment Date                                        10/25/00
       Accrued Interest Days                                          20
       Call                                                           No

       FRM Prepayment Ramp                        4%-20% CPR over 12 Months
       ARM Prepayment Ramp                        4%-35% CPR over 22 Months



 Flat                  FRM:0% PPC   FRM:35% PPC    FRM:60% PPC   FRM:90% PPC
 Price                 ARM:0% PPC   ARM:25% PPC    ARM:50% PPC   ARM:75% PPC
    100-00                  7.727         7.713          7.695         7.667
  WAL (yr)                  26.62         14.77           9.69          6.32
  MDUR (yr)                 11.04          8.52           6.57          4.82
  First Prin Pay          6/25/25      11/25/11        5/25/07       3/25/05
  Last Prin Pay          12/25/28       2/25/20       12/25/13      11/25/09


 Flat                FRM:110% PPC  FRM:140% PPC   FRM:175% PPC  FRM:200% PPC
 Price               ARM:100% PPC  ARM:125% PPC   ARM:150% PPC  ARM:175% PPC
    100-00                  7.646         7.615          7.577         7.548
  WAL (yr)                   5.03          3.87           3.01          2.58
  MDUR (yr)                  4.02          3.23            2.6          2.26
  First Prin Pay          5/25/04       7/25/03       12/25/02       9/25/02
  Last Prin Pay           8/25/07      11/25/05        9/25/04       2/25/04

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1         CLASS A-5F
                         Price-Yield Sensitivity Report

       Settlement                                              9/21/00
       Class Balance                                       $28,216,000
       Coupon                                                    7.91%
       Cut-off Date                                             9/1/00
       Next Payment Date                                      10/25/00
       Accrued Interest Days                                        20
       Call                                                        Yes

       FRM Prepayment Ramp                       4%-20% CPR over 12 Months
       ARM Prepayment Ramp                       4%-35% CPR over 22 Months



Flat                  FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                 ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                  7.994          7.99         7.982         7.969
 WAL (yr)                  29.03         23.41         16.24         11.41
 MDUR (yr)                 11.04         10.32          8.84          7.26
 First Prin Pay         12/25/28       2/25/20      12/25/13      11/25/09
 Last Prin Pay           2/25/30       1/25/26       2/25/18      11/25/12


Flat                FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price               ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                  7.957         7.938         7.914         7.895
 WAL (yr)                   9.08          6.83          5.23           4.4
 MDUR (yr)                  6.26          5.09          4.13          3.59
 First Prin Pay          8/25/07      11/25/05       9/25/04       2/25/04
 Last Prin Pay           5/25/10       4/25/08       9/25/06      10/25/05

Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


        Aames Funding Home Equity Loan Trust 2000-1            CLASS A-5F
                         Price-Yield Sensitivity Report

        Settlement                                                 9/21/00
        Class Balance                                          $28,216,000
        Coupon                                                       7.91%
        Cut-off Date                                                9/1/00
        Next Payment Date                                         10/25/00
        Accrued Interest Days                                           20
        Call                                                            No

        FRM Prepayment Ramp                          4%-20% CPR over 12 Months
        ARM Prepayment Ramp                          4%-35% CPR over 22 Months



Flat                   FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                  ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                   7.994         7.995         8.006         8.009
 WAL (yr)                    29.1         24.14         18.22         13.16
 MDUR (yr)                  11.05         10.41          9.24           7.8
 First Prin Pay          12/25/28       2/25/20      12/25/13      11/25/09
 Last Prin Pay            8/25/30       3/25/30       8/25/28       9/25/23


Flat                 FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                   8.013         8.002         7.971         7.943
 WAL (yr)                   10.78          8.11          5.99          4.89
 MDUR (yr)                   6.91          5.68          4.53          3.87
 First Prin Pay           8/25/07      11/25/05       9/25/04       2/25/04
 Last Prin Pay            3/25/20       1/25/16      11/25/12       2/25/11


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1               CLASS A-6F
                         Price-Yield Sensitivity Report

       Settlement                                                   9/21/00
       Class Balance                                            $14,000,000
       Coupon                                                         7.45%
       Cut-off Date                                                  9/1/00
       Next Payment Date                                           10/25/00
       Accrued Interest Days                                             20
       Call                                                             Yes

       FRM Prepayment Ramp                          4%-20% CPR over 12 Months
       ARM Prepayment Ramp                          4%-35% CPR over 22 Months



Flat                 FRM:0% PPC   FRM:35% PPC    FRM:60% PPC   FRM:90% PPC
Price                ARM:0% PPC   ARM:25% PPC    ARM:50% PPC   ARM:75% PPC
   100-00                 7.507         7.487          7.479         7.472
 WAL (yr)                 14.69          9.18           7.92          7.06
 MDUR (yr)                 8.31          6.26           5.67          5.23
 First Prin Pay        10/25/03      10/25/03       10/25/03      10/25/03
 Last Prin Pay          2/25/30       1/25/26        2/25/18      11/25/12


Flat               FRM:110% PPC  FRM:140% PPC   FRM:175% PPC  FRM:200% PPC
Price              ARM:100% PPC  ARM:125% PPC   ARM:150% PPC  ARM:175% PPC
   100-00                 7.468         7.461          7.448         7.437
 WAL (yr)                  6.64          6.06           5.25          4.68
 MDUR (yr)                 5.01          4.68           4.19          3.82
 First Prin Pay        10/25/03      10/25/03       10/25/03      10/25/03
 Last Prin Pay          5/25/10       4/25/08        9/25/06      10/25/05



Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1           CLASS A-6F
                         Price-Yield Sensitivity Report

       Settlement                                               9/21/00
       Class Balance                                        $14,000,000
       Coupon                                                     7.45%
       Cut-off Date                                              9/1/00
       Next Payment Date                                       10/25/00
       Accrued Interest Days                                         20
       Call                                                          No

       FRM Prepayment Ramp                         4%-20% CPR over 12 Months
       ARM Prepayment Ramp                         4%-35% CPR over 22 Months



Flat                   FRM:0% PPC   FRM:35% PPC   FRM:60% PPC   FRM:90% PPC
Price                  ARM:0% PPC   ARM:25% PPC   ARM:50% PPC   ARM:75% PPC
   100-00                   7.507         7.487         7.479         7.473
 WAL (yr)                   14.69          9.18          7.92          7.08
 MDUR (yr)                   8.31          6.26          5.68          5.24
 First Prin Pay          10/25/03      10/25/03      10/25/03      10/25/03
 Last Prin Pay            6/25/30       1/25/30       5/25/28       7/25/23


Flat                 FRM:110% PPC  FRM:140% PPC  FRM:175% PPC  FRM:200% PPC
Price                ARM:100% PPC  ARM:125% PPC  ARM:150% PPC  ARM:175% PPC
   100-00                   7.471         7.473         7.496         7.519
 WAL (yr)                     6.7          6.25          5.83          5.59
 MDUR (yr)                   5.03          4.78          4.53          4.38
 First Prin Pay          10/25/03      10/25/03      10/25/03      10/25/03
 Last Prin Pay            1/25/20      11/25/15       9/25/12      12/25/10


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1                CLASS A-V1
                           Price-DM Sensitivity Report

       Settlement                                                    9/21/00
       Accrued Date                                                   9/1/00
       Next Payment                                                 10/25/00
       Class Balance                                            $123,990,500
       Accrued Days                                                       20
       Pass-Thru Margin                                                0.26%
       Cleanup Call                                                      Yes

       FRM Prepayment Ramp                            4%-20% CPR over 12 Months
       ARM Prepayment Ramp                            4%-35% CPR over 22 Months



Flat                   FRM:0% PPC    FRM:35% PPC    FRM:60% PPC   FRM:90% PPC
Price                  ARM:0% PPC    ARM:25% PPC    ARM:50% PPC   ARM:75% PPC
   100-00                    0.26           0.26           0.26          0.26
 WAL (yr)                   21.57           9.15           5.27          3.67
 MDUR (yr)                  10.25           5.72           3.88          2.94
 First Prin Pay          10/25/00       10/25/00       10/25/00      10/25/00
 Last Prin Pay            2/25/30        1/25/26        2/25/18      11/25/12

Flat                 FRM:110% PPC   FRM:140% PPC   FRM:175% PPC  FRM:200% PPC
Price                ARM:100% PPC   ARM:125% PPC   ARM:150% PPC  ARM:175% PPC
   100-00                    0.26           0.26           0.26          0.26
 WAL (yr)                    2.85           2.33           1.97          1.71
 MDUR (yr)                   2.39           2.01           1.74          1.53
 First Prin Pay          10/25/00       10/25/00       10/25/00      10/25/00
 Last Prin Pay            5/25/10        4/25/08        9/25/06      10/25/05


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1                 CLASS A-V1
                           Price-DM Sensitivity Report

       Settlement                                                     9/21/00
       Accrued Date                                                    9/1/00
       Next Payment                                                  10/25/00
       Class Balance                                             $123,990,500
       Accrued Days                                                        20
       Pass-Thru Margin                                                 0.26%
       Cleanup Call                                                        No

       FRM Prepayment Ramp                             4%-20% CPR over 12 Months
       ARM Prepayment Ramp                             4%-35% CPR over 22 Months



Flat                     FRM:0% PPC    FRM:35% PPC   FRM:60% PPC    FRM:90% PPC
Price                    ARM:0% PPC    ARM:25% PPC   ARM:50% PPC    ARM:75% PPC
   100-00                      0.26          0.261         0.261          0.262
 WAL (yr)                     21.57           9.23          5.35           3.72
 MDUR (yr)                    10.25           5.73           3.9           2.96
 First Prin Pay            10/25/00       10/25/00      10/25/00       10/25/00
 Last Prin Pay              7/25/30       12/25/29       4/25/25        3/25/18


Flat                   FRM:110% PPC   FRM:140% PPC  FRM:175% PPC   FRM:200% PPC
Price                  ARM:100% PPC   ARM:125% PPC  ARM:150% PPC   ARM:175% PPC
   100-00                     0.261          0.261         0.261          0.261
 WAL (yr)                      2.87           2.34          1.98           1.72
 MDUR (yr)                     2.39           2.02          1.74           1.54
 First Prin Pay            10/25/00       10/25/00      10/25/00       10/25/00
 Last Prin Pay              7/25/13        8/25/10       8/25/08        2/25/07


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

       Aames Funding Home Equity Loan Trust 2000-1                 CLASS A-V2
                           Price-DM Sensitivity Report

       Settlement                                                     9/21/00
       Accrued Date                                                    9/1/00
       Next Payment                                                  10/25/00
       Class Balance                                             $123,990,500
       Accrued Days                                                        20
       Pass-Thru Margin                                                 0.28%
       Cleanup Call                                                       Yes

       FRM Prepayment Ramp                            4%-20% CPR over 12 Months
       ARM Prepayment Ramp                            4%-35% CPR over 22 Months



Flat                  FRM:0% PPC     FRM:35% PPC    FRM:60% PPC    FRM:90% PPC
Price                 ARM:0% PPC     ARM:25% PPC    ARM:50% PPC    ARM:75% PPC
   100-00                   0.28            0.28           0.28           0.28
 WAL (yr)                  21.58            9.14           5.26           3.67
 MDUR (yr)                 10.23             5.7           3.87           2.93
 First Prin Pay         10/25/00        10/25/00       10/25/00       10/25/00
 Last Prin Pay           2/25/30         1/25/26        2/25/18       11/25/12


Flat                FRM:110% PPC    FRM:140% PPC   FRM:175% PPC   FRM:200% PPC
Price               ARM:100% PPC    ARM:125% PPC   ARM:150% PPC   ARM:175% PPC
   100-00                   0.28            0.28           0.28           0.28
 WAL (yr)                   2.84            2.32           1.96           1.71
 MDUR (yr)                  2.38               2           1.73           1.53
 First Prin Pay         10/25/00        10/25/00       10/25/00       10/25/00
 Last Prin Pay           5/25/10         4/25/08        9/25/06       10/25/05



Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


       Aames Funding Home Equity Loan Trust 2000-1       CLASS A-V2
                           Price-DM Sensitivity Report

       Settlement                                          9/21/00
       Accrued Date                                         9/1/00
       Next Payment                                       10/25/00
       Class Balance                                  $123,990,500
       Accrued Days                                             20
       Pass-Thru Margin                                      0.28%
       Cleanup Call                                             No

       FRM Prepayment Ramp                     4%-20% CPR over 12 Months
       ARM Prepayment Ramp                     4%-35% CPR over 22 Months



Flat                   FRM:0% PPC    FRM:35% PPC    FRM:60% PPC   FRM:90% PPC
Price                  ARM:0% PPC    ARM:25% PPC    ARM:50% PPC   ARM:75% PPC
   100-00                    0.28          0.281          0.281         0.282
 WAL (yr)                   21.58           9.22           5.34          3.71
 MDUR (yr)                  10.23           5.72           3.89          2.95
 First Prin Pay          10/25/00       10/25/00       10/25/00      10/25/00
 Last Prin Pay            7/25/30       12/25/29        4/25/25       3/25/18

Flat                 FRM:110% PPC   FRM:140% PPC   FRM:175% PPC  FRM:200% PPC
Price                ARM:100% PPC   ARM:125% PPC   ARM:150% PPC  ARM:175% PPC
   100-00                   0.281          0.281          0.281         0.281
 WAL (yr)                    2.86           2.34           1.98          1.71
 MDUR (yr)                   2.39           2.01           1.74          1.53
 First Prin Pay          10/25/00       10/25/00       10/25/00      10/25/00
 Last Prin Pay            7/25/13        8/25/10        8/25/08       2/25/07


Full Price = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                            AVAILABLE FUNDS SCHEDULE

---------------------------------------------------------------      -------------------------------------------------------------
             Loan Group I     Loan Group II    Loan Group III                   Loan Group I    Loan Group II    Loan Group III
             Net Available    Net Available    Net Available                    Net Available   Net Available     Net Available
  Period       Funds Cap        Funds Cap        Funds Cap            Period      Funds Cap       Funds Cap         Funds Cap
  ------       ---------        ---------        ---------            ------      ---------       ---------         ---------
     1          9.40850%         7.95990%         7.80657%              37        9.41674%        12.90246%         12.81118%
     2          9.40869%         8.73298%         8.56260%              38        9.41689%        12.48628%         12.39794%
     3          9.40892%         9.02444%         8.84873%              39        9.41693%        12.90252%         12.81122%
     4          9.40917%         8.73374%         8.56457%              40        9.41688%        12.53528%         12.47006%
     5          9.40941%         8.73921%         8.57555%              41        9.41672%        12.83280%         12.84884%
     6          9.40966%         9.67596%         9.49518%              42        9.41645%        14.35841%         14.27847%
     7          9.40996%         8.74064%         8.57718%              43        9.41607%        13.44709%         13.35729%
     8          9.41023%         9.03494%         8.86389%              44        9.41595%        13.89535%         13.80255%
     9          9.41052%         8.74394%         8.57881%              45        9.41582%        13.44713%         13.35733%
    10          9.41083%         9.03584%         8.86618%              46        9.41570%        13.89539%         13.80599%
    11          9.41116%         8.74979%         8.58998%              47        9.41557%        13.49508%         13.37874%
    12          9.41174%         8.75024%         8.59088%              48        9.41544%        13.98635%         13.88705%
    13          9.41233%         9.04296%         8.87822%              49        9.41531%        14.46806%         14.34996%
    14          9.41294%         8.75418%         8.59285%              50        9.41518%        14.00135%         13.88705%
    15          9.41356%         9.04654%         8.88034%              51        9.41504%        14.46807%         14.34996%
    16          9.41386%         8.75520%         8.59603%              52        9.41491%        14.00136%         13.88706%
    17          9.41396%         8.76001%         8.60550%              53        9.41477%        14.04556%         13.88706%
    18          9.41406%         9.69864%         9.52824%              54        9.41463%        16.08893%         15.93769%
    19          9.41417%         8.76068%         8.60685%              55        9.41449%        14.54695%         14.39534%
    20          9.41428%         9.05526%         8.89451%              56        9.41435%        15.03185%         14.87519%
    21          9.41439%         8.76349%         8.60842%              57        9.41420%        14.54695%         14.39535%
    22          9.41451%         9.20755%         9.11742%              58        9.41406%        15.03185%         14.87520%
    23          9.41463%         9.66986%         9.94824%              59        9.41391%        14.55009%         14.39536%
    24          9.41475%        10.00510%         9.94893%              60        9.41376%        14.55452%         14.40467%
    25          9.41488%        10.33987%        10.28129%              61        9.41361%        15.03968%         14.88483%
    26          9.41501%        10.00937%         9.95037%              62        9.41345%        14.55453%         14.40468%
    27          9.41515%        10.34381%        10.28283%              63        9.41330%        15.03968%         14.88484%
    28          9.41529%        10.05980%        10.02439%              64        9.41314%        14.55454%         14.40469%
    29          9.41543%        10.31831%        10.41539%              65        9.41298%        14.55454%         14.40470%
    30          9.41558%        11.54947%        11.53234%              66        9.41282%        16.11396%         15.94806%
    31          9.41573%        10.43326%        10.41726%              67        9.41266%        14.55454%         14.40471%
    32          9.41589%        10.78407%        10.76513%              68        9.41249%        15.03970%         14.88487%
    33          9.41605%        10.43660%        10.41825%              69        9.41233%        14.55455%         14.40472%
    34          9.41622%        10.83519%        10.84061%              70        9.41216%        15.03971%         14.88489%
    35          9.41639%        10.87166%        10.87990%              71        9.41198%        14.55456%         14.40474%
    36          9.41656%        12.44164%        12.39884%              72        9.41181%        14.55456%         14.40474%
---------------------------------------------------------------      -------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



---------------------------------------------------------------      -------------------------------------------------------------
             Loan Group I     Loan Group II    Loan Group III                   Loan Group I    Loan Group II    Loan Group III
             Net Available    Net Available    Net Available                    Net Available   Net Available     Net Available
  Period       Funds Cap        Funds Cap        Funds Cap            Period      Funds Cap       Funds Cap         Funds Cap
  ------       ---------        ---------        ---------            ------      ---------       ---------         ---------
    73          9.41163%        15.03972%        14.88491%             109        9.40351%        15.06037%         14.90593%
    74          9.41146%        14.55457%        14.40476%             110        9.40323%        14.57604%         14.42659%
    75          9.41128%        15.03972%        14.88492%             111        9.40294%        15.06349%         14.90907%
    76          9.41109%        14.55457%        14.40477%             112        9.40264%        14.57917%         14.42974%
    77          9.41091%        14.55458%        14.40478%             113        9.40234%        14.58082%         14.43141%
    78          9.41072%        16.11400%        15.94815%             114        9.40204%        16.14494%         15.97954%
    79          9.41053%        14.55458%        14.40479%             115        9.40173%        14.58431%         14.43493%
    80          9.41034%        15.03974%        14.88496%             116        9.40142%        15.07235%         14.91801%
    81          9.41015%        14.55459%        14.40481%             117        9.40111%        14.58806%         14.43871%
    82          9.40995%        15.03975%        14.88497%             118        9.40085%        15.07638%         14.92207%
    83          9.40975%        14.55460%        14.40482%             119        9.40084%        14.59210%         14.44279%
    84          9.40955%        14.55460%        14.40483%             120        9.40084%        14.59423%         14.44494%
    85          9.40934%        15.03976%        14.88500%             121        9.40085%        15.08299%         14.92874%
    86          9.40913%        14.55461%        14.40484%             122        9.40085%        14.59874%         14.44948%
    87          9.40892%        15.03977%        14.88501%             123        9.40086%        15.08783%         14.93361%
    88          9.40871%        14.55461%        14.40486%             124        9.40088%        14.60359%         14.45437%
    89          9.40849%        14.55462%        14.40486%             125        9.40090%        14.60615%         14.45695%
    90          9.40828%        15.55839%        15.39840%             126        9.40092%        16.17404%         16.00888%
    91          9.40805%        14.55535%        14.40570%             127        9.40094%        14.61157%         14.46241%
    92          9.40783%        15.04133%        14.88670%             128        9.40097%        15.10157%         14.94747%
    93          9.40760%        14.55692%        14.40729%             129        9.40101%        14.61739%         14.46828%
    94          9.40737%        15.04301%        14.88840%             130        9.40105%        15.10782%         14.95376%
    95          9.40714%        14.55861%        14.40899%             131        9.40109%        14.62366%         14.47460%
    96          9.40690%        14.55950%        14.40989%             132        9.40114%        14.62697%         14.47794%
    97          9.40666%        15.04577%        14.89118%             133        9.40119%        15.11809%         14.96411%
    98          9.40642%        14.56138%        14.41179%             134        9.40125%        14.63397%         14.48499%
    99          9.40617%        15.04778%        14.89322%             135        9.40132%        15.12559%         14.97167%
   100          9.40592%        14.56340%        14.41383%             136        9.40139%        14.64151%         14.49258%
   101          9.40567%        14.56447%        14.41491%             137        9.40147%        14.64549%         14.49659%
   102          9.40541%        16.12617%        15.96060%             138        9.40155%        15.65993%         15.50080%
   103          9.40515%        14.56672%        14.41718%             139        9.40164%        14.65390%         14.50507%
   104          9.40489%        15.05351%        14.89900%             140        9.40173%        15.14696%         14.99320%
   105          9.40462%        14.56914%        14.41963%             141        9.40183%        14.66296%         14.51419%
   106          9.40435%        15.05611%        14.90162%             142        9.40194%        15.15667%         15.00298%
   107          9.40407%        14.57175%        14.42226%             143        9.40206%        14.67271%         14.52401%
   108          9.40380%        14.57313%        14.42365%             144        9.40218%        14.67786%         14.52920%
---------------------------------------------------------------      -------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


---------------------------------------------------------------      -------------------------------------------------------------
             Loan Group I     Loan Group II    Loan Group III                   Loan Group I    Loan Group II    Loan Group III
             Net Available    Net Available    Net Available                    Net Available   Net Available     Net Available
  Period       Funds Cap        Funds Cap        Funds Cap            Period      Funds Cap       Funds Cap         Funds Cap
  ------       ---------        ---------        ---------            ------      ---------       ---------         ---------
   145          9.40231%        15.17264%        15.01907%             181        9.41365%        15.24911%         15.09526%
   146          9.40245%        14.68875%        14.54018%             182        9.41437%        14.75719%         14.60832%
   147          9.40260%        15.18432%        15.03084%             183        9.41507%        15.24909%         15.09528%
   148          9.40276%        14.70048%        14.55199%             184        9.41580%        14.75718%         14.60834%
   149          9.40292%        14.70668%        14.55823%             185        9.41657%        14.75717%         14.60835%
   150          9.40310%        16.28951%        16.12521%             186        9.41736%        15.77489%         15.61584%
   151          9.40328%        14.71978%        14.57143%             187        9.41908%        14.75715%         14.60838%
   152          9.40347%        15.21760%        15.06435%             188        9.42084%        15.24904%         15.09533%
   153          9.40368%        14.73390%        14.58565%             189        9.42266%        14.75713%         14.60840%
   154          9.40389%        15.23274%        15.07960%             190        9.42449%        15.24902%         15.09535%
   155          9.40412%        14.74910%        14.60096%             191        9.42638%        14.75711%         14.60842%
   156          9.40435%        14.75713%        14.60804%             192        9.42830%        14.75710%         14.60843%
   157          9.40460%        15.24921%        15.09499%             193        9.43028%        15.24899%         15.09539%
   158          9.40486%        14.75729%        14.60806%             194        9.43230%        14.75707%         14.60845%
   159          9.40514%        15.24920%        15.09501%             195        9.43438%        15.24896%         15.09541%
   160          9.40542%        14.75729%        14.60808%             196        9.43651%        14.75704%         14.60847%
   161          9.40572%        14.75729%        14.60809%             197        9.43869%        14.75703%         14.60848%
   162          9.40604%        16.33842%        16.17326%             198        9.44092%        16.33812%         16.17368%
   163          9.40637%        14.75728%        14.60812%             199        9.44321%        14.75700%         14.60850%
   164          9.40671%        15.24919%        15.09506%             200        9.44556%        15.24888%         15.09546%
   165          9.40707%        14.75728%        14.60814%             201        9.44796%        14.75697%         14.60852%
   166          9.40744%        15.24919%        15.09509%             202        9.45043%        15.24885%         15.09548%
   167          9.40783%        14.75727%        14.60816%             203        9.45296%        14.75693%         14.60853%
   168          9.40824%        14.75727%        14.60817%             204        9.45555%        14.75692%         14.60854%
   169          9.40867%        15.24917%        15.09512%             205        9.45821%        15.24879%         15.09550%
   170          9.40911%        14.75726%        14.60819%             206        9.46094%        14.75688%         14.60856%
   171          9.40958%        15.24917%        15.09514%             207        9.46374%        15.24875%         15.09552%
   172          9.41006%        14.75725%        14.60821%             208        9.46661%        14.75684%         14.60858%
   173          9.41057%        14.75725%        14.60822%             209        9.46955%        14.75682%         14.60859%
   174          9.41109%        16.33838%        16.17340%             210        9.47256%        16.33788%         16.17380%
   175          9.41164%        14.75724%        14.60825%             211        9.47566%        14.75677%         14.60860%
   176          9.41045%        15.24914%        15.09520%             212        9.47883%        15.24864%         15.09556%
   177          9.41104%        14.75723%        14.60827%             213        9.48209%        14.75672%         14.60862%
   178          9.41165%        15.24913%        15.09522%             214        9.48543%        15.24859%         15.09558%
   179          9.41229%        14.75721%        14.60829%             215        9.48886%        14.75667%         14.60863%
   180          9.41296%        14.75721%        14.60830%             216        9.49236%        14.75664%         14.60864%
---------------------------------------------------------------      -------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

s
---------------------------------------------------------------      -------------------------------------------------------------
             Loan Group I     Loan Group II    Loan Group III                   Loan Group I    Loan Group II    Loan Group III
             Net Available    Net Available    Net Available                    Net Available   Net Available     Net Available
  Period       Funds Cap        Funds Cap        Funds Cap            Period      Funds Cap       Funds Cap         Funds Cap
  ------       ---------        ---------        ---------            ------      ---------       ---------         ---------
   217          9.49596%        15.24850%        15.09560%             253        9.57602%        15.24653%         15.09557%
   218          9.49965%        14.75659%        14.60865%             254        9.57603%        14.75462%         14.60860%
   219          9.50343%        15.24844%        15.09561%             255        9.57604%        15.24635%         15.09554%
   220          9.50732%        14.75652%        14.60866%             256        9.57605%        14.75443%         14.60858%
   221          9.51131%        14.75649%        14.60867%             257        9.57606%        14.75434%         14.60856%
   222          9.51540%        16.33751%        16.17389%             258        9.57607%        16.33505%         16.17374%
   223          9.51960%        14.75643%        14.60868%             259        9.57608%        14.75413%         14.60853%
   224          9.52392%        15.24827%        15.09564%             260        9.57609%        15.24583%         15.09546%
   225          9.52835%        14.75635%        14.60869%             261        9.57609%        14.75391%         14.60849%
   226          9.53290%        15.24819%        15.09565%             262        9.57610%        15.24559%         15.09541%
   227          9.53757%        14.75628%        14.60870%             263        9.57611%        14.75368%         14.60844%
   228          9.54237%        14.75624%        14.60870%             264        9.57612%        14.75356%         14.60842%
   229          9.54729%        15.24807%        15.09566%             265        9.57612%        15.24521%         15.09534%
   230          9.55235%        14.75615%        14.60871%             266        9.57613%        14.75330%         14.60836%
   231          9.55755%        15.24798%        15.09566%             267        9.57614%        15.24494%         15.09528%
   232          9.56289%        14.75607%        14.60871%             268        9.57615%        14.75303%         14.60831%
   233          9.56838%        14.75602%        14.60871%             269        9.57615%        14.75289%         14.60827%
   234          9.57402%        15.77362%        15.61621%             270        9.57616%        16.33339%         16.17341%
   235          9.57584%        14.75592%        14.60871%             271        9.57617%        14.75259%         14.60821%
   236          9.57585%        15.24773%        15.09567%             272        9.57617%        15.24418%         15.09511%
   237          9.57586%        14.75582%        14.60871%             273        9.57618%        14.75227%         14.60813%
   238          9.57587%        15.24762%        15.09567%             274        9.57618%        15.24383%         15.09502%
   239          9.57588%        14.75571%        14.60871%             275        9.57619%        14.75192%         14.60804%
   240          9.57589%        14.75565%        14.60871%             276        9.57619%        14.75174%         14.60800%
   241          9.57590%        15.24744%        15.09566%             277        9.57620%        15.24328%         15.09488%
   242          9.57591%        14.75553%        14.60870%             278        9.57620%        14.75136%         14.60790%
   243          9.57592%        15.24731%        15.09565%             279        9.57621%        15.24287%         15.09478%
   244          9.57594%        14.75540%        14.60869%             280        9.57621%        14.75096%         14.60779%
   245          9.57595%        14.75533%        14.60869%             281        9.57621%        14.75075%         14.60773%
   246          9.57596%        16.33618%        16.17390%             282        9.57621%        15.76780%         15.61510%
   247          9.57597%        14.75519%        14.60867%             283        9.57622%        14.75030%         14.60761%
   248          9.57598%        15.24695%        15.09562%             284        9.57622%        15.24173%         15.09446%
   249          9.57598%        14.75504%        14.60866%             285        9.57622%        14.74981%         14.60747%
   250          9.57599%        15.24679%        15.09560%             286        9.57622%        15.24121%         15.09431%
   251          9.57600%        14.75488%        14.60864%             287        9.57622%        14.74929%         14.60732%
   252          9.57601%        14.75480%        14.60863%             288        9.57622%        14.74902%         14.60724%
---------------------------------------------------------------      -------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


---------------------------------------------------------------      -------------------------------------------------------------
             Loan Group I     Loan Group II    Loan Group III                   Loan Group I    Loan Group II    Loan Group III
             Net Available    Net Available    Net Available                    Net Available   Net Available     Net Available
  Period       Funds Cap        Funds Cap        Funds Cap            Period      Funds Cap       Funds Cap         Funds Cap
  ------       ---------        ---------        ---------            ------      ---------       ---------         ---------
   289          9.57622%        15.24036%        15.09406%             325        9.57536%        15.21415%         15.08491%
   290          9.57622%        14.74844%        14.60707%             326        9.57528%        14.72173%         14.59770%
   291          9.57622%        15.23974%        15.09387%             327        9.57520%        15.21063%         15.08361%
   292          9.57621%        14.74782%        14.60688%             328        9.57511%        14.71808%         14.59635%
   293          9.57621%        14.74749%        14.60678%             329        9.57502%        14.71605%         14.59559%
   294          9.57621%        16.32720%        16.17167%             330        9.57492%        15.72862%         15.60132%
   295          9.57620%        14.74679%        14.60656%             331        9.57480%        14.71151%         14.59390%
   296          9.57620%        15.23797%        15.09332%             332        9.57468%        15.19925%         15.07939%
   297          9.57619%        14.74603%        14.60632%             333        9.57455%        14.70618%         14.59192%
   298          9.57618%        15.23715%        15.09306%             334        9.57441%        15.19327%         15.07715%
   299          9.57618%        14.74521%        14.60605%             335        9.57425%        14.69986%         14.58956%
   300          9.57617%        14.74478%        14.60591%             336        9.57407%        14.69624%         14.58821%
   301          9.57616%        15.23580%        15.09262%             337        9.57388%        15.18200%         15.07295%
   302          9.57614%        14.74385%        14.60560%             338        9.57367%        14.68784%         14.58509%
   303          9.57613%        15.23480%        15.09229%             339        9.57343%        15.17210%         15.06937%
   304          9.57612%        14.74284%        14.60527%             340        9.57317%        14.67691%         14.58122%
   305          9.57610%        14.74231%        14.60508%             341        9.57288%        14.67042%         14.57894%
   306          9.57609%        16.32122%        16.16970%             342        9.57255%        16.23412%         16.13811%
   307          9.57607%        14.74116%        14.60469%             343        9.57219%        14.65470%         14.57341%
   308          9.57605%        15.23189%        15.09129%             344        9.57177%        15.13322%         15.05571%
   309          9.57603%        14.73989%        14.60426%             345        9.57129%        14.63382%         14.56613%
   310          9.57601%        15.23053%        15.09082%             346        9.57073%        15.10796%         15.04694%
   311          9.57598%        14.73851%        14.60377%             347        9.57009%        14.60482%         14.55613%
   312          9.57596%        14.73777%        14.60351%             348        9.56933%        14.59284%         14.54960%
   313          9.57593%        15.22822%        15.09001%             349        9.56842%        15.06412%         15.02630%
   314          9.57590%        14.73616%        14.60294%             350        9.56733%        14.57255%         14.53891%
   315          9.57587%        15.22647%        15.08939%             351        9.56598%        15.05094%         15.02002%
   316          9.57583%        14.73439%        14.60231%             352        9.56427%        14.55612%         14.53104%
   317          9.57579%        14.73342%        14.60197%             353        9.56205%        14.54344%         14.52113%
   318          9.57575%        16.31088%        16.16606%             354        9.55906%        16.08143%         16.06125%
   319          9.57571%        14.73134%        14.60121%             355        9.55479%        14.49656%         14.48495%
   320          9.57566%        15.22121%        15.08749%             356        9.54825%        14.92759%         14.92796%
   321          9.57561%        14.72900%        14.60036%             357        9.53697%        14.32695%         14.36145%
   322          9.57555%        15.21864%        15.08656%             358        9.51291%        14.23438%         14.48760%
   323          9.57549%        14.72636%        14.59940%             359        9.42634%        13.81635%         13.86966%
   324          9.57543%        14.72492%        14.59887%             360        0.00000%        14.90533%          0.00000%
---------------------------------------------------------------      -------------------------------------------------------------

GREENWICH CAPITAL
--------------------------------------------------------------------------------